                                                                     EXHIBIT 4.1

================================================================================






          AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC,


           AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

                                      AND


             AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II,


                                AS TRANSFERORS,

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

                                  AS SERVICER,

                                      AND


                             THE BANK OF NEW YORK,

                   AS TRUSTEE AND AS SECURITIES INTERMEDIARY


                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                         POOLING AND SERVICING AGREEMENT

                           DATED AS OF MAY 16, 1996,
                 AS AMENDED AND RESTATED AS OF JANUARY 1, 2006


================================================================================



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                                TABLE OF CONTENTS

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ARTICLE I             DEFINITIONS................................................................................1

         Section 1.01          Definitions.......................................................................1

         Section 1.02          Other Definitional Provisions....................................................26

ARTICLE II            CONVEYANCE OF RECEIVABLES.................................................................27

         Section 2.01          Conveyance of Receivables........................................................27

         Section 2.02          Acceptance by Trustee............................................................30

         Section 2.03          Representations and Warranties of Each Transferor Relating to Such
                               Transferor.......................................................................30

         Section 2.04          Representations and Warranties of each Transferor Relating to the
                               Agreement and any Supplement and the Receivables.................................32

         Section 2.05          Reassignment of Ineligible Receivables...........................................34

         Section 2.06          Reassignment of Certificateholders' Interest in Trust Portfolio..................35

         Section 2.07          Covenants of each Transferor.....................................................36

         Section 2.08          Additional Covenants of Each Transferor Regarding the Terms of the
                               Accounts.........................................................................39

         Section 2.09          Addition of Accounts.............................................................40

         Section 2.10          Removal of Accounts and Participation Interests..................................44

         Section 2.11          Account Allocations..............................................................46

         Section 2.12          Discount Option..................................................................46

         Section 2.13          Premium Option...................................................................47

ARTICLE III           ADMINISTRATION AND SERVICING OF RECEIVABLES...............................................49

         Section 3.01          Acceptance of Appointment and Other Matters Relating to the Servicer.............49

         Section 3.02          Servicing Compensation...........................................................50

         Section 3.03          Representations, Warranties and Covenants of the Servicer........................50

         Section 3.04          Reports and Records for the Trustee..............................................52

         Section 3.05          Annual Certificate of Servicer...................................................53

         Section 3.06          Annual Servicing Report of Independent Public Accountants; Copies of
                               Reports Available................................................................53

         Section 3.07          Tax Treatment....................................................................53

         Section 3.08          Notices to American Express Entities.............................................54

         Section 3.09          Adjustments......................................................................54
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         Section 3.10          Recoveries.......................................................................55

         Section 3.11          Reports to the Commission........................................................55

ARTICLE IV            RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS................56

         Section 4.01          Rights of Certificateholders.....................................................56

         Section 4.02          Establishment of Collection Account and Special Funding Account..................56

         Section 4.03          Collections and Allocations......................................................59

         Section 4.04          Shared Principal Collections.....................................................60

         Section 4.05          Allocation of Trust Assets to Series or Groups...................................60

         Section 4.06          Issuer Rate Fees.................................................................61

         Section 4.07          Manner of Holding Trust Assets...................................................61

ARTICLE V             DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS...........................................63

ARTICLE VI            THE CERTIFICATES..........................................................................64

         Section 6.01          The Certificates.................................................................64

         Section 6.02          Authentication of Certificates...................................................64

         Section 6.03          New Issuances....................................................................65

         Section 6.04          Registration of Transfer and Exchange of Certificates............................66

         Section 6.05          Mutilated, Destroyed, Lost or Stolen Certificates................................69

         Section 6.06          Persons Deemed Owners............................................................70

         Section 6.07          Appointment of Paying Agent......................................................70

         Section 6.08          Access to List of Registered Certificateholders' Names and Addresses.............71

         Section 6.09          Authenticating Agent.............................................................71

         Section 6.10          Book-Entry Certificates..........................................................72

         Section 6.11          Notices to Clearing Agency.......................................................73

         Section 6.12          Definitive Certificates..........................................................73

         Section 6.13          Global Certificate; Exchange Date................................................74

         Section 6.14          Meetings of Certificateholders...................................................75

         Section 6.15          Uncertificated Classes...........................................................77

ARTICLE VII           OTHER MATTERS RELATING TO EACH TRANSFEROR.................................................78
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         Section 7.01          Liability of each Transferor.....................................................78

         Section 7.02          Merger or Consolidation of, or Assumption of the Obligations of, a
                               Transferor.......................................................................78

         Section 7.03          Limitations on Liability of each Transferor......................................79

         Section 7.04          Liabilities......................................................................79

         Section 7.05          Assumption of a Transferor's Obligations.........................................79

         Section 7.06          Expenses.........................................................................81

ARTICLE VIII          OTHER MATTERS RELATING TO THE SERVICER....................................................82

         Section 8.01          Liability of the Servicer........................................................82

         Section 8.02          Merger or Consolidation of, or Assumption of the Obligations of, the
                               Servicer.........................................................................82

         Section 8.03          Limitation on Liability of the Servicer and Others...............................82

         Section 8.04          Servicer Indemnification of the Trust and the Trustee............................83

         Section 8.05          Resignation of the Servicer......................................................83

         Section 8.06          Access to Certain Documentation and Information Regarding the Receivables........84

         Section 8.07          Delegation of Duties.............................................................84

         Section 8.08          Examination of Records...........................................................84

ARTICLE IX            INSOLVENCY EVENTS.........................................................................85

         Section 9.01          Rights upon the Occurrence of an Insolvency Event................................85

ARTICLE X             SERVICER DEFAULTS.........................................................................87

         Section 10.01         Servicer Defaults................................................................87

         Section 10.02         Trustee To Act; Appointment of Successor.........................................89

ARTICLE XI            THE TRUSTEE...............................................................................92

         Section 11.01         Duties of Trustee................................................................92

         Section 11.02         Certain Matters Affecting the Trustee............................................93

         Section 11.03         Trustee Not Liable for Recitals in Certificates..................................95

         Section 11.04         Trustee May Own Certificates.....................................................95

         Section 11.05         The Servicer To Pay Trustee's Fees and Expenses..................................95

         Section 11.06         Eligibility Requirements for Trustee.............................................96

         Section 11.07         Resignation or Removal of Trustee................................................96
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         Section 11.08         Successor Trustee................................................................96

         Section 11.09         Merger or Consolidation of Trustee...............................................97

         Section 11.10         Appointment of Co-Trustee or Separate Trustee....................................97

         Section 11.11         Tax Returns......................................................................98

         Section 11.12         Trustee May Enforce Claims Without Possession of Certificates....................99

         Section 11.13         Suits for Enforcement............................................................99

         Section 11.14         Rights of Certificateholders To Direct Trustee...................................99

         Section 11.15         Representations and Warranties of Trustee.......................................100

         Section 11.16         Maintenance of Office or Agency.................................................100

ARTICLE XII           TERMINATION..............................................................................101

         Section 12.01         Termination of Trust............................................................101

         Section 12.02         Final Distribution..............................................................101

         Section 12.03         Transferor's Termination Rights.................................................102

         Section 12.04         Defeasance......................................................................102

ARTICLE XIII          MISCELLANEOUS PROVISIONS.................................................................105

         Section 13.01         Amendment; Waiver of Past Defaults..............................................105

         Section 13.02         Protection of Right, Title and Interest to Trust................................107

         Section 13.03         Limitation on Rights of Certificateholders......................................108

         Section 13.06         Severability of Provisions......................................................110

         Section 13.07         Certificates Nonassessable and Fully Paid.......................................110

         Section 13.08         Further Assurances..............................................................110

         Section 13.09         Nonpetition Covenant............................................................111

         Section 13.10         No Waiver; Cumulative Remedies..................................................111

         Section 13.11         Counterparts....................................................................111

         Section 13.12         Third-Party Beneficiaries.......................................................111

         Section 13.13         Actions by Certificateholders...................................................111

         Section 13.14         Rule 144A Information...........................................................111

         Section 13.15         Merger and Integration..........................................................112

         Section 13.16         Headings........................................................................112
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         Section 13.17         Fiscal Year.....................................................................112

         Section 13.18         Force Majeure...................................................................112

ARTICLE XIV           COMPLIANCE WITH REGULATION AB............................................................113

         Section 14.01         Intent of the Parties; Reasonableness...........................................113

         Section 14.02         Additional Representations and Warranties of the Trustee........................113

         Section 14.03         Information to Be Provided by the Trustee.......................................113

         Section 14.04         Report on Assessment of Compliance and Attestation..............................114

         Section 14.05         Additional Representations and Warranties of the Servicer.......................115

         Section 14.06         Information to Be Provided by the Servicer......................................115

         Section 14.07         Report on Assessment of Compliance and Attestation..............................117

         Section 14.08         Use of Subservicers and Servicing Participants..................................118
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                                    EXHIBITS

Exhibit A         Form of Transferor Certificate

Exhibit B         Form of Assignment of Receivables in Additional Accounts

Exhibit C         Form of Reassignment of Receivables in Removed Accounts

Exhibit D         [Reserved]

Exhibit E-1       Form of Opinion of Counsel with respect to Amendments

Exhibit E-2       Form of Opinion of Counsel with respect to Accounts

Exhibit E-3       Form of Annual Opinion of Counsel

Exhibit F-1       Form of Certificate of Foreign Clearing Agency

Exhibit F-2       Form of Alternate Certificate to be delivered to
                  Foreign Clearing Agency

Exhibit F-3       Form of Certificate to be delivered to Foreign Clearing Agency

Exhibit G-1       Private Placement Legend

Exhibit G-2       Representation Letter

Exhibit G-3       ERISA Legend

Exhibit H         Form of Annual Certification

Exhibit I         Servicing Criteria to be Addressed in Assessment of Compliance

Exhibit J         Form of Annual Certification

Exhibit K         Servicing Criteria to be Addressed in Assessment of Compliance

                                    SCHEDULES

Schedule 1        List of Accounts [Deemed Incorporated]

                  POOLING AND SERVICING AGREEMENT, dated as of May 16, 1996, as amended and restated as of January 1, 2006, among (i) AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, a Delaware corporation, AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, a Delaware limited liability company, and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, a Delaware limited liability company, as Transferors; (ii) AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, as Servicer; and (iii) THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

                  WHEREAS, this Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Original Pooling Agreement"), was amended and restated on April 16, 2004, and as so amended and restated was among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and The Bank of New York, as Trustee (the "Amended PSA");

                  WHEREAS, the parties hereto agree to and do hereby amend and restate the Amended PSA as of January 1, 2006, to read in its entirety as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, this Agreement is hereby amended and restated to read in its entirety as follows and each party agrees as follows for the benefit of the other parties and the Certificateholders:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Account" shall mean (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account and (d) each Transferred Account, but shall exclude (e) any Account, all the Receivables of which are either (i) after the Removal Date, removed by a Transferor pursuant to Section 2.10, (ii) reassigned to a Transferor pursuant to Section 2.05 or (iii) assigned and transferred to the Servicer pursuant to Section 3.03.

                  "Account Agreement" shall mean, with respect to an Account, the agreement between an Account Owner and the Obligor governing the terms and conditions of such Account, as such agreement may be amended, modified or otherwise changed from time to time.

                  "Account Owner" shall mean, with respect to an Account, Centurion Bank, FSB or any other entity that, pursuant to the Account Agreement related to such Account, is the issuer of the credit or charge cards related to, or the owner of, such Account; provided that the Transferors shall notify Standard & Poor's promptly following the designation of any Account Owner other than Centurion Bank or FSB.

                  "Accumulation Period" shall mean, with respect to any Series, or any Class within a Series, a period following the Revolving Period, which shall be the controlled accumulation period, the principal accumulation period, the rapid accumulation period, the optional accumulation period, the limited accumulation period or other accumulation period, in each case as defined with respect to such Series in the related Supplement.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Addition Cut-Off Date" shall mean (a) with respect to Aggregate Addition Accounts or Participation Interests, the date specified as such in the notice delivered with respect thereto pursuant to subsection 2.09(c) and (b) with respect to New Accounts, the later of the dates on which such New Accounts are originated or designated pursuant to subsection 2.09(d).

                  "Addition Date" shall mean (a) with respect to Aggregate Addition Accounts, the date from and after which such Aggregate Addition Accounts are to be included as Accounts pursuant to subsection 2.09(a) or (b),
(b) with respect to Participation Interests, the date from and after which such Participation Interests are to be included as assets of the Trust pursuant to subsection 2.09(a) or (b), and (c) with respect to New Accounts, the first Distribution Date following the calendar month in which such New Accounts are originated or designated pursuant to subsection 2.09(a) or (b).

                  "Addition Selection Date" shall mean, for each Aggregate Addition, the date specified as such in the notice delivered with respect thereto pursuant to subsection 2.09(c).

                  "Additional Account" shall mean each New Account and each Aggregate Addition Account.

                  "Additional Transferor" shall have the meaning specified in subsection 2.09(g).

                  "Adjusted Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the "Adjusted Invested Amount" as specified in the related Supplement.

                  "Adverse Effect" shall mean, with respect to any action, that such action will (a) result in the occurrence of a Pay-Out Event or a Reinvestment Event or (b) materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class pursuant to this Agreement and the related Supplement.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Addition" shall mean the designation of additional Eligible Accounts, other than New Accounts, to be included as Accounts or of Participation Interests to be included as Trust Assets pursuant to subsection 2.09(a) or (b).

                  "Aggregate Addition Account" shall mean each Eligible Account designated pursuant to subsection 2.09(a) or (b) to be included as an Account and identified in the computer file or microfiche list delivered to the Trustee by a Transferor pursuant to Section 2.01 and subsection 2.09(h).

                  "Aggregate Invested Amount" shall mean, as of any date of determination, the aggregate Adjusted Invested Amounts of all Series of Certificates issued and outstanding on such date of determination.

                  "Agreement" shall mean the Original Pooling Agreement (i) as amended and restated by the Amended PSA and as further amended and restated by this Pooling and Servicing Agreement and (ii) with respect to each Series, as supplemented by each related Supplement, as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Amended PSA" shall have the meaning specified in the recitals of this Agreement.

                  "American Express Credco" shall mean American Express Credit Corporation, a Delaware corporation, and its successors and permitted assigns.

                  "Amortization Period" shall mean, with respect to any Series, or any Class within a Series, a period following the Revolving Period, which shall be the controlled amortization period, the principal amortization period, the early amortization period, the optional amortization period, the limited amortization period or other amortization period, in each case as defined with respect to such Series in the related Supplement.

                  "Applicants" shall have the meaning specified in Section 6.08.

                  "Appointment Date" shall have the meaning specified in subsection 9.02(a).

                  "Assignment" shall have the meaning specified in subsection 2.09(h).

                  "Authorized Newspaper" shall mean any newspaper or newspapers of general circulation in the Borough of Manhattan, The City of New York, printed in the English language (and, with respect to any Series or Class, if and so long as the Investor Certificates of such Series are listed on the Luxembourg Stock Exchange and such exchange shall so require, in Luxembourg, printed in any language satisfying the requirements of such exchange) and customarily published on each Business Day at such place, whether or not published on Saturdays, Sundays or holidays.

                  "Average Rate," unless otherwise provided in any Supplement, shall mean, as of any date of determination and with respect to any Group, the percentage equivalent of a decimal equal to the sum of the amounts for each outstanding Series (or each Class within any Series consisting of more than one Class) within such Group obtained by multiplying (a) the Certificate

Rate (reduced to take into account the payments received pursuant to any interest rate agreements net of any amounts payable under such agreements, or, if such agreements result in a net amount payable, increased by such net amount payable) for such Series or Class, by (b) a fraction, the numerator of which is the aggregate unpaid principal amount of the Investor Certificates of such Series or Class and the denominator of which is the aggregate unpaid principal amount of all Investor Certificates within such Group.

                  "Bankruptcy Code" shall have the meaning specified in Section 7.02.

                  "Bearer Certificates" shall have the meaning specified in
Section 6.01.

                  "Benefit Plan" shall have the meaning specified in subsection 6.04(c).

                  "Book-Entry Certificates" shall mean Investor Certificates that are registered in the name of a Clearing Agency or a Foreign Clearing Agency, or the nominee of either such entity, ownership and transfers of which shall be made through book entries by such Clearing Agency or Foreign Clearing Agency as described in Section 6.10.

                  "Business Day" shall mean (i) any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York, or any other State in which the principal executive offices of Centurion Bank, FSB, the Trustee, or any Account Owner, as the case may be, are located, are authorized or are obligated by law, executive order or governmental decree to be closed or (c) for purposes of any particular Series, any other day specified in the applicable Supplement and (ii) with respect to the determination of LIBOR, a London Business Day (as such term is defined in the related Supplement).

                  "Cash Advance Fees" shall mean cash advance transaction fees and cash advance late fees, if any, as specified in any Account Agreement applicable to an Account.

                  "Centurion Bank" shall mean American Express Centurion Bank, a Utah industrial bank, and its successors and permitted assigns.

                  "Centurion Bank - RFC III Purchase Agreement" shall mean that certain Receivables Purchase Agreement, dated as of April 16, 2004, between Centurion Bank and RFC III, as the same may be, or may have been, amended, supplemented or otherwise modified from time to time.

                  "Centurion Bank - RFC III Revolving Credit Agreement" shall mean the Revolving Credit Agreement by and between Centurion Bank and RFC III, dated as of April 16, 2004, as such agreement may be amended from time to time in accordance therewith, or any substantially similar agreement entered into between any lender and RFC III.

                  "Certificate" shall mean any one of the Investor Certificates or the Transferor Certificates.

                  "Certificateholder" or "Holder" shall mean an Investor Certificateholder or, if used with respect to the Transferors' Interest, a Person in whose name a Transferor Certificate is registered or a Person in whose name ownership of an uncertificated interest in the Transferors' Interest is registered in the books and records of the Trust maintained by the Trustee.

                  "Certificateholders' Interest" shall have the meaning specified in Section 4.01. For purposes of determining whether Holders of Investor Certificates evidencing a specified percentage of the Certificateholders' Interest have approved, consented or otherwise agreed to any action hereunder, such determination shall be made based on the percentage of the Invested Amount or Adjusted Invested Amount, as specified in the related Supplement, represented by such Investor Certificates.

                  "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the owner of a security entitlement with respect to such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  "Certificate Rate" shall mean, as of any particular date of determination and with respect to any Series or Class, the certificate rate as of such date specified therefor in the related Supplement.

                  "Certificate Register" shall mean the register maintained pursuant to Section 6.04, providing for the registration of the Registered Certificates and transfers and exchanges thereof.

                  "Class" shall mean, with respect to any Series, any one of the classes of Investor Certificates of that Series.

                  "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, and serving as clearing agency for a Series or Class of Book-Entry Certificates.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Clearstream" shall mean Clearstream Bank, societe anonyme, a professional depository incorporated under the laws of Luxembourg, and any successor thereto.

                  "Closing Date" shall mean, with respect to any Series, the closing date specified in the related Supplement.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Collection Account" shall have the meaning specified in
Section 4.02.

                  "Collections" shall mean all payments by or on behalf of Obligors (including Insurance Proceeds) received in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment in accordance with the Account Agreement in effect from time to time and all other amounts specified by this

Agreement or any Supplement as constituting Collections. As specified in any Participation Interest Supplement, Collections shall include amounts received with respect to Participation Interests. With respect to any Monthly Period, all Issuer Rate Fees received with respect to the preceding Monthly Period and all Recoveries with respect to Receivables previously charged-off as uncollectible will be treated as Collections of Finance Charge Receivables.

                  "Commission" shall have the meaning specified in subsection 3.01(b).

                  "Companion Series" shall mean (i) each Series which has been paired with another Series (which Series may be prefunded or partially prefunded), such that the reduction of the Invested Amount or Adjusted Invested Amount of such Series results in the increase of the Invested Amount or Adjusted Invested Amount, respectively, of such other Series, as described in the related Supplements, and (ii) such other Series.

                  "Corporate Trust Office" shall have the meaning specified in
Section 11.16.

                  "Coupon" shall have the meaning specified in Section 6.01.

                  "Credco-Centurion Bank Purchase Agreement" shall mean, collectively, the Receivables Purchase Agreements, each dated as of October 1, 1987, between Centurion Bank and American Express Credco, as the same may be, or may have been, amended, supplemented or otherwise modified from time to time.

                  "Credco-RFC II Purchase Agreement" shall mean that certain Receivables Purchase Agreement, dated as of May 16, 1996, between American Express Credco and RFC II, as the same may be, or may have been, amended, supplemented or otherwise modified from time to time.

                  "Credit Guidelines" shall mean the respective policies and procedures of Centurion Bank, FSB or any other Account Owner, as the case may be, as such policies and procedures may be amended from time to time, (a) relating to the operation of its credit or charge business, as the case may be, which generally are applicable to its portfolio of similar accounts, including the policies and procedures for determining the creditworthiness of customers and the extension of credit or charge privileges to customers, and (b) relating to the maintenance of accounts and collection of related receivables.

                  "Date of Processing" shall mean, with respect to any transaction or receipt of Collections, the Business Day after such transaction is first output, in written form under the Servicer's customary and usual practices, from the Servicer's computer file of accounts comparable to the Accounts (without regard to the effective date of recordation).

                  "Defaulted Account" shall mean any Account that has Defaulted Receivables.

                  "Defaulted Amount" shall mean, with respect to any Monthly Period, an amount (which shall not be less than zero) equal to (a) the amount of Principal Receivables which became Defaulted Receivables in such Monthly Period, minus (b) the amount of any Defaulted Receivables of which a Transferor or the Servicer became obligated to accept reassignment or assignment in accordance with the terms of this Agreement during such Monthly Period;

provided, however, that, if an Insolvency Event occurs with respect to any Transferor, the amount of such Defaulted Receivables which are subject to reassignment to such Transferor in accordance with the terms of this Agreement shall not be added to the sum so subtracted and, if any of the events described in subsection 10.01(d) occur with respect to the Servicer, the amount of such Defaulted Receivables which are subject to assignment to the Servicer in accordance with the terms of this Agreement shall not be added to the sum so subtracted.

                  "Defaulted Receivables" shall mean, with respect to any Monthly Period, all Principal Receivables which are charged off as uncollectible in such Monthly Period in accordance with the Credit Guidelines and the Servicer's customary and usual servicing procedures for servicing accounts comparable to the Accounts. A Principal Receivable shall become a Defaulted Receivable on the Date of Processing on which such Principal Receivable is recorded as charged-off on the Servicer's computer file of Accounts.

                  "Defeasance" shall have the meaning specified in subsection 12.04(a).

                  "Defeased Series" shall have the meaning specified in subsection 12.04(a).

                  "Definitive Certificates" shall have the meaning specified in
Section 6.10.

                  "Definitive Euro-Certificates" shall have the meaning specified in subsection 6.13(a).

                  "Deposit Date" shall mean each day on which the Servicer deposits Collections in the Collection Account.

                  "Depository Agreement" shall mean, with respect to any Series or Class of Book-Entry Certificates, the agreement among the Transferors, the Trustee and the Clearing Agency substantially in the form attached to the applicable Supplement.

                  "Determination Date" shall mean, unless otherwise specified in the Supplement for a particular Series, the earlier of the third Business Day and the fifth calendar day (or if the fifth calendar day is not a Business Day, then the preceding Business Day) preceding each Distribution Date.

                  "Discount Option Date" shall mean each date on which a Discount Percentage designated by the Transferors pursuant to Section 2.12 takes effect.

                  "Discount Option Receivables" shall have the meaning specified in Section 2.12. The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after the Discount Option Date shall equal the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the Discount Option Date, shall be zero) plus (b) any new Discount Option Receivables created on such Date of Processing minus (c) any Discount Option Receivable Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing shall mean the product of the amount of any Principal Receivables created on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables) and the Discount Percentage.

                  "Discount Option Receivable Collections" shall mean on any Date of Processing occurring in any Monthly Period succeeding the Monthly Period in which the Discount Option Date occurs, the product of (a) the Discount Percentage and (b) Collections of Principal Receivables on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables).

                  "Discount Percentage" shall mean the percentage, if any, designated from time to time by the Transferors pursuant to Section 2.11.

                  "Distribution Date" shall mean, with respect to any Series, the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the next succeeding Business Day, or the date otherwise specified in the applicable Supplement for such Series.

                  "Dollars," "$" or "U.S. $" shall mean United States dollars.

                  "Eligible Account" shall mean a credit or charge account or line of credit (if, with respect to the line of credit, the full receivable balance is not due upon receipt of a monthly billing statement (excluding the billing statement with respect to the final payment of such balance) and the line of credit contains a code designation in the related securitization field as described in Section 2.01) owned by Centurion Bank, in the case of the Initial Accounts on the selection date related to its date of designation as an "Account" under the Original Pooling Agreement, or Centurion Bank, FSB or any other Account Owner, in the case of Additional Accounts, that, with respect to an Initial Account, as of the selection date related to its date of designation as an "Account" under the Original Pooling Agreement or, with respect to an Additional Account, as of the Addition Selection Date, meets the following requirements:

                  (a) is a credit or other charge account or line of credit (if, with respect to the line of credit, the full receivable balance is not due upon receipt of a monthly billing statement (excluding the billing statement with respect to the final payment of such balance) and the line of credit contains a code designation in the related securitization field as described in Section 2.01) in existence and maintained by Centurion Bank, FSB or such other Account Owner, as the case may be;

                  (b) is payable in Dollars;

                  (c) has an Obligor that has not been confirmed by the Servicer in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding;

                  (d) has an Obligor who has provided as his or her most recent billing address an address located in the United States or its territories or possessions or Canada or a United States military address; provided, however, that as of any date of determination, up to 3% of the Accounts (calculated by number of Accounts) may have Obligors who have provided as their billing addresses, addresses located outside of such jurisdictions;

                  (e) if such account is a credit card or charge card account, has not been identified as an account with respect to which a related card has been lost or stolen;

                  (f) has not been sold or pledged to any other party except for any other Account Owner that has either entered into (or, on or prior to the Addition Date, will enter into) a Receivables Purchase Agreement or that is (or, on or prior to the Addition Date, will be) a Transferor;

                  (g) does not have receivables that have been sold or pledged by Centurion Bank, FSB or any other Account Owner, as the case may be, to any Person other than American Express Credco or any Transferor; and

                  (h) does not have receivables that are Defaulted Receivables or that have been identified by the Servicer as having been incurred as a result of the fraudulent use of a related credit or charge card.

Notwithstanding the above requirements, Eligible Accounts may include accounts, the receivables of which have been written off, or with respect to which the Servicer has confirmed the related Obligor is bankrupt, in each case as of the selection dates related to their date of designation as "Accounts" under the Original Pooling Agreement, with respect to Initial Accounts, and as of the related Addition Selection Date, with respect to Additional Accounts; provided that (a) the balance of all receivables included in such accounts is reflected on the books and records of the related Account Owner (and is treated for purposes of this Agreement) as "zero" and (b) borrowing and charging privileges with respect to all such accounts have been canceled in accordance with the Credit Guidelines applicable thereto and will not be reinstated by the related Account Owner or the Servicer.

                  "Eligible Deposit Account" shall mean either (a) a segregated account with an Eligible Institution (other than any Account Owner) or (b) a segregated trust account with the corporate trust department of a depository institution (other than any Account Owner) organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.

                  "Eligible Institution" shall mean the Trustee or any depository institution organized under the laws of the United States, any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) is a member of the FDIC and (b) has (i) a long-term unsecured debt rating acceptable to each Rating Agency or (ii) a certificate of deposit rating acceptable to the Rating Agency. Notwithstanding the previous sentence any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

                  "Eligible Investments" shall mean negotiable instruments or investment property, or, in the case of deposits described below, deposit accounts held in the name of the Trustee in trust for the benefit of the Certificateholders, subject to the exclusive custody and control of the Trustee and for which the Trustee has sole signature authority, which evidence:

                  (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America, any state thereof or the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or contractual commitment to invest therein, the short-term debt of such depository institution or trust company shall be rated at least "A-1+" by Standard & Poor's (or any other rating from Standard & Poor's, subject to receipt by the Transferors, the Servicer and the Trustee of written notification from Standard & Poor's that investments of such type at such other rating will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Certificates of any outstanding Series or Class with respect to which it is a Rating Agency) and shall be satisfactory to each other Rating Agency;

                  (c) commercial paper (having original or remaining maturities of no more than 30 days), that shall be rated, at the time of the Trust's investment or contractual commitment to invest therein, at least "A-1+" by Standard & Poor's (or any other rating from Standard & Poor's, subject to receipt by the Transferors, the Servicer and the Trustee of written notification from Standard & Poor's that investments of such type at such other rating will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Certificates of any outstanding Series or Class with respect to which it is a Rating Agency) and shall be satisfactory to each other Rating Agency;

                  (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Trust's investment therein, a rating satisfactory to the Rating Agency;

                  (e) bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;

                  (f) time deposits (having maturities not later than the next Transfer Date) other than as referred to in clause (b) above, with a Person the commercial paper of which shall be rated at least "A-1+" by Standard & Poor's (or any other rating from Standard & Poor's, subject to receipt by the Transferors, the Servicer and the Trustee of written notification from Standard & Poor's that investments of such type at such other rating will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Certificates of any outstanding Series or Class with respect to which it is a Rating Agency) and shall be satisfactory to each other Rating Agency;

                  (g) only to the extent permitted by Rule 3a-7 under the Investment Company Act, (i) money market funds that shall be rated, at the time of the Trust's investment therein, at least "AAA-m" or "AAAm-G" by Standard & Poor's (or any other rating from Standard & Poor's, subject to receipt by the Transferors, the Servicer and the Trustee of written notification from Standard & Poor's that investments of such type at such other rating will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Certificates of any outstanding Series or Class with respect to which it is a Rating Agency) and in the highest rating category of each other Rating Agency (including any such fund for which the Trustee or any Affiliate of the Trustee is investment manager or advisor) or (ii) any other investment of a type or rating that satisfies the Rating Agency Condition; or

                  (h) any other investments permitted by Rule 3a-7 of the Investment Company Act and approved in writing by each Rating Agency;

provided that Eligible Investments shall not include securities issued by, or other obligations of, any Account Owner; and provided further that no Eligible Investments shall be contrary to the status of the Trust as a qualified special purpose entity under existing accounting literature.

                  "Eligible Receivable" shall mean each Receivable:

                  (a) that has arisen in an Eligible Account;

                  (b) that was created in compliance in all material respects with all Requirements of Law applicable to the Account Owner of such Eligible Account and pursuant to an Account Agreement that complies in all material respects with all Requirements of Law applicable to such Account Owner, in either case, the failure to comply with which would have an Adverse Effect;

                  (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by such Account Owner of the Account Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

                  (d) as to which at the time of the transfer of such Receivable to the Trust, a Transferor or the Trust will have good and marketable title thereto, free and clear of all Liens (other than any Lien for municipal or other local taxes of a Transferor or an Account Owner if such taxes are not then due and payable or if such Transferor or such Account Owner is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

                  (e) that has been the subject of either a valid transfer and assignment from a Transferor to the Trust of all such Transferor's right, title and interest therein (including any proceeds thereof), or the grant of a first-priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

                  (f) that is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (g) that, at the time of transfer to the Trust, has not been waived or modified except as permitted in accordance with the Credit Guidelines and which waiver or modification is reflected in the Servicer's computer file of accounts;

                  (h) that, at the time of transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

                  (i) as to which, at the time of transfer to the Trust, the Transferor thereof has satisfied all its obligations required to be satisfied by such time;

                  (j) as to which, at the time of transfer to the Trust, none of the Transferors, Centurion Bank, FSB, any other Account Owner or American Express Credco, as the case may be, has taken any action which would impair, or omitted to take any action the omission of which would impair, the rights of the Trust or the Certificateholders therein; and

                  (k) that constitutes either an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in any state where the filing of a financing statement is then required to perfect the Trust's interest in the Receivables and the proceeds thereof.

                  "Eligible Servicer" shall mean the Trustee, TRS or Centurion Bank or, if the Trustee, TRS or Centurion Bank is not acting as Servicer, an entity, the appointment of which shall satisfy the Rating Agency Condition, or an entity that, at the time of its appointment as Servicer, (a) is servicing a portfolio of credit accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) in the sole determination of the Trustee, which determination shall be conclusive and binding, has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

                  "Enhancement Agreement" shall mean any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Euroclear Operator" shall mean Euroclear Bank S.A. / N.V., as operator of the Euroclear System, and any successor thereto.

                  "Excess Allocation Series" shall mean any Series that, pursuant to the Supplement related to such Series, is entitled to receive certain excess Collections of Finance Charge Receivables as more fully described in such Supplement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Exchange Date" shall mean, with respect to any Series, any date that is after the related Closing Date, in the case of Definitive Euro-Certificates in registered form, or upon presentation of certification of non-United States beneficial ownership (as described in Section 6.13), in the case of Definitive Euro-Certificates in bearer form.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

                  "Finance Charge Receivables" shall mean all amounts billed to the Obligors on any Account in respect of (i) all Periodic Rate Finance Charges,
(ii) Cash Advance Fees, (iii) annual membership fees and annual service charges,
(iv) Late Fees, (v) Overlimit Fees, (vi) Discount Option Receivables, if any, and (vii) any other fees with respect to the Accounts designated by the Transferors at any time and from time to time to be included as Finance Charge Receivables; provided, however, that after the Premium Option Date, Finance Charge Receivables on any Date of Processing shall mean the amount of Finance Charge Receivables as otherwise determined pursuant to this definition less the amount of Premium Option Receivables. Finance Charge Receivables shall also include (a) the interest portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Series Supplement, (b) any amounts designated to be Finance Charge Receivables pursuant to Section 4.05, (c) all Recoveries with respect to Receivables previously charged off as uncollectible and (d) the Issuer Rate Fees received with respect to the related Monthly Period.

                  "Foreign Clearing Agency" shall mean Clearstream and the Euroclear Operator.

                  "FSB" shall mean American Express Bank, FSB, a federal savings bank, and its successors and permitted assigns.

                  "FSB - RFC IV Purchase Agreement" shall mean that certain Receivables Purchase Agreement, dated as of April 16, 2004, between FSB and RFC IV, as the same may be, or may have been, amended, supplemented or otherwise modified from time to time.

                  "FSB - RFC IV Revolving Credit Agreement" shall mean the Revolving Credit Agreement by and between FSB and RFC IV, dated as of April 16, 2004, as such agreement may be amended from time to time in accordance therewith, or any substantially similar agreement entered into between any lender and RFC IV.

                  "Global Certificate" shall have the meaning specified in subsection 6.13(a).

                  "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Group" shall mean, with respect to any Series, the group of Series, if any, in which the related Supplement specifies such Series is to be included.

                  "Holders of the Transferor Certificates" or "holders of the Transferor Certificates" shall mean the Holders of the Transferor Certificates or the Holders of any uncertificated interests in the Transferors' Interest.

                  "Independent Director" shall have the meaning specified in subsection 2.07(h)(vii).

                  "Ineligible Receivables" shall have the meaning specified in subsection 2.05(a).

                  "Initial Account" shall mean each Optima(R) Card, Optima Line of Credit and Sign and Travel(R) credit account established pursuant to an Account Agreement between Centurion Bank or other Account Owner and any Person, which account is identified in the computer file or microfiche list delivered to the Trustee by the Transferors pursuant to Section 2.01 on the Substitution Date.

                  "Initial Cut-Off Date" shall mean the close of business on April 16, 2004.

                  "Insolvency Event" shall have the meaning specified in subsection 9.01(a).

                  "Insolvency Proceeds" shall have the meaning specified in subsection 9.01(b).

                  "Insurance Proceeds" shall mean all Insurance Proceeds as defined in the related Receivables Purchase Agreement that are paid to a Transferor as provided in the related Receivables Purchase Agreement.

                  "Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the "Invested Amount," as specified in the related Supplement.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

                  "Investor Certificateholder" shall mean the Person in whose name a Registered Certificate is registered in the Certificate Register or the bearer of any Bearer Certificate (or the Global Certificate, as the case may be) or Coupon.

                  "Investor Certificates" shall mean any certificated or uncertificated interest in the Trust designated as, or deemed to be, an "Investor Certificate" in the related Supplement.

                  "Issuer Rate Fees" shall mean issuer rate fees paid to a Transferor pursuant to the related Receivables Purchase Agreement.

                  "Late Fees" shall have the meaning specified in the Account Agreement applicable to each Account for late fees or similar terms.

                  "LIBOR" for any Series shall have the meaning specified in the Supplement related to such Series.

                  "Lien" shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing; provided, however, that any assignment permitted by
Section 7.02 or 7.05 and the lien created by this Agreement, the Original Pooling Agreement, the Amended PSA or any Receivables Purchase Agreement shall not be deemed to constitute a Lien.

                  "Manager" shall mean the lead manager, manager or co-manager or Person performing a similar function with respect to an offering of Definitive Euro-Certificates.

                  "Monthly Period" shall mean, with respect to each Distribution Date, unless otherwise provided in a Supplement, the period (i) from and including the second day following the last day of the seventh billing cycle applicable to the Accounts ending during the second preceding calendar month and
(ii) to and including the day following the last day of the seventh billing cycle applicable to the Accounts ending in the calendar month immediately preceding the calendar month in which such Distribution Date shall occur; provided, however, that the initial Monthly Period with respect to any Series will commence on the Closing Date with respect to such Series.

                  "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

                  "New Account" shall mean each Optima Card(R) and Sign & Travel(R) account or other credit or charge account or line of credit (if, with respect to the line of credit, the full receivable balance is not due upon receipt of a monthly billing statement (excluding the billing statement with respect to the final payment of such balance) and the line of credit contains a code designation in the related securitization field as described in Section 2.01) established pursuant to an Account Agreement, which account or line of credit is designated pursuant to subsection 2.09(d) to be included as an Account and is identified in the computer file or microfiche list delivered to the Trustee by the Transferors pursuant to Section 2.01 and subsection 2.09(h).

                  "Notices" shall have the meaning specified in subsection 13.05(a).

                  "Obligor" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

                  "Officer's Certificate" shall mean, unless otherwise specified in this Agreement, a certificate signed by the President, any Vice President or the Treasurer of a Transferor or the Servicer, as the case may be, or by the President, any Vice President or the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of a Successor Servicer.

                  "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Trustee.

                  "Original Pooling Agreement" shall have the meaning specified in the Recitals to this Agreement.

                  "Original Transferor Certificate" shall mean, if the Transferors elect (i) to evidence their interests in the Transferors' Interest in certificated form pursuant to Section 6.01, the certificate executed by the Transferors and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A, as the same may be modified in accordance with Exhibit A, or (ii) to have their interests in the Transferors' Interest be uncertificated pursuant to Section 6.01, such uncertificated interests.

                  "Overlimit Fees" shall have the meaning specified in the Account Agreement applicable to each Account for overlimit fees or similar terms if such fees are provided for with respect to such Account.

                  "Partial Amortization SFA Amounts" shall mean the amounts specified by the Transferors pursuant to Section 4.02 which are to be applied to the partial amortization of each Series as specified in the related Supplement.

                  "Participation Interest Supplement" shall mean a Supplement entered into pursuant to subsection 2.09(a)(ii) or (b) in connection with the conveyance of Participation Interests to the Trust.

                  "Participation Interests" shall have the meaning specified in subsection 2.09(a)(ii).

                  "Paying Agent" shall mean any paying agent appointed pursuant to Section 6.07 and shall initially be the Trustee; provided that if the Supplement for a Series so provides, a separate or additional Paying Agent may be appointed with respect to such Series.

                  "Pay-Out Event" shall mean, with respect to any Series, any Pay-Out Event specified in the Supplement related to such Series.

                  "Periodic Rate Finance Charges" shall have the meaning specified in the Account Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

                  "Permitted Activities" means the primary activities of the Trust, which are:

                  (a) holding Receivables transferred from the Transferors and the other assets of the Trust, including passive derivative financial instruments that pertain to beneficial interests issued or sold to parties other than the Transferors, their Affiliates or their agents;

                  (b) issuing Certificates and other interests in the Trust Assets;

                  (c) receiving Collections and making payments on such Certificates and interests in accordance with the terms of this Agreement and any Supplement; and

                  (d) engaging in other activities that are necessary or incidental to accomplish these limited purposes, which activities cannot be contrary to the status of the Trust as a qualified special purpose entity under existing accounting literature.

                  "Person" shall mean any person or entity, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

                  "Portfolio Yield" shall mean with respect to the Trust as a whole and, with respect to any Monthly Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the aggregate of the sum of the Series Allocable Finance Charge Collections for all Series during the immediately preceding Monthly Period calculated on a cash basis, after subtracting therefrom the Series Allocable Defaulted Amounts for all Series with respect to such Monthly Period and (b) the denominator of which is the total amount of Principal Receivables plus (without duplication) the then outstanding principal amount of any Participation Interests conveyed to the Trust, plus the amount of funds on deposit in the Special Funding Account, in each case, as of the last day of the immediately preceding Monthly Period; provided that, with respect to any Monthly Period in which an Aggregate Addition occurs or a removal of Accounts pursuant to Section 2.10 occurs, the amount of Principal Receivables and Participation Interests referred to in clause (b) shall be the average amount of Principal Receivables and Participation Interests in the Trust on each Business Day during such Monthly Period based upon the assumptions that (1) the aggregate amount of Principal Receivables in the Trust plus the then outstanding principal amount of any Participation Interests conveyed to the Trust at the end of the day on the last day of the prior Monthly Period is the aggregate amount of Principal Receivables and Participation Interests in the Trust on each Business Day of the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust plus the then outstanding principal amount of any Participation Interests conveyed to the Trust at the end of the day on the related Addition Date or Removal Date is the aggregate amount of Principal Receivables and Participation Interests in the Trust on each Business Day of the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

                  "Premium Option Date" shall mean each date on which a Premium Percentage designated by the Transferors pursuant to Section 2.13 takes effect.

                  "Premium Option Receivables" shall have the meaning specified in Section 2.13. The aggregate amount of Premium Option Receivables outstanding on any Date of Processing occurring on or after the Premium Option Date shall equal the sum of (a) the aggregate Premium Option Receivables at the end of the prior Date of Processing (which amount, prior to the Premium Option Date, shall be zero) plus (b) any new Premium Option Receivables created on such Date of Processing minus (c) any Premium Option Receivable Collections received on such Date of Processing. Premium Option Receivables created on any Date of Processing shall mean the product of the amount of any Finance Charge Receivables created on such Date of Processing (without giving effect to the proviso in the definition of Finance Charge Receivables) and the Premium Percentage.

                  "Premium Option Receivable Collections" shall mean on any Date of Processing occurring in any Monthly Period succeeding the Monthly Period in which the Premium Option Date occurs, the product of (a) the Premium Percentage and (b) Collections of Finance Charge Receivables on such Date of Processing (without giving effect to the proviso in the definition of Finance Charge Receivables).

                  "Premium Percentage" shall mean the percentage, if any, designated from time to time by the Transferors pursuant to Section 2.13.

                  "Principal Receivables" shall mean (i) all amounts charged by Obligors for merchandise and services and cash advances or otherwise borrowed by such Obligors under any line of credit existing under an Account, but shall not include Finance Charge Receivables or Defaulted Receivables plus (ii) Premium Option Receivables, if any; provided, however, that after the Discount Option Date, Principal Receivables on any Date of Processing thereafter shall mean Principal Receivables as otherwise determined pursuant to this definition minus the amount of any Discount Option Receivables. Principal Receivables shall also include the principal portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Series Supplement. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Principal Receivables which a Transferor is unable to transfer as provided in Section 2.11 shall not be included in calculating the amount of Principal Receivables.

                  "Principal Shortfalls" shall have the meaning specified in
Section 4.04.

                  "Principal Sharing Series" shall mean a Series that, pursuant to the Supplement therefor, is entitled to receive Shared Principal Collections.

                  "Principal Terms" shall mean, with respect to any Series, (i) the name or designation; (ii) the initial principal amount (or method for calculating such amount), the Invested Amount, the Series Invested Amount and the Required Series Transferor Amount; (iii) the Certificate Rate (or method for the determination thereof); (iv) the payment date or dates and the date or dates from which interest shall accrue; (v) the method for allocating Collections to Investor Certificateholders; (vi) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (vii) the Servicing Fee; (viii) the issuer and terms of any form of Series Enhancements with respect thereto; (ix) the terms on which the Investor Certificates of such Series may be exchanged for Investor Certificates of another Series, repurchased by a Transferor or remarketed to other investors; (x) the Series Termination Date;
(xi) the number of Classes of Investor Certificates of such Series and, if more than one Class, the rights and priorities of each such Class; (xii) the extent to which the Investor Certificates of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global certificate or certificates, the terms and conditions, if any, upon which such global certificate may be exchanged, in whole or in part, for Definitive Certificates, and the manner in which any interest payable on a temporary or global certificate will be paid); (xiii) whether the Investor Certificates of such Series may be issued in bearer form and any limitations imposed thereon;
(xiv) the priority of such Series with respect to any other Series; (xv) whether such Series will be part of a Group; (xvi) whether such Series will be a Principal Sharing Series;

(xvii) whether such Series will be an Excess Allocation Series; (xviii) the Distribution Date; and (xix) any other terms of such Series.

                  "Rating Agency" shall mean, with respect to any outstanding Series or Class, each rating agency, as specified in the applicable Supplement, selected by the Transferors to rate the Investor Certificates of such Series or Class.

                  "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Transferors, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class with respect to which it is a Rating Agency.

                  "Reassignment" shall have the meaning specified in Section
2.10.

                  "Receivables" shall mean all amounts shown on the Servicer's records as amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge Receivables. Receivables that become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables.

                  "Receivables Purchase Agreements" shall mean (i) the FSB - RFC IV Purchase Agreement, (ii) the Centurion Bank - RFC III Purchase Agreement,
(iii) the Credco - RFC II Purchase Agreement, (iv) the Credco - Centurion Bank Purchase Agreement and (v) any other receivables purchase agreement substantially in the form of any such agreement that may be entered into by RFC II, RFC III, RFC IV or an Additional Transferor and an Account Owner in the future, pursuant to which RFC II, RFC III, RFC IV or such Additional Transferor will acquire from such Account Owner Receivables for transfer, directly or indirectly, to the Trustee on behalf of the Trust, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Record Date" shall mean, with respect to any Distribution Date, the last day of the calendar month immediately preceding such Distribution Date unless otherwise specified for a Series in the applicable Supplement.

                  "Recoveries" shall mean all Recoveries as defined in the related Receivables Purchase Agreement that are paid to a Transferor as provided in the related Receivables Purchase Agreement.

                  "Registered Certificateholder" shall mean the Holder of a Registered Certificate.

                  "Registered Certificates" shall have the meaning specified in
Section 6.01.
                  "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  "Reinvestment Event" shall mean, with respect to any Series, the meaning specified in the Supplement related to such Series.

                  "Reinvestment Period" shall mean, if applicable, with respect to any Series, any Reinvestment Event specified in the Supplement related to such Series.

                  "Related Account" shall mean an Account with respect to which a new account number has been issued by the applicable Account Owner or the Servicer (a)(i) resulting from a lost or stolen credit or charge card relating to such Account (if such Account is a credit or charge card account) or (ii) under circumstances not requiring the standard application and credit evaluation procedures under the Credit Guidelines applicable to such Account, and (b) that can be traced or identified by reference to or by way of Schedule 1 to this Agreement and the computer or other records of the applicable Account Owner or the Servicer.

                  "Removal Date" shall have the meaning specified in Section
2.10.

                  "Removed Accounts" shall have the meaning specified in Section 2.10.

                  "Removed Participation Interests" shall have the meaning specified in Section 2.10.

                  "Required Designation Date" shall have the meaning specified in subsection 2.09(a).

                  "Required Minimum Principal Balance" shall mean, with respect to any date (a) the sum of the Series Invested Amounts for each Series outstanding on such date plus the sum of the Series Required Transferor Amounts for each Series outstanding on such date, minus (b) the Special Funding Amount.

                  "Required Transferor Amount" shall mean, with respect to any date, an amount equal to the product of (A) the Required Transferor Percentage and (B) the aggregate amount of Principal Receivables.

                  "Required Transferor Percentage" shall mean 7% or any other percentage specified in any Supplement; provided, however, that the Transferors may reduce the Required Transferor Percentage upon (x) 30 days' prior notice to the Trustee and each Rating Agency, (y) satisfaction of the Rating Agency Condition with respect thereto and (z) delivery to the Trustee of a certificate of a Vice President or more senior officer of each Transferor stating that such Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter have an Adverse Effect; provided further that the Required Transferor Percentage shall not at any time be less than 2%.

                  "Requirements of Law" shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the Corporate Trust Administration Department (or any successor group) of the Trustee, including any vice president, assistant vice president, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred at the Corporate Trust Office because of such officer's knowledge of and familiarity with the particular subject.

                  "Revolving Credit Agreements" shall mean (i) the Centurion Bank - RFC III Revolving Credit Agreement and (ii) the FSB - RFC IV Revolving Credit Agreement, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Revolving Period" shall mean, with respect to any Series, the period specified as such in the Supplement related to such Series.

                  "RFC II" shall mean American Express Receivables Financing Corporation II, a Delaware corporation, and its successors and permitted assigns.

                  "RFC III" shall mean American Express Receivables Financing Corporation III LLC, a Delaware limited liability company, and its successors and permitted assigns.

                  "RFC IV" shall mean American Express Receivables Financing Corporation IV LLC, a Delaware limited liability company, and its successors and permitted assigns.

                  "Sarbanes Certification" shall have the meaning specified in
Section 14.04.

                  "Securitization Transaction" shall mean any new issuance of Investor Certificates, pursuant to Section 6.03, whether publicly offered or privately placed, rated or unrated.

                  "Series" shall mean any series of Investor Certificates issued pursuant to Section 6.03.

                  "Series Account" shall mean any deposit, securities, trust, escrow or similar account maintained for the benefit of the Investor Certificateholders of any Series or Class, as specified in any Supplement.

                  "Series Adjusted Invested Amount" shall mean, with respect to any Series and for any Monthly Period, the Series Invested Amount of such Series, after subtracting therefrom the excess, if any, of the cumulative amount (calculated in accordance with the terms of the related Supplement) of investor charge-offs, subordination of principal collections and funding of the investor default amount for any other Class of Investor Certificates of such Series or another Series allocable to the Invested Amount for such Series as of the last day of the immediately preceding Monthly Period over the aggregate reimbursement of such investor charge-offs, subordination of principal collections and funding of the investor default amount for any other Class of Investor Certificates of such Series or another Series as of such last day, or such lesser amount as may be provided in the Supplement for such Series.

                  "Series Allocable Defaulted Amount" shall mean, with respect to any Series and for any Monthly Period, the product of the Series Allocation Percentage and the Defaulted Amount with respect to such Monthly Period.

                  "Series Allocable Finance Charge Collections" shall mean, with respect to any Series and for any Monthly Period, the product of the Series Allocation Percentage and the amount of Collections of Finance Charge Receivables deposited in the Collection Account for such Monthly Period.

                  "Series Allocable Principal Collections" shall mean, with respect to any Series and for any Monthly Period, the product of the Series Allocation Percentage and the amount of Collections of Principal Receivables deposited in the Collection Account for such Monthly Period.

                  "Series Allocation Percentage" shall mean, with respect to any Series and for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series Adjusted Invested Amount and the denominator of which is the Trust Adjusted Invested Amount.

                  "Series Enhancement" shall mean the rights and benefits provided to the Trust or the Investor Certificateholders of any Series or Class pursuant to any letter of credit, surety bond, insurance policy, cash collateral guaranty, subordinated interest in the Trust Assets, cash collateral account, collateral interest, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement.

                  "Series Enhancer" shall mean the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Supplement for such Series) the Investor Certificateholders of any Series or Class which is subordinated to another Series or Class.

                  "Series Invested Amount" shall have, with respect to any Series, the meaning specified in the related Supplement.

                  "Series Issuance Date" shall mean, with respect to any Series, the date on which the Investor Certificates of such Series are to be originally issued in accordance with Section 6.03 and the related Supplement.

                  "Series Required Transferor Amount" shall have the meaning, with respect to any Series, as specified in the related Supplement.

                  "Series Termination Date" shall mean, with respect to any Series, the termination date for such Series specified in the related Supplement.

                  "Service Transfer" shall have the meaning specified in Section 10.01.

                  "Servicer" shall mean TRS, in its capacity as Servicer pursuant to this Agreement, and, after any Service Transfer, the Successor Servicer.

                  "Servicer Default" shall have the meaning specified in Section 10.01.

                  "Servicing Criteria" shall mean the "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

                  "Servicing Fee" shall mean, with respect to any Series, the servicing fee specified in the related Supplement.

                  "Servicing Officer" shall mean any officer of the Servicer or an attorney-in-fact of the Servicer who in either case is involved in, or responsible for, the administration and servicing of the Receivables and whose name appears on a list of servicing officers furnished to the Transferors and the Trustee by the Servicer, as such list may from time to time be amended.

                  "Servicing Participant" shall mean the Servicer, any Subservicer or any Person that participates in any of the servicing functions specified in Item 1122(d) of Regulation AB with respect to the Receivables. For the avoidance of doubt, subject to Section 14.01, the term "Servicing Participant" shall not include the Trustee.

                  "Servicing Party" shall have the meaning specified in Section 14.06(a).

                  "Shared Principal Collections" shall have the meaning specified in Section 4.04.

                  "Small Balances" shall have the meaning established in accordance with the Credit Guidelines.

                  "Special Funding Account" shall have the meaning set forth in
Section 4.02.

                  "Special Funding Amount" shall mean the amount on deposit in the Special Funding Account.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Services or its successor.

                  "Subservicer" shall mean any Person that services the Receivables on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Servicing Participants) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Supplement that are identified in Item 1122(d) of Regulation AB. For the avoidance of doubt, subject to Section 14.01, the term "Subservicer" shall not include the Trustee.

                  "Substitution Date" shall mean the close of business on April 16, 2004.

                  "Successor Servicer" shall have the meaning specified in subsection 10.02(a).

                  "Supplement" shall mean, with respect to any Series, a supplement to this Agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to
Section 6.03, and, with respect to any Participation Interest, an amendment to this Agreement executed pursuant to Section 13.01, and, in either case, including all amendments thereof and supplements thereto.

                  "Supplemental Certificate" shall have the meaning specified in
Section 6.03.

                  "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Investor Certificates of any outstanding Series or Class that was characterized as debt at the time of its issuance, (b) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation, (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder and (d) except as is otherwise provided in a Supplement, in the case of Section 6.03(b)(vi), the Investor Certificates of the Series established pursuant to such Supplement will be properly characterized as debt.

                  "Termination Notice" shall have the meaning specified in
Section 10.01.

                  "Termination Proceeds" shall have the meaning specified in subsection 12.02(c).

                  "Transfer Agent and Registrar" shall have the meaning specified in Section 6.04.

                  "Transfer Date" shall mean the Business Day immediately preceding each Distribution Date.

                  "Transfer Restriction Event" shall have the meaning specified in Section 2.10.

                  "Transferor Amount" shall mean on any date of determination an amount equal to (I) the sum of (A) the aggregate balance of Principal Receivables at the end of the day immediately prior to such date of determination and (B) the Special Funding Amount at the end of the day immediately prior to such date of determination minus (II) the Aggregate Invested Amount at the end of such day.

                  "Transferor Certificates" shall mean, collectively, the Original Transferor Certificate and any outstanding Supplemental Certificates.

                  "Transferors" shall mean (a) prior to the Substitution Date, Centurion Bank and RFC II and (b) on and after the Substitution Date, (i) RFC II, RFC III and RFC IV and (ii) any Additional Transferor or Transferors. References to "each Transferor" shall refer to each entity mentioned in the preceding sentence and, whenever the context may so require, references to "the Transferor" shall refer, collectively, to all of such entities.

                  "Transferors' Interest" shall have the meaning specified in
Section 4.01.

                  "Transferred Account" shall mean each credit or charge account or line of credit (if, with respect to the line of credit, the full receivable balance is not due upon receipt of a monthly billing statement (excluding the billing statement with respect to the final payment of such balance) and the line of credit contains a code designation as described in Article II) into which an Account shall be transferred provided that (i) such transfer was made in accordance with the Credit Guidelines and (ii) it can be traced or identified in the applicable Transferor's or Account Owner's computer files with the code identified in
Article II or in the applicable Assignment as a Transferred Account into which an Account has been transferred by reference to or by way of the computer files or microfiche lists delivered to the Trustee pursuant to Article II.

                  "TRS" shall mean American Express Travel Related Services Company, Inc., a New York corporation, and its successors and permitted assigns.

                  "TRS Insolvency Event" shall mean any of the following events:
(i) the consent by TRS to, or the failure by TRS to object to, the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to TRS or all or substantially all of TRS' property; (ii) the entering of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of TRS' affairs, which decree or order shall have remained in force undischarged or unstayed for a period of 60 days; (iii) TRS' inability, or the admission by TRS in writing of TRS' inability, to pay its debts generally as its debts become due; (iv) the filing of any petition, the effect of which would cause TRS to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute; (v) the making by TRS of an assignment for the benefit of TRS' creditors; (vi) the voluntary suspension by TRS of the payment of TRS' obligations; or (vii) the consent by TRS to, or the failure of TRS to object to, the filing of any petition described in clause (iv) above, or, if TRS shall have objected to the filing of any such petition, the failure of such petition to have been dismissed within 60 days of the filing thereof.

                  "Trust" shall mean the American Express Credit Account Master Trust, the trust heretofore created and continued by this Agreement.

                  "Trust Adjusted Invested Amount" shall mean, with respect to any Monthly Period, the aggregate Series Adjusted Invested Amounts as adjusted in any Supplement for all outstanding Series for such Monthly Period.

                  "Trust Assets" shall have the meaning specified in Section
2.01.

                  "Trust Excess Principal Collections" shall have the meaning specified in the applicable Supplement.

                  "Trustee" shall mean The Bank of New York, a New York banking corporation, in its capacity as trustee on behalf of the Trust, or its successor in interest, or any successor trustee appointed as herein provided.

                  "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  Section 1.02 Other Definitional Provisions.

                  (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the related Supplement.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The agreements, representations and warranties of RFC II, RFC III, RFC IV and TRS in this Agreement in each of their respective capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of RFC II, RFC III, RFC IV and TRS solely in each such capacity for so long as RFC II, RFC III, RFC IV and TRS shall act in each such capacity under this Agreement.

                  (e) For purposes of determining whether Holders of Investor Certificates evidencing a specified percentage of the Certificateholders' Interest have approved, voted on, consented or otherwise agreed to any action hereunder or under a related Supplement, any Investor Certificates owned by a Transferor, any Affiliate thereof, any agent thereof or any other party consolidated with such Transferor for purposes of United States generally accepted accounting principles shall be disregarded when making such determination.

                  (f) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

                  (g) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                  (h) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any Section, subsection, Schedule or Exhibit are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation."

                               [END OF ARTICLE I]

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

                  Section 2.01 Conveyance of Receivables. By execution of this Agreement, each Transferor does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, without recourse except as provided herein, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts (including Related Accounts and Transferred Accounts with respect to such Initial Accounts), and at the close of business on each Addition Cut-Off Date, in the case of Receivables arising in the Additional Accounts (including Related Accounts and Transferred Accounts with respect to such Additional Accounts), and in each case thereafter created from time to time in such Accounts until the termination of the Trust, all Issuer Rate Fees and Recoveries allocable to the Trust as provided herein, all monies due and to become due and all amounts received with respect to all of the foregoing and all proceeds (including Insurance Proceeds and "proceeds" as defined in the UCC) thereof. Each Transferor does hereby further transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, all of its rights, remedies, powers, privileges and claims under or with respect to any related Receivables Purchase Agreement (whether arising pursuant to the terms of such Receivables Purchase Agreement or otherwise). Such property, together with all monies and other property on deposit in the Collection Account, the Series Accounts and the Special Funding Account, the rights of the Trustee on behalf of the Trust under this Agreement and any Supplement, the property conveyed to the Trustee on behalf of the Trust under any Participation Interest Supplement, any Series Enhancement and the right to receive Recoveries shall constitute the assets of the Trust (the "Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Trustee, any Investor Certificateholder or any Series Enhancer of any obligation of Centurion Bank, FSB, any other Account Owner, American Express Credco, any Transferor, any Additional Transferor, the Servicer or any other Person in connection with the Accounts or the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchants clearance systems or insurers. The foregoing transfer, assignment, set-over and other conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly.

                  Each Transferor agrees to record and file, at its own expense, financing statements (and amendments thereto when applicable) with respect to the Trust Assets conveyed by such Transferor meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer, assignment, set-over or other conveyance of its interest in such Trust Assets to the Trustee, and to deliver a file-stamped copy of each such financing statement or amendment or other evidence of such filing to the Trustee as soon as practicable after the Substitution Date, in the case of Trust Assets relating to the Initial Accounts, and (if any additional filing is so necessary) as soon as practicable after the applicable Addition Date, in the case of Trust Assets relating to Additional Accounts. The Trustee shall be under no obligation whatsoever to file such financing statements or amendments thereto or to make any other filing under the UCC in connection with such transfer, assignment, set-over or other conveyance.

                  Each Transferor further agrees, at its own expense, (a) on or prior to (i) the Substitution Date, in the case of the Initial Accounts, (ii) the applicable Addition Date, in the case of Additional Accounts, and (iii) the applicable Removal Date, in the case of Removed Accounts, to indicate in the appropriate computer files that Receivables created (or reassigned, in the case of Removed Accounts) in connection with the Accounts have been conveyed to the Trustee pursuant to this Agreement for the benefit of the Certificateholders (or conveyed to such Transferor or its designee in accordance with Section 2.10, in the case of Removed Accounts) by including (or deleting in the case of Removed Accounts) in the securitization field of such computer files, in the case of the Initial Accounts, the code "F," "G," "H," "I," "J," "L," "M," "N," "O," "P," "S," "T" or "V," or any other related code designations specified at the dates of their designation as "Accounts" under the Original Pooling Agreement and, in the case of Additional Accounts, a similar code designation that shall be specified in the Assignment related thereto, in each case, identifying each such account as an Account and (b) on or prior to (w) the date that is five Business Days after the Substitution Date, in the case of the Initial Accounts, (x) the date that is five Business Days after the applicable Addition Date, in the case of Aggregate Additions, (y) the date that is 90 days after the applicable Addition Date, in the case of New Accounts, and (z) the date that is five Business Days after the applicable Removal Date, in the case of Removed Accounts, to deliver to the Trustee a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, the applicable Addition Cut-Off Date, in the case of Additional Accounts, and the applicable Removal Date, in the case of Removed Accounts, its account number and, other than in the case of New Accounts and the Initial Accounts, the aggregate amount outstanding in such Account. Each such file or list, as supplemented, from time to time, to reflect Related Accounts, Transferred Accounts, Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. Each Transferor further agrees not to alter the code referenced in this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

                  The parties to this Agreement intend that the conveyance of Trust Assets pursuant to this Agreement constitute a sale, and not a secured borrowing, for accounting purposes. Nevertheless, this Agreement also shall constitute a security agreement under applicable law, and the Transferors hereby grant to the Trustee a first priority perfected security interest in all of their right, title and interest, whether now owned or hereafter acquired, in and to the Receivables and the other Trust Assets, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, letters of credit and letter-of-credit rights consisting of, arising from or related to the Trust Assets, and all proceeds thereof, to secure their obligations hereunder.

                  By executing this Agreement and any Receivables Purchase Agreement, the parties hereto and thereto do not intend to cancel, release or in any way impair the conveyance made by RFC II or Centurion Bank in their respective capacities as a "Transferor" under the Original Pooling Agreement. Without limiting the foregoing, the parties hereto acknowledge and agree as follows:

                  (a) The Trust created by and maintained under the Original Pooling Agreement and maintained under the Amended PSA shall continue to exist and be maintained under this Agreement.

                  (b) All series of investor certificates issued under the Original Pooling Agreement and the Amended PSA shall constitute Series issued and outstanding under this Agreement, and any supplement existing in connection with such series shall constitute a Supplement executed hereunder.

                  (c) All references to the Original Pooling Agreement or the Amended PSA in any other instruments or documents shall be deemed to constitute references to this Agreement. All references in such instruments or documents to Centurion Bank in its capacity as a "Transferor" of receivables and related assets under the Original Pooling Agreement shall be deemed to include reference to RFC III and RFC IV in such capacities hereunder.

                  (d) Subject to clause (f) below, RFC III and RFC IV hereby agree to perform all obligations of Centurion Bank, in its capacity as a "Transferor," under or in connection with the Original Pooling Agreement (as amended and restated by the Amended PSA), any Supplements to the Original Pooling Agreement and any related Enhancement Agreements. RFC II shall remain as a Transferor under this Agreement on and after the Substitution Date and all references to "Transferor" shall include references to RFC II.

                  (e) To the extent this Agreement requires that certain actions were to be taken as of a date prior to the date of the Amended PSA, RFC II's or Centurion Bank's, as applicable, taking of such action under the Original Pooling Agreement shall constitute satisfaction of such requirement.

                  (f) All representations, warranties and covenants of RFC II or Centurion Bank, as applicable, made in Article II of the Original Pooling Agreement and in any Assignment of Additional Accounts with respect to receivables and related assets transferred to the Trustee prior to the Substitution Date, shall remain in full force and effect with respect to RFC II or Centurion Bank, as applicable.

                  (g) If, through inadvertance, negligence or mistake, a Transferor indicates in its computer files that Receivables have been transferred, assigned, set over or otherwise conveyed to the Trustee, on behalf of the Trust, pursuant to this Agreement for the benefit of the Certificateholders, and the Servicer discovers that such Transferor, in fact at the time of such transfer, assignment, set over or conveyance, did not have any right, title or interest in such Receivables, then the Servicer shall cause the computer files of such Transferor to be corrected to reflect that such Receivables have in fact not been transferred and are not Trust Assets. Further, the Servicer shall correct, or cause to be corrected, as appropriate, all computer files and microfiche lists and all accounting entries, if any. The Transferor Amount shall also be adjusted downward by the amount of such Receivables in accordance with Section 3.09(a) and, if following the exclusion of such Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, then the Transferors shall make a deposit into the Special Funding Account in accordance with Section 3.09(a).

                  Section 2.02 Acceptance by Trustee.

                  (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the Trust Assets conveyed to the Trustee pursuant to Section 2.01 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferors delivered to the Trustee the computer file or microfiche list relating to the Initial Accounts described in the third to last paragraph of
Section 2.01. The Trustee shall maintain a copy of Schedule 1, as delivered from time to time, at the Corporate Trust Office.

                  (b) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule 1 delivered to the Trustee, from time to time, except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Trustee, (ii) in connection with the performance of the Trustee's duties hereunder, (iii) in enforcing the rights of Certificateholders or (iv) to bona fide creditors or potential creditors of Centurion Bank, FSB, any other Account Owner, American Express Credco or any Transferor for the limited purpose of enabling any such creditor to identify Receivables or Accounts subject to this Agreement or the Receivables Purchase Agreements. The Trustee agrees to take such measures as shall be reasonably requested by any Account Owner or any Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow each Account Owner and each Transferor or their duly authorized representatives to inspect the Trustee's security and confidentiality arrangements from time to time during business hours. The Trustee shall provide the applicable Account Owner and the applicable Transferor with notice five Business Days prior to disclosure of any information of the type described in this subsection 2.02(b).

                  (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

                  Section 2.03 Representations and Warranties of Each Transferor Relating to Such Transferor. Each Transferor hereby severally represents and warrants to the Trust (and agrees that the Trustee may rely on each such representation and warranty in accepting the Receivables in trust and in authenticating the Certificates) as of the Substitution Date and as of each Closing Date (but only if it was a Transferor on such date) that:

                  (a) Organization and Good Standing. Such Transferor is a limited liability company or corporation validly existing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, each Receivables Purchase Agreement (if any) to which it is a party and each applicable Supplement and to execute and deliver to the Trustee the Certificates.

                  (b) Due Qualification. Such Transferor is duly qualified to do business and is in good standing as a foreign limited liability company or a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Account Agreement relating to an Account specified herein or any Receivable conveyed to the Trustee by such Transferor unenforceable by such Transferor, the Servicer or the Trustee and (ii) have a material adverse effect on the Investor Certificateholders; provided, however, that no Transferor makes any representation or warranty with respect to any qualification, license or approval that the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Receivable.

                  (c) Due Authorization. The execution and delivery by such Transferor of this Agreement, each Supplement and each Receivables Purchase Agreement (if any) to which such Transferor is a party and the execution and delivery to the Trustee of the Certificates and the consummation by such Transferor of the transactions provided for in this Agreement, each Supplement and each such Receivables Purchase Agreement (if any) have been duly authorized by such Transferor by all necessary limited liability company or corporate action on the part of such Transferor.

                  (d) No Conflict. The execution and delivery by such Transferor of this Agreement, each Supplement, and the Certificates, the performance by such Transferor of the transactions contemplated by this Agreement and each Supplement and the fulfillment by such Transferor of the terms hereof and thereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound.

                  (e) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any Governmental Authority (i) asserting the invalidity of this Agreement, any Supplement or the Certificates, (ii) seeking to prevent the issuance of any of the Certificates or the consummation of any of the transactions contemplated by this Agreement, any Supplement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement or any Supplement, (iv) seeking any determination or ruling that, in such Transferor's reasonable judgment, would materially and adversely affect the validity or enforceability of this Agreement, any Supplement or the Certificates or (v) seeking to affect adversely the income or franchise tax attributes of the Trust under the United States Federal or any State income or franchise tax systems.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the execution and delivery by such Transferor of this Agreement, each Supplement and the Certificates and the performance of the transactions contemplated by this Agreement and each Supplement by such Transferor have been duly obtained, effected or given and are in full force and effect.

                  Section 2.04 Representations and Warranties of each Transferor Relating to the Agreement and any Supplement and the Receivables.

                  (a) Representations and Warranties. Each Transferor hereby severally represents and warrants to the Trust and the Trustee as of the Substitution Date, each subsequent Closing Date and, with respect to Additional Accounts, as of the related Addition Date (but only if it was a Transferor on such date) that:

                           (i) each of the Receivables Purchase Agreements (if
                  any) to which such Transferor is a party, this Agreement, each Supplement and, in the case of Additional Accounts, each related Assignment, constitutes a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                           (ii) as of the Initial Cut-Off Date with respect to
                  Initial Accounts and as of the related Addition Cut-Off Date with respect to Additional Accounts, Schedule 1 to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts specified herein as of the Initial Cut-Off Date or such Addition Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date or such Addition Cut-Off Date, as the case may be;

                           (iii) each Receivable conveyed to the Trustee by such
                  Transferor has been conveyed to the Trustee free and clear of any Lien (other than as permitted by clause (d) of the term "Eligible Receivable");

                           (iv) all authorizations, consents, orders or
                  approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the conveyance by such Transferor of Receivables to the Trust have been duly obtained, effected or given and are in full force and effect;

                           (v) subject, in each case pertaining to proceeds, to
                  Section 9-315 of the UCC, and further subject to any Liens permitted by clause (d) of the term "Eligible Receivable", each of this Agreement or, in the case of Additional Accounts, the related Assignment either constitutes a valid transfer and assignment to the Trustee of all right, title and interest of such Transferor in the Receivables conveyed to the Trustee by such Transferor and the proceeds thereof and Recoveries identified as relating to the Receivables conveyed to the Trustee by such Transferor which have become Defaulted Receivables, or it constitutes a grant of a first-priority "security interest" (as defined in the UCC) in such property to the Trustee, which, in the case of existing Receivables and the proceeds thereof and such Recoveries, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds and Recoveries thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds and Recoveries thereof, upon the creation thereof, the Trustee shall have a first-priority perfected security or ownership interest in such property and proceeds;

                           (vi) on the applicable Addition Selection Date, each
                  related Additional Account is an Eligible Account;

                           (vii) on the applicable Addition Selection Date, each
                  Receivable then existing in the related Additional Accounts and conveyed to the Trustee by such Transferor is an Eligible Receivable;

                           (viii) as of the date of the creation of any new
                  Receivable in a related Account specified herein, such Receivable is an Eligible Receivable; and

                           (ix) no selection procedures believed by such
                  Transferor to be materially adverse to the interests of the Investor Certificateholders have been used in selecting such related Accounts.

                  (b) Notice of Breach. The representations and warranties set forth in Section 2.03, this Section 2.04 and subsection 2.09(f) shall survive the transfers and assignments of the Trust Assets to the Trustee and the issuance of the Certificates. Upon discovery by any Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in Section 2.03, this Section 2.04 or subsection 2.09(f), the party discovering such breach shall give notice to the other parties and to each Series Enhancer within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice.

                  (c) Representations and Warranties of Each Transferor Relating to Security Interests. Each Transferor hereby makes the following representations and warranties with respect to the Receivables it conveys to the Trustee. Such representations and warranties shall survive until the termination of this Agreement and each shall speak as of the Substitution Date and, with respect to Receivables in Additional Accounts, as of the related Addition Date. None of the following shall be waived by any of the parties to this Agreement unless each Rating Agency shall have notified the Transferors, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

                           (a) This Agreement creates a valid and continuing
                  security interest (as defined in the applicable UCC) in favor of the Trustee in the Receivables described in Section 2.01 of this Agreement or in Section 3(a) of any Assignment (the "Collateral"), which security interest is prior to all other Liens except as otherwise permitted hereunder, and is enforceable as such against creditors of and purchasers from such Transferor.

                           (b) The Collateral constitutes "accounts" or "general
                  intangibles" within the meaning of the applicable UCC.

                           (c) At the time of its transfer of any Receivable to
                  the Trustee pursuant to this Agreement or an Assignment, such Transferor owned and had good and marketable title to such Receivable free and clear of any lien, claim or encumbrance of any Person except as otherwise permitted hereunder.

                           (d) Such Transferor has caused or will have caused,
                  within ten (10) days of the initial execution of this Agreement and each Assignment, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the related Collateral granted to the Trustee pursuant to this Agreement or such Assignment.

                           (e) Other than the security interest granted to the
                  Trustee pursuant to this Agreement or an Assignment, such Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral. Such Transferor has not authorized the filing of and is not aware of any financing statements against such Transferor that include a description of the Collateral other than any financing statement relating to the security interest granted to the Trustee pursuant to this Agreement or an Assignment or that has been terminated. Such Transferor is not aware of any judgment or tax lien filings against such Transferor.

                  Section 2.05 Reassignment of Ineligible Receivables.

                  (a) Reassignment of Receivables. In the event (i) any representation or warranty contained in subsection 2.04(a)(ii), (iii), (iv),
(vi), (vii) or (viii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and such breach has a material adverse effect on the Investor Certificateholders (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) unless cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Trustee and the Servicer) after the earlier to occur of the discovery thereof by the Transferor that conveyed such Receivables to the Trust or receipt by such Transferor of written notice thereof given by the Trustee or the Servicer, or
(ii) it is so provided in subsection 2.07(a) or 2.09(d)(iii) with respect to any Receivables conveyed to the Trust by such Transferor, then such Transferor shall accept reassignment of the Certificateholders' Interest in all Receivables in the related Account ("Ineligible Receivables") on the terms and conditions set forth in paragraph (b) below.

                  (b) Price of Reassignment. The Servicer shall deduct the portion of such Ineligible Receivables reassigned to each Transferor which are Principal Receivables from the aggregate amount of the Principal Receivables used to calculate the Transferor Amount. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, not later than 1:00 P.M., New York City time, on the first Distribution Date following the

Monthly Period in which such reassignment obligation arises, the applicable Transferor shall make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be below the Required Transferor Amount (up to the amount of such Principal Receivables).

                  Upon reassignment of any Ineligible Receivable, the Trustee, on behalf of the Trust, shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the applicable Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Trustee and the Trust in and to such Ineligible Receivable, all monies due or to become due and all proceeds thereof and such reassigned Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The obligation of each Transferor to accept reassignment of any Ineligible Receivables conveyed to the Trustee by such Transferor, and to make the deposits, if any, required to be made to the Special Funding Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of the Certificateholders) or any Series Enhancer. Notwithstanding any other provision of this subsection 2.05(b), a reassignment of an Ineligible Receivable in excess of the amount that would cause the Transferor Amount to be less than the Required Transferor Amount shall not occur if the applicable Transferor fails to make any deposit required by this subsection 2.05(b) with respect to such Ineligible Receivable. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the applicable Transferor to effect the conveyance of such Ineligible Receivables pursuant to this subsection 2.05(b), but only upon receipt of an Officer's Certificate from such Transferor certifying that all conditions set forth in this Section 2.05 have been satisfied.

                  Section 2.06 Reassignment of Certificateholders' Interest in Trust Portfolio. In the event any representation or warranty of a Transferor set forth in subsection 2.03(a) or (c) or subsection 2.04(a)(i) or (v) is not true and correct in any material respect and such breach has a material adverse effect on the Investor Certificateholders (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement), then either the Trustee or the Holders of Investor Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all outstanding Investor Certificates, by notice then given to such Transferor and the Servicer (and to the Trustee if given by the Investor Certificateholders), may direct such Transferor to accept a reassignment of the Certificateholders' Interest in the Receivables and any Participation Interests conveyed to the Trust by such Transferor if such breach and any material adverse effect caused by such breach is not cured within 60 days of such notice (or within such longer period, not in excess of 120 days, as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that such Receivables will not be reassigned to such Transferor if, on any day prior to the end of such 60-day or longer period (i) the relevant representation and warranty shall then be true and correct in all material respects and (ii) such Transferor shall have delivered to the Trustee a certificate of an authorized officer describing the nature of such breach and the manner in which the relevant representation and warranty has become true and correct.

                  The applicable Transferor shall deposit in the Collection Account in immediately available funds not later than 1:00 P.M., New York City time, on the first Transfer Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed to the Investor Certificateholders on such Distribution Date in accordance with the terms of each Supplement. If the Trustee or the Investor Certificateholders give notice directing the applicable Transferor to accept a reassignment of the Certificateholders' Interest in the Receivables as provided above, the obligation of such Transferor to accept such reassignment pursuant to this Section and to make the deposit required to be made to the Collection Account as provided in this paragraph shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section available to the Certificateholders (or the Trustee on behalf of the Certificateholders) or any Series Enhancer.

                  Section 2.07 Covenants of each Transferor. Each Transferor hereby severally covenants that:

                  (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, such Transferor will take no action to cause any Receivable conveyed by it to the Trustee to be evidenced by any instrument (as defined in the UCC) and if any such Receivable is so evidenced as a result of any action taken by such Transferor it shall be deemed to be an Ineligible Receivable in accordance with subsection 2.05(a) and shall be reassigned to such Transferor in accordance with subsection 2.05(b).

                  (b) Security Interests. Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist (except as permitted by clause (d) of the definition of the term "Eligible Receivable") any Lien on, any Receivable or Participation Interest conveyed by it to the Trust, whether now existing or hereafter created, or any interest therein, and such Transferor shall defend the right, title and interest of the Trustee in, to and under the Receivables and any Participation Interest, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor.

                  (c) Transferors' Interest. Except for (i) the conveyances hereunder, in connection with any transaction permitted by Section 7.02 or
Section 7.05 and as provided in subsection 2.09(g) and Section 6.03 or (ii) conveyances with respect to which the Rating Agency Condition shall have been satisfied and a Tax Opinion shall have been delivered to the Trustee, such Transferor agrees not to transfer, sell, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in, the Transferors' Interest represented by the Original Transferor Certificate or any Supplemental Certificate and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void. Nothing contained in this subsection 2.07(c) shall be interpreted to prohibit or in any way limit any Transferor's ability to grant to another Person a participation interest in the Transferors' Interest upon the delivery to the Trustee of a Tax Opinion.

                  (d) Delivery of Collections or Recoveries. In the event that such Transferor receives Collections or Recoveries, such Transferor agrees to pay the Servicer all such Collections and Recoveries as soon as practicable after receipt thereof.

                  (e) Notice of Liens. Such Transferor shall notify the Trustee and each Series Enhancer promptly after becoming aware of (except as permitted by clause (d) of the definition of the term "Eligible Receivable") any Lien on any Receivable or Participation Interest conveyed by it to the Trust other than the conveyances hereunder and under any Receivables Purchase Agreement to which such Transferor is a party.

                  (f) Issuer Rate Fees. On or prior to each Determination Date, such Transferor shall notify the Servicer of the amount of Issuer Rate Fees to be included as Collections of Finance Charge Receivables with respect to the preceding Monthly Period, which shall be equal to the amount of Issuer Rate Fees paid to such Transferor pursuant to the relevant Receivables Purchase Agreement with respect to such Monthly Period.

                  (g) Separate Corporate Existence. Such Transferor shall:

                           (i) Maintain in full effect its existence, rights and
                  franchises as a limited liability company under the laws of the state of its formation or as a corporation under the laws of the state of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the applicable Receivables Purchase Agreement and each other instrument or agreement necessary or appropriate to proper administration hereof and to permit and effectuate the transactions contemplated hereby.

                           (ii) Except as provided herein, maintain its own
                  deposit, securities and other account or accounts, separate from those of any Affiliate of such Transferor, with financial institutions. The funds of such Transferor will not be diverted to any other Person or for other than the company use of such Transferor, and, except as may be expressly permitted by this Agreement or the applicable Receivables Purchase Agreement, the funds of such Transferor shall not be commingled with those of any other Person.

                           (iii) Ensure that, to the extent that it shares the
                  same officers or other employees as any of its members or other Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iv) Ensure that, to the extent that it jointly
                  contracts with any of its members or other Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that such Transferor contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs.

                           (v) Ensure that all material transactions between
                  such Transferor and any of its Affiliates shall be only on an arm's-length basis and shall not be on terms more favorable to either party than the terms that would be found in a similar transaction involving unrelated third parties.

                           (vi) Maintain a principal executive and
                  administrative office through which its business is conducted and a telephone number separate from those of its members and other Affiliates. To the extent that such Transferor and any of its members or other Affiliates have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs (including rent) among them, and each such entity shall bear its fair share of such expenses.

                           (vii) Conduct its affairs strictly in accordance with
                  its certificate of formation and limited liability company agreement or its certificate of incorporation and bylaws and observe all necessary, appropriate and customary company formalities, including, but not limited to, holding all regular and special members' and directors' meetings appropriate to authorize all action, keeping separate and accurate minutes of such meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, intercompany transaction accounts. Regular members' and directors' meetings shall be held at least annually.

                           (viii) Ensure that its board of directors shall at
                  all times include at least one Independent Director (for purposes hereof, "Independent Director" shall mean any member of the board of directors of such Transferor that is not and has not at any time been (x) an officer, agent, advisor, consultant, attorney, accountant, employee, member or shareholder of any Affiliate of such Transferor which is not a special purpose entity, (y) a director of any Affiliate of such Transferor other than an independent director of any Affiliate which is a special purpose entity or (z) a member of the immediate family of any of the foregoing).

                           (ix) Ensure that decisions with respect to its
                  business and daily operations shall be independently made by such Transferor (although the officer making any particular decision may also be an officer or director of an Affiliate of such Transferor) and shall not be dictated by an Affiliate of such Transferor.

                           (x) Act solely in its own company name and through
                  its own authorized officers and agents, and no Affiliate of such Transferor shall be appointed to act as agent of such Transferor. Such Transferor shall at all times use its own stationery and business forms and describe itself as a separate legal entity.

                           (xi) Other than as provided in the relevant Revolving
                  Credit Agreement, ensure that no Affiliate of such Transferor shall advance funds or loan money to such Transferor, and no Affiliate of such Transferor will otherwise guaranty debts of such Transferor.

                           (xii) Other than organizational expenses and as
                  expressly provided herein, pay all expenses, indebtedness and other obligations incurred by it using its own funds.

                           (xiii) Not enter into any guaranty, or otherwise
                  become liable, with respect to or hold its assets or creditworthiness out as being available for the payment of any obligation of any Affiliate of such Transferor nor shall such Transferor make any loans to any Person.

                           (xiv) Ensure that any financial reports required of
                  such Transferor shall comply with generally accepted accounting principles and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates so long as such consolidated reports contain footnotes describing the effect of the transactions between such Transferor and such Affiliate and also state that the assets of such Transferor are not available to pay creditors of the Affiliate.

                           (xv) Ensure that at all times it is adequately
                  capitalized to engage in the transactions contemplated in its certificate of formation and its limited liability company agreement or in its certificate of incorporation and bylaws.

                  (h) RFC II hereby further covenants that:

                           (i) Amendment of the Certificate of Incorporation.
                  RFC II will not amend in any material respect its Certificate of Incorporation without providing each Rating Agency with notice no later than the fifth Business Day prior to such amendment (unless the right to such notice is waived by such Rating Agency) and satisfying the Rating Agency Condition.

                           (ii) Other Indebtedness. RFC II shall not incur any
                  additional debt, unless each Rating Agency is provided with notice no later than the fifth Business Day prior to the incurrence of such additional debt (unless the right to such notice is waived by each Rating Agency) and the Rating Agency Condition is satisfied with respect to the incurrence of such debt.

                  Section 2.08 Additional Covenants of Each Transferor Regarding the Terms of the Accounts. Each Transferor, in its capacity as purchaser of Receivables from any Account Owner (each, a "Receivables Originator") or American Express Credco pursuant to a Receivables Purchase Agreement (if any) to which such Transferor is a party, hereby covenants that such Transferor will at all times enforce the covenants and agreements of such Receivables Originators or American Express Credco in such Receivables Purchase Agreements, including covenants to the effect set forth below only to the extent to which they are enforceable against such Receivables Originators or American Express Credco pursuant to such Receivables Purchase Agreements:

                  (a) Periodic Rate Finance Charges. (i) Except (x) as otherwise required by any Requirements of Law or (y) as is deemed by Centurion Bank, FSB or other Account Owner, as the case may be, to be necessary in order for it to maintain its credit or charge business, as applicable, or a program operated by such credit or charge business, as applicable, on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to such credit or charge business or such program, such Receivables Originator shall not at any time take any action which would have the effect of reducing the Portfolio Yield to a level that could be reasonably expected to cause any Series to experience any Pay-Out Event or Reinvestment Event based on the insufficiency of the Portfolio Yield or any similar test and (ii) except as otherwise required by any Requirements of Law, such Receivables Originator shall not take any action which would have the effect of reducing the Portfolio Yield to be less than the then-current highest Average Rate for any Group.

                  (b) Account Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, Centurion Bank, FSB or other Account Owner, as the case may be, may change the terms and provisions of the applicable Account Agreements or the applicable Credit Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph
(a) above, Centurion Bank, FSB or other Account Owner, as the case may be, will not take any action with respect to the applicable Account Agreements or the applicable Credit Guidelines, which, at the time of such action, Centurion Bank, FSB or other Account Owner, as the case may be, reasonably believes will have a material adverse effect on the rights of the Trust or the Investor Certificateholders.

                  Each Transferor further covenants that it will not enter into any amendment to any Receivables Purchase Agreement to which it is a party, or enter into a new Receivables Purchase Agreement unless the Rating Agency Condition shall have been satisfied.

                  Section 2.09 Addition of Accounts.

                  (a) Required Additional Accounts. (i) If, as of the end of any Monthly Period, the total amount of Principal Receivables and the then outstanding principal amount of any Participation Interests theretofore conveyed to the Trust is less than the Required Minimum Principal Balance on such date, the Transferors shall on or prior to the close of business on the tenth Business Day of the next Monthly Period (the "Required Designation Date"), cause to be designated additional Eligible Accounts to be included as Accounts as of the Required Designation Date or any earlier date in a sufficient amount (or such lesser amount as shall represent all Eligible Accounts then available to the Transferors under the Receivables Purchase Agreements) such that, after giving effect to such addition, the aggregate principal balance of Principal Receivables, plus the then outstanding principal amount of any Participation Interests conveyed to the Trustee as of the close of business on the Addition Date, is at least equal to the Required Minimum Principal Balance on such date.

                           (ii) Optional Participation Interests. In lieu of, or
                  in addition to, causing the designation of Additional Accounts pursuant to clause (i) above, subject to the conditions specified in paragraph (c) below, the Transferors may (but shall not be required to) convey to the Trust participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of one or more of the following ("Participation Interests"): credit card or other credit account receivables, charge card or other charge account receivables, consumer loan receivables (secured and unsecured), and/or any interests in any of the foregoing, including securities representing or backed by such receivables, and other self-liquidating financial assets including any "Eligible Assets" as such term is defined in Rule 3a-7 under the Investment Company Act (or any successor to such rule) and collections, together with all earnings, revenues, dividends, distributions, income, issues and profits thereon. The addition of Participation Interests in the Trust pursuant to this paragraph (a) or paragraph (b) below shall be effected by a Participation Interest Supplement, dated the applicable Addition Date and entered into pursuant to subsection 13.01(a).

                           (iii) Any Additional Accounts or Participation
                  Interests designated to be included as Trust Assets pursuant to clauses (i) or (ii) above may only be so included if (x) Standard & Poor's shall have notified the Transferors, the Servicer and the Trustee in writing that such addition will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class with respect to which Standard & Poor's is a Rating Agency and (y) the applicable conditions specified in paragraph (c) below have been satisfied.

                  (b) Permitted Aggregate Additions. Each Transferor may from time to time, at its sole discretion, subject to the conditions specified in paragraph (c) below, voluntarily cause the designation of additional Eligible Accounts to be included as Accounts and the related Receivables and any Participation Interests to be included as Trust Assets, in either case, as of the applicable Addition Date.

                  (c) Conditions to Aggregate Additions. On the Addition Date with respect to any Aggregate Additions, the Trustee shall acquire the Receivables existing in Aggregate Addition Accounts (and such Aggregate Addition Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Addition Cut-Off Date or shall acquire such Participation Interests, subject to the satisfaction of the following conditions:

                           (i) on or before the eighth Business Day immediately
                  preceding the Addition Date, the applicable Transferor shall have given the Trustee, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) that the Aggregate Addition Accounts or Participation Interests will be included and specifying the applicable Addition Date, Addition Cut-Off Date and Addition Selection Date;

                           (ii) all Aggregate Addition Accounts shall be
                  Eligible Accounts;

                           (iii) the applicable Transferor shall have delivered
                  to the Trustee copies of UCC financing statements covering such Aggregate Addition Accounts, if necessary to perfect the Trustee's interest in the Receivables arising therein;

                           (iv) to the extent required by Section 4.03, the
                  applicable Transferor shall have deposited in the Collection Account all Collections with respect to such Aggregate Addition Accounts since the Addition Cut-Off Date;

                           (v) as of each of the Addition Cut-Off Date and the
                  Addition Date, no Insolvency Event shall have occurred nor shall the transfer of the Receivables arising in the Aggregate Addition Accounts or of the Participation Interests to the Trust have been made in contemplation of the occurrence thereof;

                           (vi) solely with respect to Aggregate Additions
                  designated pursuant to subsection 2.09(b), the Rating Agency Condition shall have been satisfied;

                           (vii) the applicable Transferor shall have delivered
                  to the Trustee an Officer's Certificate of such Transferor, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through (vi) above;

                           (viii) the addition to the Trust of the Receivables
                  arising in the Aggregate Addition Accounts or of the Participation Interests will not result in an Adverse Effect and, in the case of Aggregate Additions, the applicable Transferor shall have delivered to the Trustee an Officer's Certificate of such Transferor, dated the Addition Date, stating that such Transferor reasonably believes that the addition to the Trust of the Receivables arising in the Aggregate Addition Accounts or of the Participation Interests will not have an Adverse Effect; and

                           (ix) the applicable Transferor shall have delivered
                  to the Trustee and each Rating Agency an Opinion of Counsel, dated the Addition Date, in accordance with subsection 13.02(d)(ii) or (iv), as applicable.

                  (d) New Accounts.

                           (i) Each Transferor may from time to time, at its
                  sole discretion, subject to and in compliance with the limitations specified in clause (ii) below and the conditions specified in paragraph (e) below, voluntarily designate newly originated Eligible Accounts to be included as New Accounts. For purposes of this paragraph, Eligible Accounts shall be deemed to include only credit or charge accounts of the same nature as those included as Initial Accounts or which have previously been included in any Aggregate Addition if the Assignment related to such Aggregate Addition expressly provides that such type of credit or charge account is permitted to be designated as a New Account.

                           (ii) Unless and until each Rating Agency otherwise
                  consents in writing, the Transferors shall not be permitted to designate New Accounts and, upon obtaining such consent, the number and balance of New Accounts designated with respect to any period designated by the Rating Agency shall not exceed the amounts designated by the Rating Agency.

                           (iii) With respect to each semi-annual period in
                  which New Accounts are added as Accounts, the failure of the applicable Transferor to deliver an

                  Opinion of Counsel substantially in the form of Exhibit E-2 (or, if the owner of the applicable Accounts has a long-term rating below "A" by Moody's or "AA-" by Standard & Poor's, such Opinion of Counsel shall be delivered quarterly, and if the long-term rating of the owner of the applicable Accounts is not rated by Moody's or Standard & Poor's or, if rated, is not rated at least "A-" by Standard & Poor's and in one of the generic categories of each other Rating Agency which signifies investment grade, such Opinion of Counsel shall be delivered monthly) with respect to the New Accounts included as Accounts shall result in all Receivables arising in the New Accounts to which such failure relates to be deemed to be Ineligible Receivables in accordance with subsection 2.05(a) and all such Receivables shall be reassigned to such Transferor in accordance with subsection 2.05(b). The opinion delivery requirement set forth in the immediately preceding sentence may be modified provided that the Rating Agency Condition is satisfied.

                  (e) Conditions to Addition of New Accounts. On the Addition Date with respect to any New Accounts, at the direction of the Servicer, the Trustee, on behalf of the Trust, shall acquire the Receivables existing in such New Accounts (and such New Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Addition Cut-Off Date, subject to the satisfaction of the following conditions:

                           (i) the New Accounts shall all be Eligible Accounts;

                           (ii) the applicable Transferor shall have delivered
                  to the Trustee copies of UCC financing statements covering such New Accounts, if necessary to perfect the Trustee's interest in the Receivables arising therein;

                           (iii) to the extent required by Section 4.03, the
                  applicable Transferor shall have deposited in the Collection Account all Collections with respect to such New Accounts since the Addition Cut-Off Date;

                           (iv) as of each of the Addition Cut-Off Date and the
                  Addition Date, no Insolvency Event shall have occurred nor shall the transfer to the Trustee of the Receivables arising in the New Accounts have been made in contemplation of the occurrence thereof; and

                           (v) the addition of the Receivables arising in the
                  New Accounts to the Trust will not result in the occurrence of a Pay-Out Event or a Reinvestment Event.

                  (f) Representations and Warranties. Each Transferor conveying any Receivables in Additional Accounts or Participation Interests hereby represents and warrants to the Trust and the Trustee as of the related Addition Date as to the matters set forth in clauses (v) and (viii) of subsection 2.09(c) above and that, in the case of Additional Accounts, the list delivered pursuant to subsection 2.09(h) below is, as of the applicable Addition Cut-Off Date, true and complete in all material respects.

                  (g) Additional Transferors. A Transferor may designate Affiliates of such Transferor to be included as Transferors ("Additional Transferors") under this Agreement in an amendment hereto pursuant to subsection 13.01(a) and, in connection with such designation, such Transferor shall (i) if the Original Transferor Certificate is certificated, surrender the Original Transferor Certificate to the Trustee in exchange for a newly issued Original Transferor Certificate modified to reflect such Additional Transferor's interest in the Transferors' Interest or (ii) if the Original Transferor Certificate is uncertificated, direct the Trustee to register in the books and records of the Trust such Additional Transferor's interest in the Transferors' Interest; provided, however, that prior to any such designation of an Additional Transferor, the conditions set forth in clauses (iv) and (vi) of subsection 6.03(b) shall have been satisfied with respect thereto.

                  (h) Delivery of Documents. In the case of the designation of Additional Accounts, the Transferor designating such Accounts shall deliver to the Trustee (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 and (ii) a duly executed, written Assignment (including an acceptance by the Trustee for the benefit of the Certificateholders), substantially in the form of Exhibit B (the "Assignment"), on the related Addition Date. In addition, in the case of the designation of New Accounts, the Transferor designating such Accounts shall deliver to the Trustee on the Addition Date an Officer's Certificate of such Transferor confirming, to the extent applicable, the items set forth in clauses
(i) through (v) of subsection 2.09(e) above.

                  Section 2.10 Removal of Accounts and Participation Interests. On any day of any Monthly Period, each Transferor shall have the right to require the reassignment to it or its designee of all the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies due or to become due and all amounts received thereafter with respect thereto and all proceeds thereof in or with respect to the Accounts specified herein (the "Removed Accounts") or Participation Interests conveyed to the Trust by such Transferor (the "Removed Participation Interests") (unless otherwise set forth in the applicable Participation Interest Supplement or Series Supplement), and designated for removal by the Transferor, upon satisfaction of the conditions in clauses (i), (iii), (iv) and (v) below:

                           (i) on or before the eighth Business Day immediately
                  preceding the Removal Date, such Transferor shall have given the Trustee, the Servicer, the Rating Agency and each Series Enhancer notice (unless such notice requirement is otherwise waived) of such removal and specifying the date for removal of the Removed Accounts and removed Participation Interests (the "Removal Date");

                           (ii) on or prior to the date that is five Business
                  Days after the Removal Date, such Transferor shall amend
                  Schedule 1 by delivering to the Trustee a computer file or microfiche list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the date notice of the Removal Date is given, its account number and the aggregate amount of Receivables outstanding in such Account;

                           (iii) such Transferor shall have represented and
                  warranted as of the Removal Date that the list of Removed Accounts delivered pursuant to paragraph (ii) above, as of the Removal Date, is true and complete in all material respects;

                           (iv) the Rating Agency Condition shall have been
                  satisfied with respect to the removal of the Removed Accounts and removed Participation Interests;

                           (v) such Transferor shall have delivered to the
                  Trustee an Officer's Certificate of such Transferor, dated the Removal Date, to the effect that such Transferor reasonably believes that (a) such removal will not have an Adverse Effect, (b) such removal will not result in the occurrence of a Pay-Out Event or a Reinvestment Event, and (c) no selection procedures believed by such Transferor to be materially adverse to, or materially beneficial to, the interests of the Investor Certificateholders have been used in selecting the Removed Accounts from among any pool of Accounts of a similar type.

                  In addition to the terms and conditions contained in clauses
(i)-(v) above, the Transferors' right to require the reassignment to them or their designees of all the Trustee's right, title and interest in, to and under the Receivables in Removed Accounts and Removed Participation Interests, shall be subject to the following restrictions:

                  (a) Except for Removed Accounts described in clause (b) below, there shall be no more than one Removal Date in any Monthly Period and the Accounts to be designated as Removed Accounts shall be selected at random by the applicable Transferor; and

                  (b) A Transferor may designate Removed Accounts as provided in and subject to the terms and conditions contained in this Section 2.10 without being subject to the restrictions set forth in clause (a) above if the Removed Accounts are Accounts (i) originated or acquired under a specific affinity agreement, private label agreement, merchant agreement, co-branding agreement or other program which is co-owned, operated or promoted, provided that such agreement has terminated in accordance with the terms therein or (ii) being removed due to other circumstances caused by requirements of agreements in which the right to such Removed Accounts or control thereof is determined by a party or parties to such agreements other than the Transferors, any Affiliate of the Transferors or any agent of the Transferors.

                  Upon satisfaction of the above conditions, the Trustee shall execute and deliver to such Transferor a written reassignment in substantially the form of Exhibit C (the "Reassignment") and shall, without further action, be deemed to sell, transfer, assign, set over and otherwise convey to such Transferor or its designee, effective as of the Removal Date, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Receivables arising in the Removed Accounts and Removed Participation Interests, all monies due and to become due and all amounts received with respect thereto and all proceeds thereof and any Insurance Proceeds relating thereto. The Trustee may conclusively rely on the Officer's Certificate delivered pursuant to this Section 2.10 and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                  In addition to the foregoing, on the date when an Account becomes a Defaulted Account, the Trustee shall automatically and without further action or consideration transfer, set over and otherwise convey to the applicable Transferor with respect to such Account, without recourse, representation or warranty, all right, title and interest of the Trustee and the Trust in and to the Receivables in such Defaulted Account, all monies due or to become due with respect thereto, all proceeds thereof and any Insurance Proceeds relating thereto; provided, that Recoveries of such Defaulted Account shall be applied as provided herein.

                  Section 2.11 Account Allocations. In the event that any Transferor is unable for any reason to transfer Receivables to the Trustee in accordance with the provisions of this Agreement, including by reason of the application of the provisions of Section 9.01 or any order of any Governmental Authority (a "Transfer Restriction Event"), then, in any such event, (a) such Transferor agrees (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections, including Collections of Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections but for such Transferor's inability to transfer Receivables (up to an aggregate amount equal to the amount of Receivables transferred to the Trust by such Transferor in the Trust on such date), (b) such Transferor and the Servicer agree that such amounts will be applied as Collections in accordance with Article IV and the terms of each Supplement and (c) for so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Principal Receivables and all amounts which would have constituted Principal Receivables but for such Transferor's inability to transfer Receivables to the Trust which are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV and the terms of each Supplement. For the purpose of the immediately preceding sentence, such Transferor and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in the Trust as of the date of the occurrence of such event. If such Transferor and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor and the Servicer agree that, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with Article IV and the terms of each Supplement. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV and the terms of each Supplement.

                  Section 2.12 Discount Option.

                  (a) The Transferors shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage (the "Discount Percentage"), of all or any specified portion of Principal Receivables created after the Discount Option Date to be treated as Finance Charge Receivables ("Discount Option Receivables"). The Transferors shall also have the option of increasing, reducing or withdrawing the Discount Percentage, at any time and from time to time, on and after such

Discount Option Date. The Transferors shall provide to the Servicer, the Trustee and any Rating Agency 30 days' prior written notice of the Discount Option Date and any such designation or increase, reduction or withdrawal, and such designation, increase, reduction or withdrawal shall become effective on the Discount Option Date specified therefor upon satisfaction of the following conditions:

                           (i) each Transferor shall have delivered to the
                  Trustee and any Series Enhancer entitled thereto (if any) an Officer's Certificate of such Transferor certifying that, based upon facts known to such Transferor at such time, such designation, increase, reduction or withdrawal will not, at the time of its occurrence, cause a Pay-Out Event or a Reinvestment Event, or an event that, with notice or the lapse of time or both, would constitute a Pay-Out Event or a Reinvestment Event, to occur with respect to any Series;

                           (ii) the Rating Agency Condition shall have been
                  satisfied with respect to such designation, increase, reduction or withdrawal; and

                           (iii) only in connection with a reduction or
                  withdrawal of the Discount Percentage, the Transferors shall have caused an Opinion of Counsel to the effect described in clause (a) of the definition of "Tax Opinion" in Section 1.01 to have been delivered to the Trustee.

Notwithstanding any of the foregoing conditions to the designation of the Discount Percentage, beginning on the Substitution Date, the initial Discount Percentage shall be 0.0%, and any Collections with respect to Discount Option Receivables in effect after the close of business on March 26, 2004 shall be treated as Collections of Principal Receivables.

                  (b) After any Discount Option Date, Discount Option Receivable Collections (calculated using the Discount Percentage specified on such Discount Option Date) shall be treated as Collections of Finance Charge Receivables.

                  Section 2.13 Premium Option.

                  (a) The Transferors shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage (the "Premium Percentage"), of all or any specified portion of Finance Charge Receivables created on and after the Premium Option Date to be treated as Principal Receivables ("Premium Option Receivables"). The Transferors shall also have the option of increasing, reducing or withdrawing the Premium Percentage, at any time and from time to time, on and after such Premium Option Date. The Transferors shall provide to the Servicer, the Trustee and any Rating Agency 30 days' prior written notice of the Premium Option Date and any such designation or increase, reduction or withdrawal, and such designation, increase, reduction or withdrawal shall become effective on the Premium Option Date specified therefor upon satisfaction of the following conditions:

                           (i) each Transferor shall have delivered to the
                  Trustee and any Series Enhancer entitled thereto (if any) an Officer's Certificate of such Transferor certifying that, based upon facts known to such Transferor at such time, such designation, increase, reduction or withdrawal will not, at the time of its occurrence, cause a Pay-Out Event or a Reinvestment Event, or an event that, with notice or the lapse of time or both, would constitute a Pay-Out Event or a Reinvestment Event, to occur with respect to any Series;

                           (ii) the Rating Agency Condition shall have been
                  satisfied with respect to such designation, increase, reduction or withdrawal; and

                           (iii) only in connection with the designation or any
                  increase of the Premium Percentage, the Transferors shall have caused an Opinion of Counsel to the effect described in clause
                  (a) of the definition of "Tax Opinion" in Section 1.01 to have been delivered to the Trustee.

                  (b) After any Premium Option Date, Premium Option Receivable Collections (calculated using the Premium Percentage specified on such Premium Option Date) shall be treated as Collections of Principal Receivables.

                               [END OF ARTICLE II]

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

                  Section 3.01 Acceptance of Appointment and Other Matters Relating to the Servicer.

                  (a) TRS has agreed to act, and has acted, as the Servicer under the Original Pooling Agreement and the Amended PSA, and TRS hereby agrees to act as the Servicer under this Agreement. The Certificateholders by their acceptance of the Certificates shall be deemed to consent to TRS acting as Servicer.

                  (b) As agent for each Transferor and the Trust, the Servicer shall service and administer the Receivables and any Participation Interests, shall collect and deposit into the Collection Account payments due under the Receivables and any Participation Interests and shall charge-off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing credit or charge receivables comparable to the Receivables and in accordance with the applicable Credit Guidelines. As agent for each Transferor and the Trust, the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.01, (i) to instruct the Trustee to make withdrawals and payments from the Collection Account, the Special Funding Account and any Series Account, as set forth in this Agreement or any Supplement, (ii) to take any action required or permitted under any Series Enhancement, as set forth in this Agreement or any Supplement, (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection proceedings with respect to such Receivables and (iv) at the expense of the Transferors, to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission (the "Commission") and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities or reporting requirements or other laws or regulations. The Trustee shall furnish the Servicer with any documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (c) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other comparable receivables.

                  (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Account Agreements relating to the Accounts and the applicable Credit Guidelines and all applicable rules and regulations affecting the Accounts and the Receivables, except insofar as any failure to so comply or perform would not materially and adversely affect the Trust or the Investor Certificateholders.

                  (e) The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with the servicing activities hereunder including all expenses related to enforcement of the Receivables, fees and disbursements of the Trustee (including the reasonable fees and expenses of its outside counsel) and independent accountants for the Servicer.

                  Section 3.02 Servicing Compensation. As full compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive the Servicing Fee specified in any Supplement.

                  Section 3.03 Representations, Warranties and Covenants of the Servicer. TRS, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, with respect to itself, on each Closing Date (and on the date of any such appointment), the following representations, warranties and covenants on which the Trustee shall be deemed to have relied in accepting the Receivables in trust and in authenticating the Certificates:

                  (a) Organization and Good Standing. The Servicer is a corporation or other legal entity validly existing under the applicable law of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each Supplement.

                  (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation or other foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables and any Participation Interests as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Servicer under this Agreement.

                  (c) Due Authorization. The execution, delivery, and performance by the Servicer of this Agreement and each Supplement, and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby, have been duly authorized by the Servicer by all necessary action on the part of the Servicer.

                  (d) Binding Obligation. This Agreement and each Supplement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or by general principles of equity.

                  (e) No Conflict. The execution and delivery of this Agreement and each Supplement by the Servicer, and the performance by the Servicer of the transactions contemplated by this Agreement and each Supplement and the fulfillment by the Servicer of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

                  (f) No Violation. The execution and delivery of this Agreement and each Supplement by the Servicer, the performance by the Servicer of the transactions contemplated by this Agreement and each Supplement and the fulfillment by the Servicer of the terms hereof and thereof applicable to the Servicer will not conflict with or violate any Requirements of Law applicable to the Servicer.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Supplement or seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any Supplement.

                  (h) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, if any, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account, if any, and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have an Adverse Effect.

                  (i) No Rescission or Cancellation. The Servicer shall not authorize any rescission or cancellation of any Receivable except in accordance with the applicable Credit Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (j) Protection of Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of the Trustee in any Receivable, if any, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the applicable Credit Guidelines, nor shall it sell any assets in the Trust except as provided in this Agreement or a related Supplement.

                  (k) Receivables Not To Be Evidenced by Instruments. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced as a result of the Servicer's action, it shall be assigned to the Servicer as provided in this Section.

                  (l) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement and each Supplement by the Servicer and the performance of the transactions contemplated by this

Agreement and each Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

                  In the event (x) any of the representations, warranties or covenants of the Servicer contained in subsection 3.03(h), (i) or (j) with respect to any Receivable or the related Account is breached, and such breach has a material adverse effect on the Trustee's interest in such Receivable (which determination shall be made without regard to whether funds are then available to any Investor Certificateholders pursuant to any Series Enhancement) and is not cured within 60 days (or such longer period, not in excess of 150 days, as may be agreed to by the Trustee and the Transferors) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Trustee or a Transferor, or (y) as provided in subsection 3.03(k) with respect to any Receivable, all Receivables in the Account or Accounts to which such event relates shall be assigned and transferred to the Servicer on the terms and conditions set forth below.

                  The Servicer shall effect such assignment by making a deposit into the Collection Account in immediately available funds on the Transfer Date following the Monthly Period in which such assignment obligation arises in an amount equal to the amount of such Receivables.

                  Upon each such assignment to the Servicer, the Trustee, on behalf of the Trust, shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trustee and the Trust in and to such Receivables, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section but only upon receipt of an Officer's Certificate of the Servicer that states that all conditions set forth in this section have been satisfied. The obligation of the Servicer to accept assignment of such Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of Certificateholders) or any Series Enhancer, except as provided in Section 8.04.

                  Section 3.04 Reports and Records for the Trustee.

                  (a) Daily Records. For as long as deposits of Collections are required to be made daily by the Servicer pursuant to subsection 4.03(a), on each Business Day, the Servicer shall make or cause to be made available at the office of the Servicer for inspection by the Trustee or any Transferor upon request a record setting forth (i) the Collections in respect of Principal Receivables and in respect of Finance Charge Receivables processed by the Servicer on the second preceding Business Day in respect of each Account and
(ii) the amount of Receivables as of the close of business on the second preceding Business Day in each Account. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and shall make available to the Trustee and the Transferors at the office of the Servicer on any Business Day any computer programs necessary to make such identification. The Trustee and the Transferors shall enter into such confidentiality agreements as the Servicer shall deem necessary to protect its interests.

                  (b) Monthly Servicer's Certificate. Not later than the second Business Day preceding each Distribution Date, the Servicer shall, with respect to each outstanding Series, deliver to the Trustee, the Transferors and each Rating Agency a certificate of a Servicing Officer in substantially the form set forth in the related Supplement.

                  Section 3.05 Annual Certificate of Servicer. The Servicer shall deliver to the Trustee, the Transferors and each Rating Agency on or before the 90th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2006, the statement of compliance required under
Item 1123 of Regulation AB with respect to such fiscal year, which statement will be in the form of an Officer's Certificate of the Servicer (with appropriate insertions) to the effect that (a) a review of the activities of the Servicer during such fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such fiscal year or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof; provided, however, that on or before March 31, 2006, the Servicer shall cause to be delivered the Officer's Certificate of the Servicer (with appropriate insertions) as was required to be delivered pursuant to, and in accordance with, Section 3.05 of the Amended PSA.

                  Section 3.06 Annual Servicing Report of Independent Public Accountants; Copies of Reports Available.

                  (a) On or before the 90th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2006, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or a Transferor) to furnish to the Trustee, the Servicer, the Transferors and each Rating Agency each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any affiliate thereof during the related fiscal year delivered by such accountants pursuant to Rule 13(a)-18 or Rule 15(d)-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, that on or before March 31, 2006, the Servicer shall cause to be furnished the reports as were required to be delivered pursuant to, and in accordance with, Section 3.06 of the Amended PSA.

                  (b) A copy of each certificate and report provided pursuant to subsection 3.04(b), or Section 3.05 or 3.06 may be obtained by any Investor Certificateholder or Certificate Owner by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  Section 3.07 Tax Treatment. Except as otherwise specified in a Supplement with respect to a particular Series, the Transferors have entered into this Agreement, and the Certificates will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Investor Certificates of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness secured by the Receivables and (ii) the Trust shall not be treated as an association or publicly traded partnership taxable as a corporation. Each of the Transferors, by entering into this Agreement, each of the Holders of the Transferor Certificates, by acquisition of its interest in the Transferors' Interest, and each Certificateholder, by the acceptance of any such Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agree to treat such Investor Certificates for federal, state and local income and franchise tax purposes as indebtedness. Each Holder of such Investor Certificate agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.07. Subject to Section 11.11, the Trustee shall treat the Trust as a security arrangement for federal income tax purposes and shall not file any federal income tax returns or obtain any federal employer identification number for the Trust. The provisions of this Agreement shall be construed in furtherance of the foregoing intended tax treatment.

                  Section 3.08 Notices to American Express Entities. In the event that TRS is no longer acting as Servicer, any Successor Servicer also shall deliver or make available to Centurion Bank, FSB and TRS each certificate and report required to be provided thereafter pursuant to subsection 3.04(b) and Sections 3.05 and 3.06, as well as all information reasonably requested by Centurion Bank, FSB or TRS.

                  Section 3.09 Adjustments.

                  (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to an account Obligor, because such Receivable was created in respect of merchandise which was refused or returned by an account Obligor, or because the Servicer or applicable Account Owner charges off as uncollectible Small Balances, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible, then, in any such case (other than cases resulting from Servicer error), the amount of Principal Receivables used to calculate the Transferor Amount, the Transferors' Interest, and (unless otherwise specified) any other amount required herein or in any Supplement to be calculated by reference to the amount of Principal Receivables, will be reduced by the amount of the adjustment. Similarly, the amount of Principal Receivables used to calculate the Transferor Amount and (unless otherwise specified) any other amount required herein or in any Supplement to be calculated by reference to the amount of Principal Receivables will be reduced by the amount of the Trust's percentage of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge or with respect to which the covenant contained in Section 2.07(b) was breached. Any adjustment required pursuant to either of the two preceding sentences shall be made on or prior to the end of the Monthly Period in which such adjustment obligation arises. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, not later than 1:00 P.M., New York City time, on the Distribution Date following the Monthly Period in which such adjustment obligation arises, the Transferors shall make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be less than the Required Transferor Amount, due to adjustments with respect to Receivables conveyed by such Transferors (up to the amount of such Principal Receivables).

                  (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this paragraph shall not require any change in any report previously delivered pursuant to subsection 3.04(a) or (b).

                  Section 3.10 Recoveries. If at any time the Servicer cannot identify the Recoveries that relate to specific Defaulted Receivables, then the Servicer shall reasonably estimate, on or prior to each Determination Date, the amount of Recoveries to be attributed to such Defaulted Receivables.

                  Section 3.11 Reports to the Commission. The Servicer shall, on behalf of the Trust and at the expense of the Transferors, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. The Transferors shall, at their expense, cooperate in any reasonable request of the Servicer in connection with such filings.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.01 Rights of Certificateholders. The Investor Certificates shall represent fractional undivided interests in the Trust, which, with respect to each Series, shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to Investor Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Collection Account and the Special Funding Account allocable to Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in any related Series Account and funds available pursuant to any related Series Enhancement (collectively, with respect to all Series, the "Certificateholders' Interest"), it being understood that, except as specifically set forth in the Supplement with respect thereto, the Investor Certificates of any Series or Class shall not represent any interest in any Series Account or Series Enhancement for the benefit of any other Series or Class. The Transferor Certificates or, as the case may be, the uncertificated interests in the Transferors' Interest shall represent the ownership interest in the remainder of the Trust Assets not allocated pursuant to this Agreement or any Supplement to the Certificateholders' Interest, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in any Supplement to be paid to the Transferors on behalf of all holders of the Transferor Certificates (the "Transferors' Interest"); provided, however, that if the Transferors elect to have their interests in the Transferors' Interest be uncertificated as provided in Section 6.01 hereof, then such uncertificated interests shall represent the Transferors' Interest; provided further, however, that the Transferor Certificates or, as the case may be, the uncertificated interests in the Transferors' Interest shall not represent any interest in the Collection Account, any Series Account or any Series Enhancement, except as specifically provided in this Agreement or any Supplement.

                  Section 4.02 Establishment of Collection Account and Special Funding Account. The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (the "Collection Account"). The Trustee shall possess all right, title and interest in all monies, instruments, securities, documents, certificates of deposit and other property on deposit from time to time in the Collection Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Certificateholders.

                  The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, the Collection Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, financial assets, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the authority granted to the Servicer in subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Collection Account and to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder. The Servicer shall reduce deposits into the Collection Account payable by a Transferor on any Deposit Date to the extent that such Transferor is entitled to receive funds from the Collection Account on such Deposit Date, but only to the extent such reduction would not reduce the Transferor Amount to an amount less than the Required Transferor Amount.

                  Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Sections 2.06, 9.01, 10.01 or 12.02) shall at the written direction of the Servicer be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders pursuant to Section 4.07. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the next Transfer Date following such Monthly Period in amounts sufficient to the extent of such funds to make the required distributions on such Distribution Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of any such Eligible Investment before its maturity, if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Trustee of any such default; and provided further that, subject to Section 11.01, the Trustee will not in any way be held liable by reason of any insufficiency in such Collection Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity, in accordance with their terms. Unless directed by the Servicer, funds deposited in the Collection Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Transferors, except as otherwise specified in any Supplement. The Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 4.02.

                  The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (the "Special Funding Account"). The Trustee shall possess all right, title and interest in all monies, instruments, investment property, financial assets, documents, certificates of deposit and other property on deposit from time to time in the Special Funding Account and in all proceeds, dividends distributions, earnings, income and revenue thereof for the benefit of the Certificateholders. The Special Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Special Funding Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, the Special Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Special Funding Account meeting the conditions specified above, transfer any monies, documents, instruments, securities, certificates of deposit and other property to such new Special Funding Account and from the date such new Special Funding Account is established, it shall be the "Special Funding Account."

                  Funds on deposit in the Special Funding Account shall at the written direction of the Servicer be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders pursuant to
Section 4.07. Funds on deposit in the Special Funding Account on any Distribution Date will be invested in Eligible Investments that will mature so that such funds will be available on the next Distribution Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of any such Eligible Investment before its maturity, if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment and the Servicer has delivered written notice to the Trustee of such default; provided further, however, that the Servicer shall deliver prompt written notice to the Trustee of any such default; and provided further that, subject to Section 11.01, the Trustee will not in any way be held liable by reason of any insufficiency in such Special Funding Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity, in accordance with their terms. Unless directed by the Servicer, funds deposited in the Special Funding Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Special Funding Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period except as otherwise specified in the related Supplement. On each Business Day on which funds are on deposit in the Special Funding Account and on which no Series is in an Accumulation Period or Amortization Period, the Servicer shall determine the amount (if any) by which the Transferor Amount exceeds the Required Transferor Amount on such date and the Transferors may instruct the Trustee to withdraw any such excess from the Special Funding Account and pay such amount to the Holders of the Transferor Certificates; provided, however, that, (i) if an Accumulation Period or Amortization Period has commenced and is continuing with respect to one or more outstanding Series, any funds on deposit in the Special Funding Account shall be treated as Shared Principal Collections and shall be allocated and distributed in accordance with Section 4.04 and the terms of each Supplement to the extent that doing so would not cause the Transferor Amount to be less than the Required Transferor Amount and (ii) if, at any time, the Transferors determine that, by decreasing the amount on deposit in the Special Funding Account, any Series then outstanding which is issued pursuant to a Supplement which permits partial amortization as provided in this Section 4.02 may be prevented from experiencing a Pay-Out Event based upon insufficiency of yield, the Servicer shall on the next succeeding Distribution Date instruct the Trustee in writing to apply funds on deposit in the Special Funding Account as "Partial

Amortization SFA Amounts" to such Series to reduce the Invested Amount thereof (or, if more than one such Series, to each such Series on a pro rata basis according to the Invested Amounts of such Series) in an amount such that the Special Funding Account is reduced to an amount that, based on the then current investment yield, (i) would not cause a yield insufficiency Pay-Out Event to occur for any Series that is then outstanding and (ii) would not cause the Transferor Amount to be less than the Required Transferor Amount. In addition, the Servicer shall instruct the Trustee in writing to apply funds on deposit in the Special Funding Account to each such Series on such pro rata basis as Partial Amortization SFA Amounts on any Distribution Date to the extent (subject to the limitations specified in the preceding sentence) the Transferors so determine in written instructions provided to the Servicer on or prior to the Determination Date preceding such Distribution Date.

                  Section 4.03 Collections and Allocations.

                  (a) The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account as described in this
Article IV and in each Supplement. Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing. Subject to the express terms of any Supplement, but notwithstanding anything else in this Agreement to the contrary, for so long as TRS or an Affiliate of TRS remains the Servicer and (i) maintains a short-term credit rating (which may be an implied rating) of not less than A-1 by Standard and Poor's and P-1 by Moody's (or such other rating below A-1 or P-1, as the case may be, which is satisfactory to such Rating Agency), (ii) obtains a guarantee with respect to the Servicer's deposit and payment obligations hereunder pursuant to a guaranty in form and substance acceptable to each Rating Agency provided the guarantor maintains a short-term credit rating of P-1 by Moody's and of A-1 by Standard & Poor's (or such other rating below P-1 or A-1, as the case may be, which is satisfactory to such Rating Agency), or (iii) the Rating Agency Condition will be satisfied despite the Servicer's inability to satisfy the rating requirement specified in clause
(i) and for five Business Days following any reduction of any such rating or failure to satisfy the conditions specified in clause (ii) or (iii), the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds not later than 1:00 P.M., New York City time, on the Transfer Date following the Monthly Period with respect to which such deposit relates. Subject to the first proviso in Section 4.04, but notwithstanding anything else in this Agreement to the contrary, with respect to any Monthly Period, whether the Servicer is required to make deposits of Collections pursuant to the first or the second preceding sentence, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Distribution Date to Investor Certificateholders or to any Series Enhancer pursuant to the terms of any Supplement or Enhancement Agreement and
(ii) if at any time prior to such Distribution Date the amount of Collections deposited or to be deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer, on a daily or monthly basis, as directed by the Transferors, (x) will distribute to the Transferors any Collections not required to be so deposited as such Collections are collected or (y) will withdraw such excess from the Collection Account and distribute such excess to the Transferors. Subject to the immediately preceding sentence, the Servicer may retain its


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

Servicing Fee with respect to a Series and shall not be required to deposit it in the Collection Account.

                  (b) Collections of Finance Charge Receivables, Principal Receivables and Defaulted Receivables will be allocated to each Series on the basis of the Series Allocable Finance Charge Collections of such Series, Series Allocable Principal Collections of such Series and Series Allocable Defaulted Amount of such Series and amounts so allocated to any Series will not, except as specified in the related Supplement, be available to the Investor Certificateholders of any other Series. Allocations of the foregoing amounts between the Certificateholders' Interest and the Transferors' Interest, among the Series and among the Classes in any Series, shall be set forth in the related Supplement or Supplements.

                  Section 4.04 Shared Principal Collections. On each Distribution Date, (a) the Servicer shall allocate Shared Principal Collections (as described below) to each Principal Sharing Series pro rata, in proportion to the Principal Shortfalls, if any, with respect to such Series, and (b) the Servicer shall withdraw from the Collection Account and pay to the Holders of the Transferor Certificates (i) an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections of Principal Receivables which the related Supplements specify are to be treated as "Shared Principal Collections" for such Distribution Date over (y) the aggregate amount for all outstanding Series which the related Supplements specify are "Principal Shortfalls" for such Series and for such Distribution Date and, without duplication, (ii) the aggregate amount for all outstanding Series of that portion of Series Allocable Principal Collections which the related Supplements specify are to be allocated and paid to the Holders of the Transferor Certificates with respect to such Distribution Date; provided, however, that, in the case of clauses (i) and (ii), if the Transferor Amount as of such Distribution Date (determined after giving effect to the Trust's percentage of any Principal Receivables or Participation Interests transferred to the Trust on such date) is less than the Required Transferor Amount, the Servicer will not distribute to the Holders of the Transferor Certificates any such amounts that otherwise would be distributed to the Holders of the Transferor Certificates, but shall deposit such funds in the Special Funding Account. The Transferors may, at their option, instruct the Trustee to deposit Shared Principal Collections which are otherwise payable to the Holders of the Transferor Certificates pursuant to the provisions set forth above into the Special Funding Account.

                  Section 4.05 Allocation of Trust Assets to Series or Groups. To the extent so provided in the Supplement for any Series or in an amendment to this Agreement executed pursuant to subsection 13.01(a), Receivables conveyed to the Trust pursuant to Section 2.01 and Receivables or Participation Interests conveyed to the Trust pursuant to Section 2.09 or any Participation Interest Supplement, and all Collections received with respect thereto may be allocated or applied in whole or in part to one or more Series or Groups as may be provided in such Supplement or amendment; provided, however, that any such allocation or application shall be effective only upon satisfaction of the following conditions:

                           (i) on or before the fifth Business Day immediately
                  preceding such allocation, the Servicer shall have given the Transferors, the Trustee and each Rating Agency written notice of such allocation;

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

                           (ii) the Rating Agency Condition shall have been
                  satisfied with respect to such allocation; and

                           (iii) the Servicer shall have delivered to the
                  Trustee an Officer's Certificate of the Servicer, dated the date of such allocation, to the effect that the Servicer reasonably believes that such allocation will not have an Adverse Effect.

                  Any such Supplement or amendment may provide that (i) such allocation to one or more particular Series or Groups may terminate upon the occurrence of certain events specified therein and (ii) that upon the occurrence of any such event, such assets and any Collections with respect thereto, shall be reallocated to other Series or Groups or to all Series, all as shall be provided in such Supplement or amendment.

                  Section 4.06 Issuer Rate Fees. Each Transferor shall be permitted to transfer to the Trust for inclusion as Trust Assets all or a portion of any interchange, merchant discount, issuer rate or other fees or charges derived from transactions relating to the Accounts. All of such interchange, merchant discount, issuer rate or other fees or charges shall be deemed to be, and shall be treated as, Finance Charge Receivables under this Agreement and each Supplement hereto.

                  Section 4.07 Manner of Holding Trust Assets. Each Trust Asset that constitutes a security entitlement shall be held by the Trustee through a securities intermediary, which securities intermediary shall agree with the Trustee (and The Bank of New York, as the initial securities intermediary, hereby agrees with the Trustee) that (i) such investment property at all times shall be credited to a securities account of the Trustee, (ii) all property credited to such securities account shall be treated as a financial asset, (iii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account,
(iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other Person, (v) such securities intermediary shall not agree with any Person other than the Trustee to comply with entitlement orders originated by any Person other than the Trustee, (vi) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or any Person claiming through such securities intermediary (other than the Trustee), (vii) such agreement between such securities intermediary and the Trustee shall be governed by the laws of the State of New York and (viii) the State of New York shall be the securities intermediary's jurisdiction for purposes of the UCC. The Trustee shall maintain possession in the State of New York of each Trust Asset that constitutes money, an instrument, tangible chattel paper, or a certificated security, separate and apart from all other property held by the Trustee. The issuer of any Trust Asset that constitutes an uncertificated security shall register the Trustee as the registered owner of such uncertificated security. Any Trust Asset that constitutes a deposit account shall be established and maintained in the name of the Trustee by a bank, the jurisdiction of which for purposes of the UCC is the State of New York. Notwithstanding any other provision of this Agreement, the Trustee shall not hold any Trust Asset through an agent except as expressly permitted by this Section 4.07. Each term used in this Section 4.07 and defined in the New York UCC shall have the meaning set forth in the New York UCC.

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



                               [END OF ARTICLE IV]














                                       62
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                                   ARTICLE V


                          DISTRIBUTIONS AND REPORTS TO
                               CERTIFICATEHOLDERS

                  Distributions shall be made to, and reports shall be provided to, Certificateholders as set forth in the applicable Supplement. The identity of the Certificateholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

                               [END OF ARTICLE V]












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

                                   ARTICLE VI

                                THE CERTIFICATES

                  Section 6.01 The Certificates. The Investor Certificates of any Series or Class shall be issued in fully registered form (including any uncertificated Series or Class which is registered in the Certificate Register, the "Registered Certificates") unless the applicable Supplement provides, in accordance with then applicable laws, that such Certificates be issued in bearer form ("Bearer Certificates") with attached interest coupons and a special coupon (collectively the "Coupons"). Such Registered Certificates or Bearer Certificates, as the case may be, shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Transferors may elect at any time, by written notice to the Trustee, to have their interests in the Transferors' Interest be (i) uncertificated interests or
(ii) evidenced by Transferor Certificates in registered form, substantially in the form of Exhibit A (which shall, upon issue, be executed and delivered by the Transferors to the Trustee for authentication and redelivery as provided in
Section 6.02). If the Transferors elect to have their interests in the Transferors' Interest be uncertificated, they shall deliver to the Trustee for cancellation any Transferor Certificates previously issued and the Trustee shall register in the books and records of the Trust such uncertificated interests of the Transferors in the Transferors' Interest. If specified in any Supplement, the Investor Certificates of any Series or Class shall be issued upon initial issuance as one or more certificates evidencing the aggregate original principal amount of such Series or Class as described in Section 6.10. The Original Transferor Certificate, if certificated, shall be a single certificate and shall initially represent the entire Transferors' Interest. As of the Second Amendment Effective Date, the Transferors' interests in the Transferors' Interest shall be evidenced in uncertificated form, and the Trustee shall register in the books and records of the Trust such uncertificated interests of the Transferors in the Transferors' Interest. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferors by their respective Presidents, Vice Presidents or Chief Executive Officers or by attorneys-in-fact duly authorized to execute such Certificate on behalf of any such officers. Certificates bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of a Transferor shall not be rendered invalid, notwithstanding that such individual ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. Bearer Certificates shall be dated the Series Issuance Date. All Registered Certificates and Transferor's Certificates shall be dated the date of their authentication.

                  Section 6.02 Authentication of Certificates. The Trustee shall authenticate and deliver the Investor Certificates of each Series and Class that are issued upon original issuance to or upon the order of the Transferors against payment to the Transferors of the purchase price therefor. The Trustee authenticated and delivered the Original Transferor Certificate to the Transferors simultaneously with the delivery of the Series 1996-1 Investor Certificates. If specified in the related Supplement for any Series or Class, the Trustee shall authenticate and



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

deliver outside the United States the Global Certificate that is issued upon original issuance thereof.

                  Section 6.03 New Issuances.

                  (a) The Transferors may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates. The Investor Certificates of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series or Class, as provided in the related Supplement.

                  (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The Trustee shall execute the Supplement and the Transferors shall execute the Investor Certificates of such Series and deliver such Investor Certificates to the Trustee for authentication. In connection with the issuance of a new Series of Investor Certificates, the designation of an Additional Transferor pursuant to Section 2.09(g) or at any other time, each Transferor may surrender its Transferor Certificate to the Trustee, if applicable, in exchange for a newly issued Transferor Certificate and a new certificate (a "Supplemental Certificate"), the terms of which shall be defined in a supplement (a "Transferor Certificate Supplement") to this Agreement (which Transferor Certificate Supplement shall be subject to Section
13.01 to the extent that it amends any of the terms of this Agreement) to be delivered to or upon the order of such Transferor; provided, however, that if the Holders of the Transferor Certificates have elected to have their interests in the Transferors' Interest be uncertificated, then such uncertificated interests shall represent the Transferors' Interest before and immediately after the designation of such Additional Transferor pursuant to Section 2.09(g). The issuance of any such Investor Certificates or Supplemental Certificate shall be subject to satisfaction of the following conditions:

                           (i) on or before the fifth day immediately preceding
                  the Series Issuance Date, the surrender and exchange of the Transferor Certificates or the exchange of the uncertificated interests in the Transferors' Interest, as the case may be, such Transferor shall have given the Trustee, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the Series Issuance Date, of such surrender and exchange of the Transferor Certificates or of such exchange of the uncertificated interests in the Transferors' Interest, as the case may be;

                           (ii) such Transferor shall have delivered to the
                  Trustee the related Supplement or Transferor Certificate Supplement, as applicable, in form satisfactory to the Trustee, executed by each party hereto (other than the Trustee and the Holder of the Supplemental Certificate, if any);

                           (iii) such Transferor shall have delivered to the
                  Trustee any related Enhancement Agreement executed by each of the parties thereto, other than the Trustee;

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

                           (iv) the Rating Agency Condition shall have been
                  satisfied with respect to such issuance, such surrender and exchange of the Transferor Certificates or such exchange of the uncertificated interests in the Transferors' Interest, as the case may be;

                           (v) such issuance, such surrender and exchange or
                  such exchange, as the case may be, will not result in any Adverse Effect and such Transferor shall have delivered to the Trustee an Officer's Certificate of such Transferor, dated the Series Issuance Date, the date of such surrender and exchange or the date of such exchange, as the case may be, to the effect that such Transferor reasonably believes that such issuance, such surrender and exchange or such exchange, as the case may be, will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect;

                           (vi) the Transferors shall have delivered to the
                  Trustee (with a copy to each Rating Agency) a Tax Opinion, dated the Series Issuance Date or the date of such surrender and exchange or such exchange, as the case may be, with respect to such issuance, such surrender and exchange or such exchange, respectively, and, in connection with any such exchange, after giving effect to such exchange, the Transferors or other Holders of the Original Transferor Certificate shall have a remaining interest in the Trust of not less than, in the aggregate, 2% of the total amount of Principal Receivables and funds on deposit in the Special Funding Account and the Principal Funding Account; and

                           (vii) the aggregate amount of Principal Receivables
                  plus the principal amount of any Participation Interest theretofore conveyed to the Trust as of the Series Issuance Date, the date of such surrender and exchange or the date of such exchange, as the case may be, shall be greater than the Required Minimum Principal Balance as of the Series Issuance Date or the date of such surrender and exchange, as the case may be, and after giving effect to such issuance, such surrender and exchange or such exchange, respectively.

                  In addition, each Transferor agrees to provide notice of new issuances of Series of Investor Certificates as may be required by and in accordance with Item 1121(a)(14) of Regulation AB.

                  Any Supplemental Certificate (or uncertificated interest) held by any Person, and any Investor Certificate held by any Transferor at any time after the date of its initial issuance, may be transferred or exchanged only upon the delivery to the Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

                  Section 6.04 Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall cause to be kept at the Corporate Trust Office a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") shall provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. The Transfer Agent and Registrar shall initially be the Trustee and any co-transfer agent and co-registrar chosen by the Transferors and acceptable to the Trustee, including, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such exchange shall so require, a co-transfer agent and co-registrar in Luxembourg. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and registrar unless the context requires otherwise.

                  The Transferors may revoke such appointment and remove any Transfer Agent and Registrar if the Transferors, after consultation with the Trustee, determine in their sole discretion that such transfer Agent and Registrar failed to perform its obligations under this Agreement in any material respect. Any Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' notice to the Transferors, the Trustee and the Servicer; provided, however, that such resignation shall not be effective and such Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until the Transferors have appointed a successor Transfer Agent and Registrar reasonably acceptable to the Trustee.

                  Subject to subsection 6.04(c) below, upon surrender for registration of transfer or exchange of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, one or more new Registered Certificates (of the same Series and Class) in authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest shall be executed, authenticated and delivered, in the name of the designated transferee or transferees.

                  At the option of a Registered Certificateholder, subject to subsection 6.04(c) below, Registered Certificates (of the same Series and Class) may be exchanged for other Registered Certificates of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest, upon surrender of the Registered Certificates to be exchanged at any such office or agency; Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, may not be exchanged for Bearer Certificates. At the option of the Holder of a Bearer Certificate, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates (of the same Series and Class) of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section shall have attached thereto all unmatured Coupons; provided that any Bearer Certificate, so surrendered after the close of business on the Record Date preceding the relevant payment date or distribution date after the expected final payment date need not have attached the Coupon relating to such payment date or distribution date (in each case, as specified in the applicable Supplement).

                  The preceding provisions of this Section notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Certificate for a period of 15 days preceding the due date for any payment with respect to the Certificate.

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

                  Whenever any Investor Certificates are so surrendered for exchange, the Transferors shall execute, the Trustee shall authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States) the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Investor Certificateholder or the attorney-in-fact thereof duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

                  All Investor Certificates (together with any Coupons) surrendered for registration of transfer and exchange or for payment shall be canceled and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and destroy any Global Certificate upon its exchange in full for Definitive Euro-Certificates and shall deliver a certificate of destruction to the Transferors. Such certificate shall also state that a certificate or certificates of a Foreign Clearing Agency to the effect referred to in Section
6.13 was received with respect to each portion of the Global Certificate exchanged for Definitive Euro-Certificates.

                  The Transferors shall execute and deliver to the Trustee Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement, each Supplement and the Certificates.

                  The interest of any Investor Certificateholder in the Trust shall not be transferable other than through the transfer of an Investor Certificate, and except as provided in this Article VI, a Certificate shall not be transferable or divisible.

                  (b) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, and, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange, Luxembourg, an office or agency where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States or its territories and possessions).

                  (c) (i) Registration of transfer of Investor Certificates containing a legend substantially to the effect set forth on Exhibit G-1 shall be effected only if such transfer (x) is made pursuant to an effective registration statement under the Act, or is exempt from the registration requirements under the Act, and (y) is made to a Person which is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to Title I of ERISA or that is described in Section 4975(e)(1) of the Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Act, the transferor or the transferee shall deliver, at its expense, to the Transferors, the Servicer and the Trustee, an investment letter from the transferee, substantially in the form of the investment and ERISA representation letter attached hereto as Exhibit G-2, and no registration of transfer shall be made until such letter is so delivered.

                  Investor Certificates issued upon registration or transfer of, or Investor Certificates issued in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Transferor, the Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

                  Whenever an Investor Certificate containing the legend referred to above is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Transferors regarding such transfer and shall be entitled to receive instructions signed by an officer of each Transferor prior to registering any such transfer. The Transferors hereby agree to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause
         (i).

                           (ii) Registration of transfer of Investor
                  Certificates containing a legend to the effect set forth on Exhibit G-3 shall be effected only if such transfer is made to a Person which is not a Benefit Plan. By accepting and holding any such Investor Certificate, an Investor Certificateholder shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in a Book-Entry Certificate which contains such legend, a Certificate Owner shall be deemed to have represented and warranted that it is not a Benefit Plan.

                           (iii) If so requested by the Transferors, the Trustee
                  will make available to any prospective purchaser of Investor Certificates who so requests, a copy of a letter provided to the Trustee by or on behalf of the Transferors relating to the transferability of any Series or Class to a Benefit Plan.

                  Section 6.05 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a protected purchaser, the Transferors shall execute, the Trustee shall authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate fractional undivided interest. In connection with the issuance of any new Certificate under this Section, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 6.06 Persons Deemed Owners. The Trustee, the Paying Agent, the Transfer Agent, the Registrar, the Transferors and the Servicer and any agent of any of them may (a) prior to due presentation of a Registered Certificate for registration of transfer, treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever, and (b) treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee, the Paying Agent, the Transfer Agent, the Registrar, any Transferor, the Servicer nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the Holders of the requisite Investor Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by any Transferor, the Servicer, any other Holder of a Transferor Certificate or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Transferor, the Servicer, any other Holder of a Transferor Certificate or any Affiliate thereof. None of the Transferor, the Servicer, the Trustee, the Registrar or the Paying Agent will have any responsibility or liability for any of the records relating to or on account of beneficial ownership in Book-Entry Certificates or for maintaining, supervising or reviewing records relating thereto.

                  Section 6.07 Appointment of Paying Agent. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account or applicable Series Account pursuant to the provisions of the applicable Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account or applicable Series Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement or any Supplement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Transferors and acceptable to the Trustee, including, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such exchange so requires, a co-paying agent in Luxembourg or another Western European city. In the event that any Paying Agent shall resign, the Trustee shall appoint a successor to act as Paying Agent. The Trustee shall act as Paying Agent until a successor is appointed. The Trustee shall cause each successor or additional Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that it will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled



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thereto until such sums shall be paid to such Investor Certificateholders. The
Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01, 11.02, 11.03 and 11.05 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  Section 6.08 Access to List of Registered Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Transferors, the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor, a list in such form as the Transferors, the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Registered Certificateholders. If any Holder or group of Holders of Investor Certificates of any Series or all outstanding Series, as the case may be, evidencing not less than 10% of the aggregate unpaid principal amount of such Series or all outstanding Series, as applicable (the "Applicants"), apply to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders with respect to their rights under this Agreement or any Supplement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Registered Certificateholders of such Series or all outstanding Series, as applicable, held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

                  With respect to any Series of Registered Certificates, every Registered Certificateholder, by receiving and holding a Registered Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Registered Certificateholders hereunder, regardless of the sources from which such information was derived.

                  Section 6.09 Authenticating Agent.

                  (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferors and the Servicer.

                  (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Trustee or such authenticating agent. An authenticating agent may at any time resign by giving notice of resignation to the Trustee and to



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the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor. The Transferors agree to pay to each authenticating agent from time to time reasonable compensation for its services under this Section. The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

                  (c) Pursuant to an appointment made under this Section, the Certificates may have indorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Certificates described in the Pooling and Servicing Agreement.




                                    --------------------------------------



                                    --------------------------------------
                                    as Authenticating Agent
                                    for the Trustee



                                    By:
                                       -----------------------------------
                                    Authorized Signatory



                  Section 6.10 Book-Entry Certificates. Unless otherwise specified in the related Supplement for any Series or Class, the Investor Certificates, upon original issuance, shall be issued in the form of one or more master Investor Certificates representing the Book-Entry Certificates, to be delivered to the Clearing Agency, by, or on behalf of, the Transferor. The Investor Certificates shall initially be registered on the Certificate Register in the name of the Clearing Agency or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.12. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been issued to the applicable Certificate Owners pursuant to
Section 6.12 or as otherwise specified in any such Supplement:

                  (a) the provisions of this Section shall be in full force and effect;

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                  (b) the Transferor, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions) as the authorized representatives of the respective Certificate Owners;

                  (c) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control; and

                  (d) the rights of the respective Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.12, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Investor Certificates to such Clearing Agency Participants.

                  For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Investor Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of Investor Certificates, such direction or consent may be given by Certificate Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Investor Certificates evidencing the requisite percentage of principal amount of Investor Certificates.

                  Section 6.11 Notices to Clearing Agency. Whenever any notice or other communication is required to be given to Investor Certificateholders of any Series or Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the applicable Clearing Agency.

                  Section 6.12 Definitive Certificates. If Book-Entry Certificates have been issued with respect to any Series or Class and (a) the Transferors advise the Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Series or Class and the Trustee or the Transferors are unable to locate a qualified successor, (b) the Transferors, at their option, advise the Trustee that they elect to terminate the book-entry system with respect to such Series or Class through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate Owners of such Series or Class evidencing not less than 50% of the aggregate unpaid principal amount of such Series or Class advise the Trustee and the Clearing Agency through the Clearing Agency Participants that the continuation of a book-entry system with respect to the Investor Certificates of such Series or Class through the Clearing Agency is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of any such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither any Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates all



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references herein to obligations imposed upon or to be performed by the Clearing
Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Investor Certificateholders hereunder.

                  Section 6.13 Global Certificate; Exchange Date.

                  (a) If specified in the related Supplement for any Series or Class, the Investor Certificates for such Series or Class will initially be issued in the form of a single temporary global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the entire aggregate principal amount of such Series or Class and substantially in the form set forth in the exhibit with respect thereto attached to the related Supplement. The Global Certificate will be executed by the Transferors and authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged as described below for Bearer or Registered Certificates in definitive form (the "Definitive Euro-Certificates").

                  (b) The Manager shall, upon its determination of the date of completion of the distribution of the Investor Certificates of such Series or Class, so advise the Trustee, the Transferor, the Depositaries, and each Foreign Clearing Agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Transferors will execute and deliver to the Trustee at its London office or its designated agent outside the United States definitive Bearer Certificates in an aggregate principal amount equal to the entire aggregate principal amount of such Series or Class. All Bearer Certificates so issued and delivered will have Coupons attached. The Global Certificate may be exchanged for an equal aggregate principal amount of Definitive Euro-Certificates only on or after the Exchange Date. An institutional investor that is a U.S. Person may exchange the portion of the Global Certificate beneficially owned by it only for an equal aggregate principal amount of Registered Certificates bearing the applicable legend set forth in the form of Registered Certificates attached to the related Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Transferors so elect. The Transferors may elect to waive the $500,000 minimum denomination requirement. Upon any demand for exchange for Definitive Euro-Certificates in accordance with this paragraph, the Transferors shall cause the Trustee to authenticate and deliver the Definitive Euro-Certificates to the Holder (x) outside the United States, in the case of Bearer Certificates, and (y) according to the instructions of the Holder, in the case of Registered Certificates, but in either case only upon presentation to the Trustee of a written statement substantially in the form of Exhibit F-1 with respect to the Global Certificate or portion thereof being exchanged, signed by a Foreign Clearing Agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Global Certificate or a portion thereof being exchanged by a United States institutional investor pursuant to the second preceding sentence, the certificate in the form of Exhibit F-2 signed by the Manager which sold the relevant Certificates or (ii) in all other cases, the certificate in the form of Exhibit F-3, the certificate referred to in this clause (ii) being dated on the earlier of the first actual payment of interest in respect of such Certificates and the date of the delivery of such Certificate in definitive form. Upon receipt of such certification, the Trustee shall cause the Global Certificate to be endorsed in accordance with paragraph (d) below. Any exchange as provided in this Section



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

shall be made free of charge to the Holders and the beneficial owners of the Global Certificate and to the beneficial owners of the Definitive
Euro-Certificates issued in exchange, except that a person receiving Definitive Euro-Certificates must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Definitive Euro-Certificates in person at the offices of a Foreign Clearing Agency.

                  (c) The delivery to the Trustee by a Foreign Clearing Agency of any written statement referred to above may be relied upon by the Transferors and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Clearing Agency pursuant to the terms of this Agreement.

                  (d) Upon any such exchange of all or a portion of the Global Certificate for a Definitive Euro-Certificate or Certificates, such Global Certificate shall be indorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Euro-Certificate or Certificates. Until so exchanged in full, such Global Certificate shall in all respects be entitled to the same benefits under this Agreement as Definitive Euro-Certificates authenticated and delivered hereunder except that the beneficial owners of such Global Certificate shall not be entitled to receive payments of interest on the Certificates until they have exchanged their beneficial interests in such Global Certificate for Definitive Euro-Certificates.

                  Section 6.14 Meetings of Certificateholders.

                  (a) If at the time any Bearer Certificates are issued and outstanding with respect to any Series or Class to which any meeting described below relates, the Transferors or the Trustee may at any time call a meeting of Investor Certificateholders of any Series or Class or of all Series, to be held at such time and at such place as the Transferors or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of any covenant or condition set forth in, this Agreement, any Supplement or the Investor Certificates or of taking any other action permitted to be taken by Investor Certificateholders hereunder or under any Supplement or any Receivables Purchase Agreement. Notice of any meeting of Investor Certificateholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in accordance with Section 13.05, the first mailing and publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Investor Certificateholders a Person shall be (i) a Holder of one or more Investor Certificates of the applicable Series or Class or (ii) a person appointed by an instrument in writing as proxy by the Holder of one or more such Investor Certificates. The only persons who shall be entitled to be present or to speak at any meeting of Investor Certificateholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Transferor, the Servicer and the Trustee and their respective counsel.

                  (b) At a meeting of Investor Certificateholders, persons entitled to vote Investor Certificates evidencing a majority of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum at any such meeting, the


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meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote Investor Certificates evidencing at least 25% of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding applicable Investor Certificates which shall constitute a quorum.

                  (c) Any Investor Certificateholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Investor Certificateholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Subject to the provisions of Section 13.01, any resolution passed or decision taken at any meeting of Investor Certificateholders duly held in accordance with this Section shall be binding on all Investor Certificateholders whether or not present or represented at the meeting.

                  (d) The holding of Bearer Certificates shall be proved by the production of such Bearer Certificates or by a certificate, satisfactory to the Transferors, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Transferors. Each such certificate shall be dated and shall state that on the date thereof a Bearer Certificate bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Certificates specified therein. The holding by the Person named in any such certificate of any Bearer Certificate specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Certificate shall be produced,
(ii) the Bearer Certificate specified in such certificate shall be produced by some other Person or (iii) the Bearer Certificate specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the Person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee.

                  (e) The Trustee shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of Investor Certificates evidencing a majority of the aggregate unpaid principal amount of Investor Certificates of the applicable Series or Class or all outstanding Series, as the case may be, represented at the meeting. No vote shall be cast or counted at any meeting in respect of any Investor Certificate challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as an Investor Certificateholder or proxy. Any meeting of Investor Certificateholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

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

                  (f) The vote upon any resolution submitted to any meeting of Investor Certificateholders shall be by written ballot on which shall be subscribed the signatures of Investor Certificateholders or proxies and on which shall be inscribed the serial number or numbers of the Investor Certificates held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Investor Certificateholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and duplicates shall be delivered to the Servicer, the Transferors and the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  Section 6.15 Uncertificated Classes. Notwithstanding anything to the contrary contained in this Article VI or in Article XII, unless otherwise specified in any Supplement any provisions contained in this Article VI and in
Article XII relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Certificates shall not be applicable to any uncertificated Certificates.

                               [END OF ARTICLE VI]



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                                  ARTICLE VII

                    OTHER MATTERS RELATING TO EACH TRANSFEROR

                  Section 7.01 Liability of each Transferor. Each Transferor shall be severally, and not jointly, liable for all obligations, covenants, representations and warranties of such Transferor arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence, each Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.

                  Section 7.02 Merger or Consolidation of, or Assumption of the Obligations of, a Transferor. (a) No Transferor shall dissolve, liquidate, consolidate with or merge into any other corporation or convey, transfer or sell its properties and assets substantially as an entirety to any Person (in each case, a "Surviving Entity") unless:

                           (i) (x) the Surviving Entity is a corporation
                  organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by agreement supplemental hereto, executed and delivered to the Trustee (in form reasonably satisfactory to the Trustee) the performance of every covenant and obligation of such Transferor hereunder; and (y) such Transferor has delivered to the Trustee an Officer's Certificate of such Transferor and an Opinion of Counsel to the effect that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
                  Section 7.02, that such supplemental agreement is a valid and binding obligation of the Surviving Entity enforceable against the Surviving Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity;

                           (ii) all UCC filings, if any, required to perfect the
                  interest of the Trustee, on behalf of the Trust, in the Receivables to be conveyed by the Surviving Entity shall have been duly made and copies thereof shall have been delivered to the Trustee;

                           (iii) the Trustee shall have received one or more
                  Opinions of Counsel to the effect that (i) under the UCC, the transfer of Receivables by the Surviving Entity shall constitute either a sale of, or the granting of a security interest in, such Receivables by the Surviving Entity to the Trust, (ii) the condition specified in paragraph (ii) shall have been satisfied, and (iii) if the Surviving Entity shall be subject to the FDIA, the interest of the Trust in such Receivables should not be subject to avoidance by the FDIC if the FDIC were to become the receiver or conservator of the Surviving Entity; and

                           (iv) if the Surviving Entity shall not be eligible as
                  a debtor under Title 11 of the United States Code (the "Bankruptcy Code"), such Transferor shall have delivered notice of such consolidation, merger, conveyance or transfer to each Rating Agency or, if the Surviving Entity shall be subject to the Bankruptcy Code, such Transferor shall have delivered notice to each Rating Agency (with copies to the Servicer and the Trustee) of such consolidation, merger, conveyance or transfer and the Rating Agency Condition shall have been satisfied; and

                           (v) the Transferors shall have delivered to the
                  Trustee and each Rating Agency a Tax Opinion, dated the date of such consolidation, merger, conveyance or transfer, with respect thereto.

                  (b) The obligations of each Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferors hereunder except in each case in accordance with the provisions of the foregoing paragraph or Section 7.05.

                  Section 7.03 Limitations on Liability of each Transferor. Subject to Section 7.01, neither any Transferor nor any of the directors, officers, employees, incorporators or agents of any Transferor acting in such capacities shall be under any liability to the Trust, the Trustee, the Certificateholders, any Series Enhancer, the Servicer, any other Transferor or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement, it being expressly understood that such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect any Transferor or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Each Transferor and any director, officer, employee or agent of such Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.

                  Section 7.04 Liabilities. Notwithstanding any provision of this Agreement (including, without limitation, Sections 7.03, 8.03, 8.04 and 13.07), by entering into this Agreement, each Transferor and any Holder of the Original Transferor Certificate agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Certificates) arising out of or based on the arrangement created by this Agreement or the actions of the Servicer taken pursuant hereto (to the extent Trust Assets remaining after the Investor Certificateholders and Series Enhancers have been paid in full are insufficient to pay such losses, claims, damages or liabilities) as though this Agreement created a partnership under the New York Uniform Partnership Act in which each Transferor and each such Holder was a general partner. In the event of the appointment of a Successor Servicer, the Successor Servicer will (from its own assets and not from the assets of the Trust) indemnify and hold harmless each Transferor and each such Holder against and from any losses, claims, damages or liabilities of such Person as described in this Section arising from the actions or omissions of such Successor Servicer.

                  Section 7.05 Assumption of a Transferor's Obligations. Notwithstanding the provisions of Section 7.02, each Transferor may assign, convey or transfer all of its right, title



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and interest in, to and under the Receivables, the Accounts and the
Participation Interests in which it has an interest and/or its interest in the Transferors' Interest (collectively, the "Assigned Assets"), together with all servicing functions and other obligations, if any, under this Agreement or relating to the transactions contemplated hereby (collectively, the "Assumed Obligations"), to another entity (the "Assuming Entity") which may be an entity that is not affiliated with such Transferor, and such Transferor may assign, convey and transfer the Assigned Assets and the Assumed Obligations to the Assuming Entity, without the consent or approval of the holders of any Certificates, upon satisfaction of the following conditions:

                  (a) the Assuming Entity, such Transferor and the Trustee shall have entered into a supplement to this Agreement or an assumption agreement (in form and substance reasonably satisfactory to the Trustee) (either, the "Assumption Agreement") providing for the Assuming Entity to assume the Assumed Obligations, including the obligation under this Agreement to transfer the Receivables arising under the Accounts and the Receivables arising under any Additional Accounts to the Trust, and such Transferor shall have delivered to the Trustee an Officer's Certificate of such Transferor and an Opinion of Counsel each stating that such transfer and assumption comply with this Section 7.05, that such Assumption Agreement is a valid and binding obligation of such Assuming Entity enforceable against such Assuming Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

                  (b) all UCC filings required to perfect the interest of the Trustee, on behalf of the Trust, in the Receivables to be conveyed by the Assuming Entity shall have been duly made and copies thereof shall have been delivered to the Trustee;

                  (c) (i) if the Assuming Entity shall not be eligible to be a debtor under the Bankruptcy Code, such Transferor shall have delivered notice of such transfer and assumption to each Rating Agency or (ii) if the Assuming Entity shall be eligible to be a debtor in a case under the Bankruptcy Code, such Transferor shall have delivered copies of each such written notice to the Servicer and the Trustee and the Rating Agency Condition shall have been satisfied;

                  (d) the Trustee shall have received one or more Opinions of Counsel to the effect that (i) the transfer of such Receivables by the Assuming Entity shall constitute either a sale of, or the granting of a security interest in, such Receivables by the Assuming Entity to the Trust, (ii) the condition specified in paragraph (b) shall have been satisfied, and (iii) if the Assuming Entity shall be subject to the FDIA, the interest of the Trust in such Receivables should not be subject to avoidance by the FDIC if the FDIC were to become the receiver or conservator of the Assuming Entity; and

                  (e) the Trustee shall have received a Tax Opinion.

Upon such transfer to and assumption by the Assuming Entity, such Transferor shall surrender the Transferor Certificate, if applicable, evidencing its interest in the Trust to the Transfer Agent



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and Registrar for registration of transfer and the Transfer Agent and Registrar shall issue a new Transferor Certificate, if applicable, in the name of the Assuming Entity (or, if applicable, register such Assuming Entity's uncertificated interest in the Transferors' Interest). Notwithstanding such assumption, such Transferor shall continue to be liable for all representations and warranties and covenants made by it and all obligations performed or to be performed by it in its capacity as Transferor prior to such transfer.

                  Section 7.06 Expenses. The Transferors shall pay out of their own funds, without reimbursement, all expenses incurred in connection with the Trust, including the costs of filing any amendment to UCC financing statements, the costs and expenses relating to obtaining and maintaining the listing of any Investor Certificates on any stock exchange, and any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Trust or the Trust's assets that are not expressly stated in this Agreement to be payable by the Trust or a Transferor.

                              [END OF ARTICLE VII]



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                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

                  Section 8.01 Liability of the Servicer. The Servicer shall be liable under this Article only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

                  Section 8.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other corporation or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless:

                  (a) (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder;

                           (ii) the Servicer has delivered to the Transferors
                  and the Trustee an Officer's Certificate of the Servicer and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with;

                           (iii) the Servicer shall have given the Rating
                  Agencies notice of such consolidation, merger or transfer of assets; and

                  (b) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be or shall be immediately thereafter an Eligible Servicer.

                  Section 8.03 Limitation on Liability of the Servicer and Others. Except as provided in Section 8.04 and Section 11.05, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders, any Series Enhancer, the Transferors or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in,


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prosecute or defend any legal action which is not incidental to its duties as
Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Certificateholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

                  Section 8.04 Servicer Indemnification of the Trust and the Trustee. The Servicer shall indemnify and hold harmless the Transferors (in the case of clause (a)) and the Trust and the Trustee from and against any loss, liability, expense, damage or injury arising out of or relating to any claims, actions or proceedings brought or asserted by third parties which are suffered or sustained by reason of (a) any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement or (b) the administration by the Trustee of the Trust (in the case of clause (a) or (b), other than such as shall arise from the negligence or willful misconduct of the Trustee or the Transferors, as applicable, or as may arise as a result of action taken by the Trustee at the request of the Investor Certificateholder or any federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trustee or the Investor Certificateholder in connection herewith to any taxing authority), including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim. Indemnification pursuant to this Section shall not be payable from the Trust Assets, but shall be payable only from the assets of the Servicer. The provisions of this Section 8.04 shall survive termination of this Agreement and the resignation and removal of the Trustee.

                  Section 8.05 Resignation of the Servicer. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Transferors and the Trustee, in form satisfactory to the Transferors and the Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates or by any other entity the appointment of which shall have satisfied the Rating Agency Condition and, in either case, qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trustee and the Transferors. No resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02 hereof. If within 120 days of the date of the determination that the Servicer may no longer act as Servicer under clause (a) above the Trustee is unable to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction at the expense of the resigning Servicer to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Notwithstanding anything in this Agreement to the contrary, TRS or Centurion Bank, as Servicer, may assign part or all of its obligations and duties as Servicer under this Agreement to an Affiliate of TRS so long as TRS or Centurion Bank, as the case may be, shall have fully guaranteed the performance of such



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obligations and duties under this Agreement and such assignment will not constitute a resignation.

                  Section 8.06 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trustee access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of Certificateholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures or such procedures as the Servicer may deem reasonably necessary and (d) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section shall derogate from the obligation of the Transferor, the Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                  Section 8.07 Delegation of Duties. Subject to Section 14.08, in the ordinary course of business, the Servicer may at any time delegate all or part of its duties hereunder with respect to the Accounts and the Receivables to any Person that agrees to conduct such duties in accordance with the applicable Credit Guidelines and this Agreement. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05.

                  Section 8.08 Examination of Records. Each Transferor and the Servicer shall indicate generally in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trustee, on behalf of the Trust, pursuant to this Agreement for the benefit of the Certificateholders. Each Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer records and other records to determine that such receivable is not, and does not include, a Receivable.

                              [END OF ARTICLE VIII]



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                                   ARTICLE IX

                                INSOLVENCY EVENTS

                  Section 9.01 Rights upon the Occurrence of an Insolvency
Event.

                  (a) If any Transferor or any Holder of the Original Transferor Certificate shall consent to or fail to object to the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Transferor or such Holder of the Original Transferor Certificate of or relating to all or substantially all of such Person's respective property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such Person's respective affairs, shall have been entered against such Transferor or any Holder of the Original Transferor Certificate; or such Transferor or such Holder of the Original Transferor Certificate shall admit in writing its respective inability, or shall be unable, to pay its debts generally as they become due, or file a petition to take advantage of any applicable bankruptcy insolvency or reorganization, receivership or conservatorship statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or such Transferor or Holder of the Transferor Certificate shall consent to, or fail to object to, the filing of any such petition, or, if such Transferor or Holder of the Original Transferor Certificate shall so object to the filing of any such petition, such petition shall not have been dismissed within 60 days of the filing thereof (any such act or occurrence being an "Insolvency Event"); then each Transferor shall on the day any such Insolvency Event occurs (the "Appointment Date"), immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Trustee and the Servicer thereof. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such Insolvency Event, Collections in respect of such Principal Receivables and Finance Charge Receivables (whenever created) accrued in respect of such Principal Receivables shall continue to be a part of the Trust Assets. Upon the Appointment Date, this Agreement and the Trust shall terminate, subject to the liquidation and dissolution procedures described below. So long as any Series issued prior to April 16, 2004 remains outstanding, within 15 days of the Appointment Day, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables and
(ii) send written notice to the Investor Certificateholders describing the provisions of this Section 9.01 and requesting instructions from such Holders. Unless within 60 days from the day notice pursuant to clause (i) above is first published the Trustee shall have received written instructions from Holders of Investor Certificates evidencing more than 50% of the Invested Amount of each Series issued and outstanding (or, if any such Series has two or more Classes, each Class) to the effect that such Certificateholders disapprove of the liquidation of the Receivables and wish to continue having Principal Receivables transferred to the Trust as before such Insolvency Event, the Trustee shall use its best efforts to sell, dispose of or otherwise liquidate the Receivables by the solicitation of competitive bids and on terms equivalent to the best purchase offer as determined by the Trustee. The Trustee may obtain a prior determination



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

from any such conservator, receiver or liquidator of a Transferor that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of this Section 9.01 and any provisions in a Supplement regarding an Insolvency Event shall not be deemed to be mutually exclusive.

                  (b) The proceeds from the sale, disposition or liquidation of the Receivables and any Participation Interests pursuant to paragraph (a) ("Insolvency Proceeds") shall be immediately deposited in the Collection Account. The Trustee shall determine conclusively the amount of the Insolvency Proceeds which are deemed to be Finance Charge Receivables and Principal Receivables, allocating Insolvency Proceeds to Finance Charge Receivables and Principal Receivables in the same proportion as the amount of Finance Charge Receivables and Principal Receivables bear to one another on the prior Determination Date. The Insolvency Proceeds shall be allocated and distributed to Investor Certificateholders in accordance with the terms of each Supplement.

                               [END OF ARTICLE IX]






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                                   ARTICLE X


                                SERVICER DEFAULTS

                  Section 10.01 Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit on or before the date occurring five Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement; provided, however, that any such failure caused by a nonwillful act of the Servicer shall not constitute a Servicer Default if the Servicer promptly remedies such failure within five Business Days after receiving notice of such failure or otherwise becoming aware of such failure;

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any Supplement which has an Adverse Effect and which continues unremedied for a period of 60 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by Holders of Investor Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such failure that does not relate to all Series, 50% of the aggregate unpaid principal amount of all Series adversely affected by such failure); or the Servicer shall assign or delegate its duties under this Agreement, except as permitted by Sections 8.02 and 8.07;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or any Supplement or in any certificate delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which has an Adverse Effect on the rights of the Investor Certificateholders of any Series (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) and which Adverse Effect continues for a period of 60 days after the date on which notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such representation, warranty or certification that does not relate to all Series, 50% of the aggregate unpaid principal amount of all Series adversely affected by such representation, warranty or certification); or

                  (d) the Servicer shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding-up or liquidation

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

of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations or such Transferor or Holder of the Transferor Certificate shall consent to, or fail to object to, the filing of any such petition, or, if such Transferor or Holder of the Original Transferor Certificate shall so object to the filing of any such petition, such petition shall not have been dismissed within 60 days of the filing thereof;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates, by notice then given to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement; provided, however, if within 60 days of receipt of a Termination Notice the Trustee does not receive any bids from Eligible Servicers in accordance with subsection 10.02(c) to act as a Successor Servicer and receives Officers' Certificates of the Transferors to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Trustee shall, except in the case of a Servicer Default set forth in subsection 10.01(d), grant the Transferors the right of first refusal to purchase the Certificateholders' Interest on the Distribution Date in the next calendar month.

                  The purchase price for the Certificateholders' Interest shall be equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Supplement. The Transferors shall notify the Trustee prior to the Record Date for the Distribution Date of the purchase if the Transferors are exercising such right of first refusal. If the Transferors exercise such right of first refusal, the Transferors shall deposit the purchase price into the Collection Account on such Distribution Date in immediately available funds. The purchase price shall be allocated and distributed to Investor Certificateholders in accordance with the terms of each Supplement.

                  After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Trustee pursuant to
Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "Service Transfer"); and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall within 20

Business Days transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 Business Days after the applicable grace period or under paragraph (b) or (c) above for a period of 60 Business Days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, each Transferor and any Series Enhancer with an Officer's Certificate of the Servicer giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

                  Section 10.02 Trustee To Act; Appointment of Successor.

                  (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee or until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee and the Transferors. The Transferors shall have the right to nominate to the Trustee the name of a potential successor servicer which nominee shall be selected by the Trustee as the Successor Servicer. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with subsection 3.01(b) and Section 8.07. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Trustee shall give prompt notice to the Transferors, each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer.

                  (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by


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

the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

                  (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer or, as provided in subsection 10.02(a), the Successor Servicer nominated by the Transferors for servicing compensation not in excess of the aggregate Servicing Fees for all Series plus the sum of the amounts with respect to each Series and with respect to each Distribution Date equal to any Collections of Finance Charge Receivables allocable to Investor Certificateholders of such Series which are payable to the Holders of the Transferor Certificates after payment of all amounts owing to the Investor Certificateholders of such Series with respect to such Distribution Date or required to be deposited in the applicable Series Accounts with respect to such Distribution Date and any amounts required to be paid to any Series Enhancer for such Series with respect to such Distribution Date pursuant to the terms of any Enhancement Agreement; provided, however, that the Holders of the Transferor Certificates shall be responsible for payment of their portion of such aggregate Servicing Fees and all other such amounts in excess of such aggregate Servicing Fees. Each holder of any of the Transferor's Certificates agrees that, if TRS (or any Successor Servicer) is terminated as Servicer hereunder, the portion of the Collections in respect of Finance Charge Receivables that the Transferors are entitled to receive pursuant to this Agreement or any Supplement shall be reduced by an amount sufficient to pay the Transferors' share of the compensation of the Successor Servicer.

                  (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01, and shall pass to and be vested in the Transferors and, without limitation, the Transferors are hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferors in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferors or their designee in such electronic form as it may reasonably request and shall transfer all other records, correspondence and documents to it in the manner and at such times as it shall reasonably request. To the extent that compliance with this Section shall require the Successor Servicer to disclose to the Transferors information of any kind which the Successor Servicer deems to be confidential, the Transferors shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

                  Section 10.03 Notification to Certificateholders. Within five Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Transferors, the Trustee, each Rating Agency and each Series Enhancer and the Trustee shall give notice to the Investor Certificateholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Trustee shall give prompt notice thereof to the Investor Certificateholders.

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                               [END OF ARTICLE X]





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                                   ARTICLE XI

                                   THE TRUSTEE

                  Section 11.01 Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of a Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied duties or covenants by the Trustee shall be read into this Agreement. If a Servicer Default to the actual knowledge of a Responsible Officer of the Trustee has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) In the absence of bad faith or recklessness on its part, the Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee pursuant to this Agreement. The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement. The Trustee shall give prompt notice to each Transferor and the Servicer of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee which would entitle a specified percentage of Investor Certificateholders to take any action pursuant to this Agreement.

                  If, within five Business Days, a Transferor or the Servicer shall not have cured such material lack of conformity, the Trustee shall provide notice thereof to the Investor Certificateholders.

                  (c) Subject to subsection 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i) the Trustee shall not be liable for an error of
                  judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (ii) the Trustee shall not be liable with respect to
                  any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action relates) relating to the time, method and place of conducting any proceeding for any

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

                  remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                           (iii) the Trustee shall not be charged with knowledge
                  of any failure by the Servicer to comply with the obligations of the Servicer referred to in subsection 10.01(a) or (b) nor with knowledge of a Pay-Out Event or Reinvestment Event unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives notice of such failure or event from any Transferor, the Servicer or any Holders of Investor Certificates evidencing not less than 10% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such failure that does not relate to all Series, 10% of the aggregate unpaid principal amount of the Investors Certificates of all Series to which such failure relates).

                  (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

                  (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no actions reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

                  (f) Except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust including by (i) accepting any substitute obligation for a Receivable initially assigned to the Trust under Section 2.01 or 2.09, (ii) adding any other investment, obligation or security to the Trust or (iii) withdrawing from the Trust any Receivables.

                  (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required.

                  Section 11.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

                  (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, certificate, statement, instrument, Officer's Certificate, opinion, report, notice, request, consent, order, appraisal, approval, bond or other


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paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                  (b) the Trustee may consult with counsel of its choice and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

                  (d) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document believed by it to be genuine, unless requested in writing so to do by Holders of Investor Certificates evidencing more than 25% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such matters that do not relate to all Series, 25% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such matters relate); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity reasonably satisfactory to it against such cost, expense, or liability as a condition to so proceed;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

                  (g) except as may be required by subsection 11.01(a), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Transferors with their representations and warranties or for any other purpose;

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                  (h) whether or not therein expressly so provided, every
provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 11.02;

                  (i) the Trustee shall have no liability with respect to the acts or omissions of the Servicer (except and to the extent the Servicer is the Trustee), including, acts or omissions in connection with the servicing, management or administration of Receivables; calculations made by the Servicer whether or not reported to the Trustee; and deposits into or withdrawals from any accounts or funds established pursuant to the terms of this Agreement;

                  (j) in the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article XI shall also be afforded to such Paying Agent, Transfer Agent and Registrar; and

                  (k) the Trustee shall not be deemed to have notice of any Servicer Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement.

                  Section 11.03 Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document or as to the perfection or priority of any security interest therein or as to the efficacy of the Trust. The Trustee shall not be accountable for the use or application by the Transferors of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferors in respect of the Receivables or deposited in or withdrawn from the Collection Account, any Series Accounts or any other accounts hereafter established to effectuate the transactions contemplated by this Agreement and in accordance with the terms of this Agreement.

                  Section 11.04 Trustee May Own Certificates. Subject to any restrictions that may otherwise be imposed by Section 406 of ERISA or Section 4975(e) of the Code, the Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

                  Section 11.05 The Servicer To Pay Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Enhancement Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement or advance as shall arise from its negligence or bad faith and except


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as provided in the following sentence. If the Trustee is appointed Successor
Servicer pursuant to Section 10.02, the provisions of this Section shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be paid out of the Servicing Fee. The Servicer's covenant to pay the expenses, disbursements and advances provided for in this Section shall survive the termination of the Trust and the resignation or removal of the Trustee.

                  Section 11.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, have a net worth of at least $50,000,000, be subject to supervision or examination by Federal or state authority and maintain any credit or deposit rating required by any Rating Agency (which shall be Baa3, in the case of Moody's unless otherwise notified, and BBB- in the case of Standard & Poor's unless otherwise notified) or any higher credit or deposit rating required in connection with the issuance of a particular Series. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

                  Section 11.07 Resignation or Removal of Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferors and the Servicer. Upon receiving such notice of resignation, the Transferors shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after request therefor by the Transferors, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferors may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08.

                  Section 11.08 Successor Trustee.

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                  (a) Any successor trustee appointed as provided in Section
11.07 shall execute, acknowledge and deliver to the Transferors, to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver, at the expense of the Servicer, to the successor trustee all documents or copies thereof and statements held by it hereunder; and the Transferors and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06.

                  (c) Notwithstanding any other provisions herein, the appointment of a successor trustee shall not be effective unless the Rating Agency Condition shall have been satisfied.

                  (d) Upon acceptance of appointment by a successor trustee as provided in this Section, such successor trustee shall provide notice of such succession hereunder to all Certificateholders and the Servicer shall provide such notice to each Rating Agency and each Series Enhancer.

                  Section 11.09 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 11.10 Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any Requirements of Law of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments, subject to the prior written consent of the Transferors, which consent shall not be unreasonably withheld, to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08.

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

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations
                  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act) except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as Successor Servicer) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (ii) no trustee hereunder shall be liable by reason
                  of any act or omission of any other trustee hereunder; and

                           (iii) the Trustee may at any time accept the
                  resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Transferors and the Servicer.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 11.11 Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Trustee for signature at least five days before such tax returns are due to be filed. The Servicer, in accordance with the terms of each Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to Investor Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be


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reasonably required in connection with the preparation of all tax returns of the
Trust, and shall, upon request, execute such returns. The Servicer shall provide the Transferors with copies of all such tax returns.

                  Section 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

                  Section 11.13 Suits for Enforcement.

                  (a) If a Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Sections 11.01 and 11.14, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

                  (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

                  Section 11.14 Rights of Certificateholders To Direct Trustee. Except as otherwise provided in the applicable Supplement, holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to
Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee after being advised by counsel determines that the action so directed may not lawfully be taken, or a Responsible Officer or Responsible Officers of the Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Investor Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders.

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                  Section 11.15 Representations and Warranties of Trustee. The
Trustee represents and warrants that:

                           (i) the Trustee is a banking corporation organized,
                  existing and in good standing under the laws of the State of New York;

                           (ii) the Trustee has full power, authority and right
                  to execute, deliver and perform this Agreement and each Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Supplement;

                           (iii) this Agreement and each Supplement has been
                  duly executed and delivered by the Trustee;

                           (iv) the Trustee satisfies the eligibility
                  requirements prescribed by Section 11.06; and

                           (v) the Trustee will not use any office, place of
                  business, agents or employees of the Trustee in the State of Florida to act for, or on behalf of, the Trust or the Trustee (in its capacity as Trustee of the Trust), except to the extent that the Trustee first provides an opinion (at the sole expense of the Transferor) of counsel satisfactory to the Transferors and the Servicer stating that any such activities proposed to be carried on in Florida will not cause the Trust to be subject to any Florida income, franchise or property (including intangibles) tax.

                  Section 11.16 Maintenance of Office or Agency. The Trustee will maintain at its expense an office or agency (the "Corporate Trust Office") where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served in the State of New York. The Trustee maintains its Corporate Trust Office at 101 Barclay Street, Floor 8 West, New York, New York 10286, as such office and will give prompt notice to the Servicer and to Investor Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                               [END OF ARTICLE XI]

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                                   ARTICLE XII

                                   TERMINATION

                  Section 12.01 Termination of Trust. The Trust and the respective obligations and responsibilities of the Transferors, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Investor Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 8.04 and subsection 12.02(b), upon the earlier of (i) May 1, 2030, (ii) at the option of the Transferors, the day following the Distribution Date on which the Invested Amount for each Series is zero and (iii) the time provided in Section 9.01.

                  Section 12.02 Final Distribution.

                  (a) The Servicer shall give the Transferors and the Trustee at least 30 days' prior notice of the Distribution Date on which the Investor Certificateholders of any Series or Class may surrender their Investor Certificates for payment of the final distribution on and cancellation of such Investor Certificates (or, in the event of a final distribution resulting from the application of Section 2.06, 9.01 or 10.01, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than 30 days prior to such Distribution
Date). Such notice shall be accompanied by an Officer's Certificate of the Servicer setting forth the information specified in Section 3.05 covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Investor Certificateholders, the Trustee shall provide notice to Investor Certificateholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Investor Certificates of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Investor Certificates at the office or offices therein specified (which, in the case of Bearer Certificates, shall be outside the United States). The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Investor Certificateholders.

                  (b) Notwithstanding a final distribution to the Investor Certificateholders of any Series or Class (or the termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Investor Certificateholders shall continue to be held in trust for the benefit of such Investor Certificateholders and the Paying Agent or the Trustee shall pay such funds to such Investor Certificateholders upon surrender of their Investor Certificates, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Investor Certificateholders shall not surrender their Investor Certificates for cancellation within six months after the date specified in the notice from the Trustee described in paragraph (a), the Trustee shall give a second notice to the remaining such Investor Certificateholders to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Certificates, shall be outside the United States). If within one year after the second notice all

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such Investor Certificates shall not have been surrendered for cancellation, the
Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Investor Certificateholders concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Transferors any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Transferor, Investor Certificateholders entitled to the money must look to the Transferors for payment as general creditors unless an applicable abandoned property law designates another Person.

                  (c) In the event that the Invested Amount with respect to any Series is greater than zero on its Series Termination Date (after giving effect to deposits and distributions otherwise to be made on such Series Termination
Date) the Trustee will sell or cause to be sold on such Series Termination Date an amount of Principal Receivables (or interests therein) equal to 100% of the Invested Amount with respect to such Series on such Series Termination Date plus related Finance Charge Receivables (after giving effect to such deposits and distributions); provided, however, that in no event shall such amount exceed the Series Allocation Percentage of Receivables with respect to such Series on such Series Termination Date. The proceeds (the "Termination Proceeds") from such sale shall be immediately deposited into the Collection Account for such Series. The Termination Proceeds shall be allocated and distributed to Investor Certificateholders of such Series in accordance with the terms of the applicable Supplement.

                  Section 12.03 Transferor's Termination Rights. Upon the termination of the Trust pursuant to Section 12.01 and the surrender of the Transferor Certificates, if applicable, the Trustee shall sell, assign and convey to the Holders of the Transferor Certificates or any of their designees, without recourse, representation or warranty, all right, title and interest of the Trustee in the Receivables, whether then existing or thereafter created, all monies due or to become due and all amounts received with respect thereto (including all monies then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by the Trustee pursuant to subsection 12.02(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferors to vest in the Holders of the Transferor Certificates or any of their designees all right, title and interest which the Trust had in the Receivables.

                  Section 12.04 Defeasance. Notwithstanding anything to the contrary in this Agreement or any Supplement:

                  (a) The Transferors may at their option be discharged from their obligations hereunder with respect to any Series or all outstanding Series (each, a "Defeased Series") on the date the applicable conditions set forth in subsection 12.04(c) are satisfied (a "Defeasance") but only if Defeasance is explicitly available to such Series in accordance with its related Supplement (it being understood that Defeasance shall not be available to such Series in any other case); provided, however, that the following rights, obligations, powers, duties and immunities shall survive with respect to each Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the Holders of Investor Certificates of the Defeased Series to receive, solely from the trust fund provided for in subsection 12.04(c), payments in respect of principal of and interest on such Investor Certificates when such payments are due; (ii) the


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Transferors' obligations with respect to such Certificates under Sections 6.04 and 6.05; (iii) the rights, powers, trusts, duties, and immunities of the Trustee, the Paying Agent and the Registrar hereunder; and (iv) this Section 12.04.

                  (b) Subject to subsection 12.04(c), the Transferors at their option may cause Collections allocated to each Defeased Series and available to acquire additional Receivables to be applied to purchase Eligible Investments rather than acquire additional Receivables.

                  (c) The following shall be the conditions precedent to any Defeasance under subsection 12.04(a):

                           (i) the Transferors irrevocably shall have deposited
                  or caused to be deposited with the Trustee (such deposit to be made from other than the Transferors' or any Affiliate of the Transferors' funds), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust for making the payments described below, (A) Dollars in an amount equal to, or (B) Eligible Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount equal to, or (C) a combination thereof, in each case sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount), and which shall be applied by the Trustee to pay and discharge, all remaining scheduled interest and principal payments on all outstanding Investor Certificates of each Defeased Series on the dates scheduled for such payments in this Agreement and the applicable Supplements and all amounts owing to the Series Enhancers with respect to each Defeased Series;

                           (ii) a statement from a firm of nationally recognized
                  independent public accountants (who may also render other services to the Transferors) to the effect that such deposit is sufficient to pay the amounts specified in clause (i) above;

                           (iii) prior to its first exercise of its right
                  pursuant to this Section 12.04 with respect to a Defeased Series to substitute money or Eligible Investments for Receivables, the Transferors shall have delivered to the Trustee an Opinion of Counsel to the effect contemplated by clause (b) of the definition in Section 1.01 of the term "Tax Opinion" (the preparation and delivery of which shall not be at the expense of the Trustee) with respect to such deposit and termination of obligations, and an Opinion of Counsel to the effect that (A) such deposit and termination of obligations will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act and (B) if the Transferors' long-term unsecured debt obligations are not rated at least P-3 or Baa3, respectively, by Moody's, such deposit and termination of obligations would not be a fraudulent conveyance (based in reliance on certain certificates to the effect that the Receivables and termination of obligations constitute fair value for consideration paid therefor and as to the solvency of the Transferors);

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                           (iv) the Transferors shall have delivered to the
                  Trustee an Officer's Certificate of the Transferors stating the Transferors reasonably believe that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause a Pay-Out Event with respect to any Series or any event that, with the giving of notice or the lapse of time, would result in the occurrence of a Pay-Out Event with respect to any Series; and

                           (v) the Rating Agency Condition shall have been
                  satisfied and the Transferors shall have delivered copies of such written notice to the Servicer and the Trustee.

                              [END OF ARTICLE XII]

                                      104
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                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.01 Amendment; Waiver of Past Defaults.

                  (a) This Agreement may be amended by the parties hereto from time to time prior to, or in connection with, the issuance of the first Series of Investor Certificates hereunder without the requirement of any consents or the satisfaction of any conditions set forth below. This Agreement or any Supplement may be amended from time to time (including, without limitation, in connection with the issuance of a Supplemental Certificate, conveyance of a Participation Interest, allocation of assets pursuant to Section 4.06, the designation of an Additional Transferor, or to change the definition of Monthly Period, Determination Date or Distribution Date) by the Servicer, the Transferors and the Trustee, by a written instrument signed by each of them, without the consent of any of the Certificateholders; provided that (i) the Transferors shall have delivered to the Trustee Officer's Certificates of the Transferors, dated the date of any such amendment, stating that the Transferors reasonably believe that such amendment will not have an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment; provided further that such action shall not effect a change in the Permitted Activities of the Trust except for those changes necessary for compliance with accounting requirements or tax requirements or required to cure any ambiguity or correct or supplement any provision contained in this Agreement or any Supplement which may be defective or inconsistent with any provisions thereof.

                  (b) This Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Transferors and the Trustee (A) in the case of a change in the Permitted Activities of the Trust which is not materially adverse to Holders of Investor Certificates, with the consent of Holders of Investor Certificates evidencing not less than 50% of the aggregated unpaid principal amount of the Investor Certificates of each outstanding Series affected by such change, unless such change is necessary for compliance with accounting requirements or tax requirements or required to cure any ambiguity or correct or supplement any provision contained in this Agreement or any Supplement which may be defective or inconsistent with any provisions thereof and (B) in all other cases, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all affected Series for which the Transferors have not delivered Officer's Certificates stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to (changes in Pay-Out Events or Reinvestment Events that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such


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amendment without the consent of each Investor Certificateholder or (iv)
adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class (which shall not be deemed to occur if the Rating Agency Condition shall have been satisfied with respect to such amendment).

                  (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to subsection 13.01(a)), the Trustee shall furnish notification of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency and each Series Enhancer.

                  (d) It shall not be necessary for the consent of Investor Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (e) Notwithstanding anything in this Section (other than subsection (i) below) to the contrary, no amendment may be made to this Agreement or any Supplement which would adversely affect in any material respect the interests of any Series Enhancer without the consent of such Series Enhancer.

                  (f) Any Supplement executed in accordance with the provisions of Section 6.03 shall not be considered an amendment to this Agreement for the purposes of this Section.

                  (g) The Holders of Investor Certificates evidencing more than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of each Series or, with respect to any Series with two or more Classes, of each Class (or, with respect to any default that does not relate to or affect all Series, 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of each Series to which such default relates or, with respect to any such Series with two or more Classes, of each Class) may, on behalf of all Certificateholders, waive any default by the Transferors or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Investor Certificateholders or to make any required deposits of any amounts to be so distributed. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  (h) The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder, the Trustee shall be entitled to receive the Opinion of Counsel described in subsection 13.02(d).

                  (i) [Reserved.]

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                  (j) Additionally, this Agreement and any Supplement will be amended by the Transferors without the consent of the Servicer, the Trustee or any Investor Certificateholder to account for the transfer of assets as sales in accordance with FASB Statement No. 140 or any successor FASB statement; provided that the Transferors deliver a Tax Opinion on the date of such amendment. Promptly after the effectiveness of any amendment pursuant to this subsection, the Transferors shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

                  (k) In the event that any Receivables Purchase Agreement provides for any vote or consent by any Investor Certificateholders in connection with an amendment of such Receivables Purchase Agreement, such Investor Certificateholders shall be given the opportunity to vote on or consent to such amendment, in accordance with the terms and conditions specified therein. In the event that any Receivables Purchase Agreement specifies any action to be taken by the Transferors, the Trustee or the Servicer, in connection with any amendment of such Receivables Purchase Agreement, the Transferors, the Trustee and the Servicer hereby agree to take such action in accordance with the terms and conditions therein.

                  (l) Any supplemental agreement executed in accordance with the provisions of Section 7.02 or any Assumption Agreement executed in accordance with the provisions of Section 7.05 shall not be considered an amendment to this Agreement for the purposes of this Section 13.01.

                  Section 13.02 Protection of Right, Title and Interest to
Trust.

                  (a) The Servicer shall cause this Agreement, all amendments and supplements hereto and all financing statements and amendments to financing statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders and the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferors shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

                  (b) Within 30 days after any Transferor makes any change in its name or its type or jurisdiction of organization, such Transferor shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest or ownership interest in the Receivables and the proceeds thereof.

                  (c) Each Transferor and the Servicer shall give the Trustee prompt notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or amendments to financing statement or of any new financing statement and

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

shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each Transferor and the Servicer shall at all times maintain each office from which it services Receivables and its principal executive offices within the United States. The Trustee shall give each Transferor and the Servicer prompt notice of any change in the name of the Trustee or any change in the Trustee's address as shown on any financing statement filed in connection with the transactions contemplated by this Agreement or any Supplement if the address so shown ceases to be an address from which information concerning the Trustee's (on behalf of the Trust) security interest or ownership interest in the Receivables and the proceeds thereof can be obtained. The Transferors shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest or ownership interest in the Receivables and the proceeds thereof.

                  (d) The Servicer shall deliver to the Trustee (i) upon the execution and delivery of each amendment of this Agreement pursuant to Section
13.01 or any Supplement, an Opinion of Counsel to the effect specified in Exhibit E-1; (ii) on each date specified in subsection 2.09(c)(ix) with respect to Aggregate Additions to be designated as Accounts, an Opinion of Counsel substantially in the form of Exhibit E-2, (iii) semiannually, with respect to any New Accounts included as Accounts, an Opinion of Counsel substantially in the form of Exhibit E-2, (iv) on each Addition Date on which any Participation Interests are to be included in the Trust pursuant to subsection 2.09(a) or (b), an Opinion of Counsel covering the same substantive legal issues addressed by Exhibits E-1 and E-2 but conformed to the extent appropriate to relate to Participation Interests; (v) on or before March 31 of each year, beginning with March 31, 2005, an Opinion of Counsel substantially in the form of Exhibit E-3; and (vi) in connection with the occurrence of any event contemplated by Section
7.02 or Section 7.05, the Opinions of Counsel and the Tax Opinion specified therein.

                  Section 13.03 Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Investor Certificateholder shall have any right to vote (except as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Investor Certificateholders from time to time as partners or members of an association, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Investor Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Investor Certificateholder previously shall have made, and unless the Holders of Investor Certificates evidencing more than 50% of


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

the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action, suit or proceeding that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action, suit or proceeding relates) shall have made, a request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Investor Certificateholder with every other Investor Certificateholder and the Trustee, that no one or more Investor Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the holders of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders except as otherwise expressly provided in this Agreement. For the protection and enforcement of the provisions of this Section, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 13.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 13.05 Notices; Payments.

                  (a) All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by certified mail, return receipt requested, sent by facsimile transmission or sent by electronic mail (i) in the case of RFC II, to American Express Receivables Financing Corporation II, at American Express Tower, World Financial Center, Room 138, 200 Vesey Street, New York, NY 10285-4405,
Attention: Secretary (facsimile no. (212) 619-9261), (ii) in the case of Centurion Bank, to American Express Centurion Bank, at 4315 South 2700 West, Salt Lake City, Utah 84184, Attention: President (facsimile no (801) 945-4075),
(iii) in the case of RFC III, to American Express Receivables Financing Corporation III LLC, at 4315 South 2700 West, Room 1900, 02-01-50, Salt Lake City, Utah 84184, Attention: President (facsimile no. (801) 945-4045), with a copy to American Express Travel Related Services Company, Inc., as administrator, American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: General Counsel (facsimile no. (212) 619-7099), (iv) in the case of TRS, to American Express Travel Related Services Company, Inc., American Express Tower, 3 World Financial Center, 200 Vesey Street, New York, NY 10285, Attention: Treasurer (facsimile no. (212) 619-8693),
(v) in the case of FSB, at American Express Bank, FSB, 4315 South 2700 West, Salt Lake City, Utah 84184, Attention: President (facsimile no. (801) 945-4050),
(vi) in the case of RFC IV, to American Express Receivables Financing Corporation IV LLC, at 4315 South 2700 West, Room 1100, 02-01-56, Salt Lake City, Utah 84184, Attention: President (facsimile no. (801) 945-4060),


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with a copy to American Express Travel Related Services Company, Inc., as
administrator, American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: General Counsel (facsimile no. (212) 619-7099), (vii) in the case of the Trustee, the Paying Agent or Transfer Agent and Registrar, to The Bank of New York, 101 Barclay Street, Floor 8 West, New York, New York 10286, Attention: Asset-Backed Unit (facsimile no. (212) 815-2493, electronic mail address ccerilles@bankofny.com), (viii) in the case of Moody's, to Moody's Investors Service Inc. at 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, 4th Floor (facsimile no. (212) 553-4600), (ix) in the case of Standard & Poor's, to Standard & Poor's Ratings Group at 55 Water Street, New York, New York 10041, Attention: Asset Backed Group (facsimile no. (212) 412-0323), and (x) to any other Person as specified in any Supplement; or, as to each party, at such other address, facsimile number or electronic mail address as shall be designated by such party in a written notice to each other party.

                  (b) Any Notice required or permitted to be given to a Holder of Registered Certificates shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. No Notice shall be required to be mailed to a Holder of Bearer Certificates or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Investor Certificateholder receives such Notice. In addition, (a) if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such Exchange shall so require, any Notice to Investor Certificateholders shall be published in an Authorized Newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement and (b) in the case of any Series or Class with respect to which any Bearer Certificates are outstanding, any Notice required or permitted to be given to Investor Certificateholders of such Series or Class shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

                  Section 13.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the Certificates or the rights of the Certificateholders.

                  Section 13.07 Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that the Certificates upon authentication and delivery thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

                  Section 13.08 Further Assurances. The Transferors and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or amendments to financing statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 13.09 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Investor Certificateholders, the Servicer, the Trustee, the Transferors, the Paying Agent, the Authenticating Agent, the Transfer Agent, the Registrar, the Series Enhancers and each Holder of a Supplemental Certificate shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Trust or any Transferor, acquiesce, petition or otherwise invoke or cause the Trust or the Transferors to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or any Transferor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust or any Transferor.

                  Section 13.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or the Certificateholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 13.11 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 13.12 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, any Series Enhancer and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement (including Section 7.04), no other Person will have any right or obligation hereunder.

                  Section 13.13 Actions by Certificateholders.

                  (a) Wherever in this Agreement a provision is made that an action may be taken or a Notice given by Certificateholders, such action or Notice may be taken or given by any Certificateholder, unless such provision requires a specific percentage of Certificateholders.

                  (b) Any Notice, request, authorization, direction, consent, waiver or other act by the Holder of a Certificate shall bind such Holder and every subsequent Holder of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Transferors or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  Section 13.14 Rule 144A Information. For so long as any of the Investor Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Transferors, the Trustee, the Servicer and any Series Enhancer agree to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor

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

Certificateholder, upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.

                  Section 13.15 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 13.16 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 13.17 Fiscal Year. The fiscal year of the Trust will end on the last day of each calendar year.

                  Section 13.18 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

                              [END OF ARTICLE XIII]

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                                  ARTICLE XIV

                          COMPLIANCE WITH REGULATION AB

                  Section 14.01 Intent of the Parties; Reasonableness. The Transferors, the Servicer and the Trustee acknowledge and agree that the purpose of this Article XIV is to facilitate compliance by the Transferors with the provisions of Regulation AB and related rules and regulations of the Commission. The Transferor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Transferors' compliance with the Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Act). The Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Transferors in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Trustee agrees to cooperate in good faith with any reasonable request by the Transferors for information regarding the Trustee which is required in order to enable the Transferors to comply with the provisions of Items 1103(a)(1), 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of Regulation AB as it relates to the Trustee or to the Trustee's obligations under this Agreement or any Supplement. The Servicer agrees to cooperate in good faith with any reasonable request by the Transferors for information regarding the Servicer which is required in order to enable the Transferors to comply with the provisions of Items 1103(a)(1), 1105, 1108, 1117, 1118, 1119, 1121, 1122 and 1123 of
Regulation AB as it relates to the Servicer or to the Servicer's obligations under this Agreement or any Supplement.

                  Section 14.02 Additional Representations and Warranties of the Trustee. The Trustee shall be deemed to represent to the Transferors, as of the date on which information is provided to the Transferors under Section 14.03 that, except as disclosed in writing to the Transferors prior to such date to the best of its knowledge, but without independent investigation: (i) neither the execution, delivery and performance by the Trustee of this Agreement or any Supplement, the performance by the Trustee of its obligations under this Agreement or any Supplement nor the consummation of any of the transactions by the Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Trustee's ability to perform its obligations under this Agreement or any Supplement, or of any judgment or order applicable to the Trustee; and (ii) there are no proceedings pending or threatened against the Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Trustee to enter into this Agreement or any Supplement or to perform its obligations under this Agreement or any Supplement.

                  Section 14.03 Information to Be Provided by the Trustee. The Trustee shall (i) on or before the fifth Business Day of each month, provide to the Transferors, in writing, such information regarding the Trustee as is requested for the purpose of compliance with Item 1117

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of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Transferors, in writing, such updated information.

                  The Trustee shall (i) on or before the fifth Business Day of each January, April, July and October, provide to the Transferors such information regarding the Trustee as is requested for the purpose of compliance with Items 1103(a)(1), 1109(a), 1109(b), 1118 and 1119 of Regulation AB, and
(ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Transferors, in writing, such updated information. Such information shall include, at a minimum:

                           (A) the Trustee's name and form of organization;

                           (B) a description of the extent to which the Trustee
                  has had prior experience serving as a Trustee for asset-backed securities transactions involving credit card receivables;

                           (C) a description of any affiliation between the
                  Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Trustee by the Transferors in writing in advance of such Securitization
                  Transaction:

                                    (1) the sponsor;

                                    (2) any depositor;

                                    (3) the issuing entity;

                                    (4) any servicer;

                                    (5) any trustee;

                                    (6) any originator;

                                    (7) any significant obligor;

                                    (8) any enhancement or support provider; and

                                    (9) any other material transaction party.

                  In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the asset-backed securities transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset-backed securities.

                  Section 14.04 Report on Assessment of Compliance and Attestation. On or before the earlier of (a) March 1 and (b) 30 days prior to the date on which the Trust is required to file the report on Form 10-K in each calendar year, commencing in 2007, the Trustee shall:

                  (i) deliver to the Transferors a report regarding the Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Transferors or the Servicer, as applicable, and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified in Exhibit I or such criteria as mutually agreed upon by the Transferors and the Trustee;

                  (ii) deliver to the Transferors a report of a registered public accounting firm reasonably acceptable to the Transferors that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Act and the Exchange Act; and

                  (iii) deliver to the Transferors and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
         2002) on behalf of the Trust or the Transferors with respect to a Securitization Transaction a certification substantially in the form attached hereto as Exhibit H or such form as mutually agreed upon by the Transferors and the Trustee.

                  The Trustee acknowledges that the parties identified in clause
(iii) above may rely on the certification provided by the Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                  Section 14.05 Additional Representations and Warranties of the Servicer. The Servicer shall be deemed to represent to the Transferors, as of the date on which information is provided to the Transferors under Section 14.06 that, except as disclosed in writing to the Transferors prior to such date to the best of its knowledge: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a securitization involving credit card or charge card receivables, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Supplement have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Supplement; and (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any unaffiliated third-party originator of Receivables.

                  Section 14.06 Information to Be Provided by the Servicer. In connection with any Securitization Transaction, the Servicer shall (i) within five (5) Business Days following request by the Transferors, provide to the Transferors, in writing, the information specified in this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer of any changes to such information, provide to the Transferors, in writing, such updated information.

                  (a) If so requested by the Transferors, the Servicer shall provide to the Transferors such information regarding the Servicer and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicing Party"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

                           (A) the Servicing Party's name and form of
                  organization;

                           (B) a description of how long the Servicing Party has
                  been servicing credit card receivables; a general discussion of the Servicing Party's experience in servicing assets of any type as well as a more detailed discussion of the Servicing Party's experience in, and procedures for, the servicing function it will perform under this Agreement and any Supplement; information regarding the size, composition and growth of the Servicing Party's portfolio of credit card accounts of a type similar to the Accounts and information on factors related to the Servicing Party that may be material, in the good faith judgment of the Transferors, to any analysis of the servicing of the Receivables or the related asset-backed securities, as applicable, including, without limitation:

                                   (1) whether any prior securitizations of
                           credit card receivables involving the Servicing Party defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                                   (2) the extent of outsourcing the Servicing
                           Party utilizes;

                                   (3) whether there has been previous
                           disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicing Party as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                                   (4) whether the Servicing Party has been
                           terminated as servicer in a securitization of credit card receivables, either due to a servicing default or to application of a servicing performance test or trigger; and

                                   (5) such other information as the Transferors
                           may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                           (C) a description of any material changes during the
                  three-year period immediately preceding the related Securitization Transaction to the Servicing Party's policies or procedures with respect to the servicing function it will perform under this Agreement and any Supplement;

                           (D) information regarding the Servicing Party's
                  financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicing Party could have a material adverse effect on the performance by the Servicing Party of its servicing obligations under this Agreement or any Supplement;

                           (E) a description of the Servicing Party's processes
                  and procedures designed to address any special or unique factors involved in servicing;

                           (F) a description of the Servicing Party's processes
                  for handling delinquencies, losses, bankruptcies and recoveries, such as sale of defaulted receivables; and

                           (G) information as to how the Servicing Party defines
                  or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

                  (b) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Supplement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or such Subservicer, the Servicer shall provide to the Transferors at least fifteen
(15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Transferors of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Transferors, all information reasonably requested by the Transferors in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any Series or Class.

                  (c) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement and any Supplement, if so requested by the Transferors, the Servicer shall provide to the Transferors such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the distribution reports otherwise required to be delivered monthly by the Servicer under this Agreement and any Supplement, commencing with the first such report due not less than ten (10) Business Days following such request.

                  Section 14.07 Report on Assessment of Compliance and Attestation.

                  (a) On or before the earlier of (a) March 1 and (b) 30 days prior to the date on which the Trust is required to file the report on Form 10-K in each calendar year, commencing in 2007, the Servicer shall:

                           (i) deliver to the Transferors a report regarding the
                  Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
                  Item 1122 of Regulation AB. Such report shall be addressed to the Transferors and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified in Exhibit K or such criteria as mutually agreed upon by the Transferors and the Servicer;

                           (ii) deliver to the Transferors a report of a
                  registered public accounting firm reasonably acceptable to the Transferors that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Act and the Exchange Act;

                           (iii) cause each Servicing Participant to deliver to
                  the Transferors an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section; and

                           (iv) deliver to the Transferors and any other Person
                  that will be responsible for signing the Sarbanes Certification on behalf of the Trust or the Transferors with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit J.

                  The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                  (b) Each assessment of compliance provided by a Subservicer pursuant to Section 14.07(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit K hereto delivered to the Transferors upon reasonable request of the Transferors after the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Servicing Participant (other than the Servicer or any Subservicer) pursuant to Section 14.07(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to
Section 14.08.

                  Section 14.08 Use of Subservicers and Servicing Participants. The Servicer shall use its best efforts to hire or otherwise utilize only the services of Subservicers that agree to comply with the provisions of paragraph
(a) of this Section. The Servicer shall use its best efforts to hire or otherwise utilize only the services of Servicing Participants, and shall use its best efforts to ensure that Subservicers hire or otherwise utilize only the services of Servicing Participants, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Supplement, if those Servicing Participants agree to comply with the provisions of paragraph (b) of this Section.

                  (a) It shall not be necessary for the Servicer to seek the consent of the Transferors to the utilization of any Subservicer. The Servicer shall use its best efforts to cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Transferors to comply with the provisions of this Section and with Sections 3.05, 14.05, 14.06(c) and (d) and 14.07(a)(i) and (ii) of this Agreement to the same extent as if such Subservicer were the Servicer. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Transferors any servicer compliance statement required to be delivered by such Subservicer under Section 3.05, any assessment of compliance and attestation required to be delivered by such Subservicer under
Section 14.07(a)(i) or (ii) and the certification, if any, required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 14.07 as and when required to be delivered.

                  (b) It shall not be necessary for the Servicer to seek the consent of the Transferors to the utilization of any Servicing Participant. The Servicer shall promptly upon request provide to the Transferors a written description (in form and substance satisfactory to the Transferors) of the role and function of each Servicing Participant utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Servicing Participant and
(ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Servicing Participant.

                  As a condition to the utilization of any Servicing Participant, the Servicer shall use its best efforts to cause any such Servicing Participant used by the Servicer (or by any Subservicer) for the benefit of the Transferors to comply with the provisions of Sections 14.07 of this Agreement to the same extent as if such Servicing Participant were the Servicer. The Servicer shall be responsible for obtaining from each Servicing Participant and delivering to the Transferors any assessment of compliance and attestation required to be delivered by such Servicing Participant under Section 14.07, in each case as and when required to be delivered.

                  IN WITNESS WHEREOF, the Transferors, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.




                                 AMERICAN EXPRESS RECEIVABLES
                                 FINANCING CORPORATION II, as a Transferor



                                 By:    /s/ Maureen Ryan
                                        ----------------------------------------
                                        Name:  Maureen Ryan
                                        Title: President



                                 AMERICAN EXPRESS RECEIVABLES
                                 FINANCING CORPORATION III LLC,
                                 as a Transferor



                                 By:    /s/ Andrea J. Moss
                                        ----------------------------------------
                                        Name:  Andrea J. Moss
                                        Title: President



                                 AMERICAN EXPRESS RECEIVABLES
                                 FINANCING CORPORATION IV LLC,
                                 as a Transferor



                                 By:    /s/ Daniel L. Follett
                                        ----------------------------------------
                                        Name:  Daniel L. Follett
                                        Title: President



                                 AMERICAN EXPRESS TRAVEL RELATED
                                 SERVICES COMPANY, INC., as the Servicer



                                 By:    /s/ David L. Yowan
                                        ----------------------------------------
                                        Name:  David L. Yowan
                                        Title: President

                                  THE BANK OF NEW YORK,
                                  as Trustee



                                  By:    /s/ Catherine Cerilles
                                         ---------------------------------------
                                         Name:  Catherine Cerilles
                                         Title: Assistant Vice President



                                  THE BANK OF NEW YORK,
                                  as Securities Intermediary



                                  By:    /s/ Catherine Cerilles
                                         ---------------------------------------
                                         Name:  Catherine Cerilles
                                         Title: Assistant Vice President

                                                                       EXHIBIT A


                         FORM OF TRANSFEROR CERTIFICATE

                  THIS TRANSFEROR CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS TRANSFEROR CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

                  THIS TRANSFEROR CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

No. R- ______________                                                   One Unit

                  American Express Credit Account Master Trust
                             TRANSFEROR CERTIFICATE

                     THIS CERTIFICATE REPRESENTS AN INTEREST
                            IN CERTAIN ASSETS OF THE
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


Evidencing an interest in a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card and other accounts transferred by American Express Receivables Financing Corporation II, a Delaware corporation ("RFC II"), American Express Receivables Financing Corporation III LLC, a Delaware limited liability company ("RFC III"), and American Express Receivables Financing Corporation IV LLC, a Delaware limited liability company ("RFC IV"), each as a transferor (together, the "Transferors").

              (Not an interest in or obligation of the Transferors
                            or any affiliate thereof)


                  This certifies that RFC II, RFC III and RFC IV are the registered owners of a fractional interest in the assets of a trust (the "Trust") not allocated to the Certificateholders' Interest or the interest of any Holder of a Supplemental Certificate pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (as amended and supplemented, the "Agreement"), among the Transferors, American Express Travel Related Services Company, Inc., as servicer (the "Servicer"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferors' fractional undivided interest in a portfolio of certain receivables (the "Receivables") existing in the revolving credit card and other accounts identified under the Agreement from time to time (the "Accounts"), (ii) certain Receivables generated under the

Accounts from time to time thereafter, (iii) certain funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, Special Funding Account and in the Series Accounts, (v) the benefits of any Series Enhancements issued and to be issued by Series Enhancers with respect to one or more Series of Investor Certificates and (vi) all other assets and interests constituting the Trust, including Recoveries and Issuer Rate Fees allocated to the Trust pursuant to the Agreement and any Supplement. Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended and supplemented from time to time, the Transferors by virtue of the acceptance hereof assent and are bound.

                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Finance Charges, Late Fees and other fees and charges with respect to the Accounts.

                  This Certificate is the Transferor Certificate, which represents the Transferors' interest in certain assets of the Trust, including the right to receive a portion of the Collections and other amounts at the times and in the amounts specified in the Agreement. The aggregate interest represented by the Transferor Certificate at any time in the Receivables in the Trust shall not exceed the Transferors' Interest at such time. In addition to the Transferor Certificate, (i) Investor Certificates will be issued to investors pursuant to the Agreement, which will represent the Certificateholders' Interest, and (ii) Supplemental Certificates may be issued pursuant to the Agreement, which will represent that portion of the Transferors' Interest not allocated to the Transferors. This Transferor Certificate shall not represent any interest in the Collection Account, the Special Funding Account or the Series Accounts, except as expressly provided in the Agreement, or any Series Enhancements.

                  Unless otherwise specified in a Supplement with respect to a particular Series the Transferors have entered into the Agreement, and this Certificate is issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Investor Certificates of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness of the Transferors secured by the Receivables and (ii) the Trust shall not be treated as an association taxable as a corporation. The Transferors, by entering into the Agreement and by the acceptance of this Transferor Certificate, agree to treat the Investor Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Transferors.

                  Subject to certain conditions and exceptions specified in the Agreement, the obligations created by the Agreement and the Trust created thereby shall terminate upon the earlier of (i) May 1, 2030, (ii) the day following the Distribution Date on which the Invested

Amount and Enhancement Invested Amount for each Series is zero (provided the Transferors have delivered a written notice to the Trustee electing to terminate the Trust) and (iii) the time provided in Section 9.01 of the Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferors have caused this Certificate to be duly executed.




                                             AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION II,
                                             as a Transferor



                                             By:
                                                    ----------------------------
                                                    Name:
                                                    Title:



                                             AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION III LLC,
                                             as a Transferor



                                             By:
                                                    ----------------------------
                                                    Name:
                                                    Title:



                                             AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION IV LLC,
                                             as a Transferor



                                             By:
                                                    ----------------------------
                                                    Name:
                                                    Title:
Dated:  [               ,         ]
         ---------- ----  --------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is the American Express Credit Account Master Trust Transferor Certificate described in the within-mentioned Agreement.



---------------------------------------------------- ,
as Trustee



By
      -----------------------------------------------
      Authorized Signatory

or



By    [                                              ],
       ----------------------------------------------
      as Authenticating Agent
      for the Trustee



By                                                   ,
      -----------------------------------------------
      Authorized Signatory

                                                                       EXHIBIT B


            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                         (As required by Section 2.09 of
                      the Pooling and Servicing Agreement)

                  ASSIGNMENT No. [__] OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of [__________], [____] (1)/, by and among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, a Delaware corporation, AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, a Delaware limited liability company, and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, a Delaware limited liability company, as transferors (together, the "Transferors"), and THE BANK OF NEW YORK, a New York banking corporation not in its individual capacity but solely as trustee (the "Trustee"), pursuant to the Pooling and Servicing Agreement referred to below.


                                   WITNESSETH

                  WHEREAS, the Transferors, the Trustee and American Express Travel Related Services Company, Inc., as the Servicer (the "Servicer"), are parties to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (as may be amended and supplemented from time to time, the "Agreement");

                  WHEREAS, pursuant to the Agreement, the Transferors wish to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trustee as part of the corpus of the Trust (as each such term is defined in the Agreement); and

                  WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Transferors and the Trustee hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

                  "Additional Accounts" has the meaning set forth in Section 2.

                  "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, [________________], [________________].

                  "Addition Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, [________________], [________________].

                  "Addition Selection Date" shall mean [(i)] for the added accounts with the code designation "[__]," the close of business on the cycle billing date for such added accounts

--------------------
(1) / To be dated as of the applicable Addition Date.

occurring in the period beginning on the close of business on [_______], [_____], and ending at the close of business on [_______], [_____] [and (ii) for the added accounts with the code designation "[__]," the close of business on the cycle billing date for such added accounts occurring in the period beginning on the close of business on [_______], [_____] and ending at the close of business on [_______], [_____]].

                  2. Designation of Additional Accounts. On or before the date hereof, the Transferors will deliver to the Trustee computer files, microfiche lists or printed lists containing a true and complete schedule identifying all Additional Accounts designated hereby by code designations "[__]" [and "[__]"] (the "Additional Accounts") and specifying for each Additional Account its account number and the aggregate amount of Receivables outstanding in such Additional Account on the Addition Cut-Off Date, which computer files or lists shall be marked as Schedule 1 hereto, shall be incorporated herein and made a part hereof, and shall supplement Schedule 1 to the Agreement.

                  3. Conveyance of Receivables. (a) The Transferors do hereby transfer, assign, set over and otherwise convey, without recourse except as set forth in the Agreement, to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all their respective right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing in each of the Additional Accounts (including Related Accounts and Transferred Accounts with respect to such Additional Accounts) at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all Collections (including allocable Recoveries and Issuer Rate Fees) and proceeds (including Insurance Proceeds and "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Trustee, any Investor Certificateholder or any Series Enhancer of any obligation of the Servicer, the Transferors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto.

                  (b) The Transferors agree to record and file, at their own expense, financing statements (and amendments to such financing statements when applicable) with respect to the Receivables existing as of the Addition Cut-Off Date and thereafter created in Additional Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the transfer, assignment, set-over or other conveyance of their interest in such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or amendment or other evidence of such filing to the Trustee on or prior to the Addition Date. The Trustee shall be under no obligation whatsoever to file such financing statements or amendments thereto or to make any other filing under the UCC in connection with such transfer and assignment.

                  (c) The Transferors further agree, at their own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts designated hereby have been conveyed to the Trustee pursuant to the Agreement and this Assignment for the benefit of the Certificateholders by including in the securitization field of such computer files the code "[__]" [or "[__]," as applicable,] for each such Additional Account.

                  (d) The parties hereto intend that each transfer of Receivables and other property pursuant to this Assignment constitute a sale, and not a secured borrowing, for accounting purposes. Nevertheless, the Transferors do hereby grant to the Trustee a security interest in all of their respective right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing in each of the Additional Accounts (including Related Accounts and Transferred Accounts with respect to such Additional Accounts) at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all Collections (including allocable Recoveries and Issuer Rate Fees) and proceeds (including Insurance Proceeds and "proceeds" as defined in the UCC) thereof. This Assignment constitutes a security agreement under the UCC.

                  4. Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property conveyed to the Trustee pursuant to Section 3 of this Assignment, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Agreement for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferors delivered to the Trustee the computer files or lists described in Section 2 of this Assignment.

                  5. Representations and Warranties of the Transferors. Each Transferor hereby severally represents and warrants to the Trustee, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

                  (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (b) Eligibility of Accounts. As of the Addition Selection Date, each related Additional Account designated hereby is an Eligible Account and each Receivable then existing in each related Additional Account designated hereby is an Eligible Receivable;

                  (c) Insolvency. As of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to such Transferor has occurred and the transfer by such Transferor of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof;

                  (d) Pay-Out Event. Such Transferor reasonably believes that
(A) the addition of the Receivables arising in the related Additional Accounts will not, based on the facts known to such Transferor, then or thereafter cause a Pay-Out Event to occur with respect to any Series and (B) no selection procedure was utilized by such Transferor which would result in the selection of Additional Accounts (from among the Eligible Accounts available to such

Transferor) that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Addition Date;

                  (e) Security Interest. This Assignment constitutes either a valid transfer and assignment to the Trustee of all right, title and interest, whether now owned or hereafter acquired, of such Transferor in the Receivables existing in each of the related Additional Accounts at the close of business on the Addition Cut-Off Date or thereafter created, all monies due or to become due and all amounts received with respect thereto and, to the extent set forth in the UCC in effect in the relevant state, the "proceeds" thereof, or it constitutes a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trustee in such property, which security interest is prior to all other Liens (as defined in the Agreement) except as permitted under the Agreement, and is enforceable as such as against creditors of and purchasers from such Transferor. Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trustee shall have a first priority perfected security or ownership interest in such property, except for (i) Liens permitted under clause (d) of the definition of "Eligible Receivable" in the Agreement, (ii) the interests of the holders of the Transferor Certificates under the Agreement and (iii) the right to receive interest and investment earnings (net of losses and investment expenses) in respect of the Collection Account as provided in the Agreement or any Series Account if so provided in the applicable Supplement. The related Receivables described in Section 3 of this Assignment constitute "accounts" or "general intangibles" within the meaning of the applicable UCC;

                  (f) Creation. At the time of its transfer of any Receivable to the Trustee pursuant to this Assignment, such Transferor owned and had good and marketable title to such Receivable, free and clear of any Lien (except as permitted under the Agreement), claim or encumbrance of any Person;

                  (g) Perfection. Such Transferor has caused or will have caused, within ten (10) days of the initial execution of this Assignment, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted by such Transferor to the Trustee pursuant to this Assignment;

                  (h) Priority. Other than the security interest granted to the Trustee pursuant to this Assignment, such Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables described in Section 3 of this Assignment. Such Transferor has not authorized the filing of and is not aware of any financing statement against such Transferor that includes a description of such Receivables other than any financing statement relating to the transfer and security interest granted to the Trustee pursuant to the Agreement or this Assignment or that has been terminated. Such Transferor is not aware of any judgment or tax lien filings against such Transferor;

                  (i) No Conflict. The execution and delivery by such Transferor of this Assignment, the performance by such Transferor of the transactions contemplated by this Assignment and the fulfillment by such Transferor of the terms hereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such

Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound;

                  (j) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment;

                  (k) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by such Transferor in connection with the execution and delivery of this Assignment by such Transferor and the performance of the transactions contemplated by this Assignment by such Transferor, have been obtained; and

                  (l) List of Accounts. As of the Addition Date, to the best knowledge of the Transferors, the computer files or lists of Additional Accounts comply with the requirements of Section 2 hereof.

                  The representations and warranties in clauses (e) through (h) above shall survive until the termination of the Agreement. Such representations and warranties speak as of the date of this Assignment and as of the Addition Date but shall not be waived by any of the parties to this Assignment unless each Rating Agency shall have notified the Transferors, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

                  6. Ratification of Agreement. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

                  7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, each Transferor and the Trustee have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.




                                      AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION II,
                                             as a Transferor



                                      By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                      AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION III LLC,
                                             as a Transferor



                                      By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                      AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION IV LLC,
                                             as a Transferor



                                      By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                     THE BANK OF NEW YORK, not in its individual
                                         capacity, but solely as Trustee



                                     By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT C


             FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS


                         (As required by Section 2.10 of
                      the Pooling and Servicing Agreement)

                  REASSIGNMENT No. [__] OF RECEIVABLES, dated as of [____________],(2)/ by and among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, a Delaware corporation, AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, a Delaware limited liability company, and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, a Delaware limited liability company, as Transferors (each, a "Transferor" and, collectively, the "Transferors"), and THE BANK OF NEW YORK, a New York banking corporation not in its individual capacity but solely as trustee (the "Trustee"), pursuant to the Pooling and Servicing Agreement referred to below.


                                   WITNESSETH:

                  WHEREAS, the Transferors, the Trustee and American Express Travel Related Services Company, Inc., as servicer, are parties to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (as may be otherwise amended and supplemented from time to time, the "Agreement");

                  WHEREAS, pursuant to the Agreement, [____], as a Transferor, wishes to remove from the Trust all Receivables owned by the Trustee in certain designated Accounts (the "Removed Accounts") and to cause the Trustee to reconvey to such Transferor all the Trustee's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies due or to become due and all amounts received thereafter with respect thereto and all proceeds thereof in or with respect to such Removed Accounts, whether now existing or hereafter created; and

                  WHEREAS, the Trustee on behalf of the Trust is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Transferors and the Trustee hereby agree as follows:

                  1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, [________________], [_____].

                  "Removal Notice Date" shall mean, with respect to the Removed Accounts, [________________], [____].

--------------------
(2) / To be dated as of the Removal Date.

                  2. Designation of Removed Accounts. On or before the date that is five Business Days after the Removal Date, the relevant Transferor will deliver to the Trustee a computer file or microfiche list containing a true and complete list of the Removed Accounts, specifying for each such Removed Account, as of the Removal Notice Date, its account number and the aggregate amount of Receivables outstanding in such Removed Account, which computer file or microfiche list shall be marked as Schedule 1 hereto, shall be incorporated herein and made a part hereof, and shall supplement Schedule 1 to the Agreement.

                  3. Conveyance of Receivables. (a) The Trustee does hereby transfer, assign, set over and otherwise convey to such Transferor, without recourse, on and after the Removal Date, all right, title and interest of the Trustee in, to and under the Receivables existing at the close of business on the Removal Date and thereafter created from time to time in the Removed Accounts designated hereby, all monies due or to become due and all amounts received with respect thereto and all proceeds and Recoveries thereof.

                  (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferors on or prior to the date this Reassignment is delivered, applicable termination statements prepared by the Transferors with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time in the Removed Accounts reassigned hereby and the proceeds thereof evidencing the release by the Trustee of its interest in the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to terminate such interest.

                  4. Representations and Warranties of the Transferors. Each Transferor hereby severally represents and warrants to the Trustee, on behalf of the Trust, as of the Removal Date:

                  (a) Legal Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                  (b) Pay Out Event. Such Transferor reasonably believes that
(A) the removal of the Receivables existing in the related Removed Accounts will not, based on the facts known to such Transferor, then or thereafter cause a Pay Out Event to occur with respect to any Series and (B) no selection procedure was utilized by such Transferor which would result in a selection of Removed Accounts that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Removal Date.

                  (c) List of Removed Accounts. The list of Removed Accounts delivered pursuant to Section 2.10 of the Agreement, as of the Removal Date, is true and complete in all material respects.

                  5. Ratification of Agreement. As supplemented by this Reassignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

                  6. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  7. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, each Transferor and the Trustee have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.


                                     AMERICAN EXPRESS RECEIVABLES
                                              FINANCING CORPORATION II,
                                              as a Transferor



                                     By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                     AMERICAN EXPRESS RECEIVABLES
                                               FINANCING CORPORATION III LLC,
                                               as a Transferor



                                     By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                     AMERICAN EXPRESS RECEIVABLES
                                            FINANCING CORPORATION IV LLC,
                                            as a Transferor



                                     By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                     THE BANK OF NEW YORK, not in its individual
                                            capacity, but solely as Trustee



                                     By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT D


                                   [RESERVED]

                                                                     EXHIBIT E-1


                           FORM OF OPINION OF COUNSEL
                           WITH RESPECT TO AMENDMENTS


                          Provisions to be included in
                   Opinion of Counsel to be delivered pursuant
                             to Section 13.02(d)(i)
                             ----------------------

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions Of Counsel delivered on any applicable Closing Date.

                  (i) The amendment to the [Pooling and Servicing Agreement], [Supplement], attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Transferors and constitutes the legal, valid and binding agreement of the Transferors, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect affecting creditors' rights generally. The enforceability of the Transferors' obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 13.01 of the Pooling and Servicing Agreement.


                                     E-1-1

                                                                     EXHIBIT E-2


                           FORM OF OPINION OF COUNSEL
                            WITH RESPECT TO ACCOUNTS


                          Provisions to be included in
                            Opinion of Counsel to be
                              delivered pursuant to
                        subsection 13.02(d)(ii) or (iii)
                        --------------------------------

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date.

                  1. The Pooling and Servicing Agreement creates in favor of the Trustee a security interest in the rights of the relevant Transferor in the Receivables identified in Schedule 1 to the Pooling and Servicing Agreement and the identifiable proceeds thereof.

                  2. The security interest described in the paragraph above is perfected and of first priority.


                                     E-2-1

                                                                     EXHIBIT E-3


                          PROVISIONS TO BE INCLUDED IN
                            ANNUAL OPINION OF COUNSEL

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date. Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement and in the Assignment.

                  1. The security interest created by the Pooling and Servicing Agreement in favor of the Trustee in the rights of the relevant Transferor in the Receivables identified in Schedule 1 to the Pooling and Servicing Agreement and the identifiable proceeds thereof is perfected and of first priority.



                                     E-3-1

                                                                     EXHIBIT F-1

                      [FORM OF CLEARANCE SYSTEM CERTIFICATE
                          TO BE GIVEN TO THE TRUSTEE BY
                          EUROCLEAR OR CLEARSTREAM FOR
                       DELIVERY OF DEFINITIVE CERTIFICATES
                         IN EXCHANGE FOR A PORTION OF A
                           TEMPORARY GLOBAL SECURITY]


                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST,
                Class [___] Series [200_-__] [Floating Rate] __%]
                            Asset Backed Certificates


                   [Insert title or sufficient description of
                          Certificates to be delivered]

         We refer to that portion of the temporary Global Certificate in respect of the above-captioned issue which is herewith submitted to be exchanged for definitive Certificates (the "Submitted Portion") as provided in the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (as amended and supplemented, the "Agreement") in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such persons beneficial interest either
(a) from such person, substantially in the form of Exhibit G-2 to the Agreement, or (b) from [ ], substantially in the form of Exhibit G-3 to the Agreement, and
(ii) the Submitted Portion includes no part of the temporary Global Certificate excepted in such certificates

         We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

         We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:(3)/

                                 [Euroclear Bank S.A. / N.V., as operator of the Euroclear Systems](4)/
                                 [Clearstream Banking, societe anonyme]2/

                                 By:
                                        ----------------------------------------




------------------
(3) / To be dated on the Exchange Date.
(4) / Delete the inappropriate reference.



                                     F-1-1

                                                                     EXHIBIT F-2


                      [FORM OF CERTIFICATE TO BE DELIVERED
                           TO EUROCLEAR OR CLEARSTREAM
                           BY [INSERT NAME OF MANAGER]
                 WITH RESPECT TO REGISTERED CERTIFICATES SOLD TO
                         QUALIFIED INSTITUTIONAL BUYERS]


                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST,
               Class [__] Series [200_-__] [Floating Rate] [___%]
                            Asset Backed Certificates

                  In connection with the initial issuance and placement of the above referenced Asset Backed Certificates (the "Certificates"), an institutional investor in the United States ("institutional investor") is
purchasing U.S. $        aggregate principal amount of the Certificates held in
our account at [Euroclear Bank S.A. / N.V., as operator of the Euroclear System] [Clearstream] on behalf of such investor.

                  We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

                  [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

                  The Definitive Certificates in respect of this certificate are to be issued in registered form in the minimum denomination of U.S. $500,000 and such Definitive Certificates (and, unless the Pooling and Servicing Agreement or Supplement relating to the Certificates otherwise provides, any Certificates issued in exchange or substitution for or on registration of transfer of Certificates) shall bear the following legend:

         "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE CANNOT BE EXCHANGED FOR A BEARER CERTIFICATE."

Dated:


                                     F-2-1

                                          [        ],



                                          By:
                                                 -------------------------------
                                                 Authorized Officer





                                     F-2-2

                                                                     EXHIBIT F-3


                      [FORM OF CERTIFICATE TO BE DELIVERED
                TO EUROCLEAR OR CLEARSTREAM BY A BENEFICIAL OWNER
          OF CERTIFICATES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER]


                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST,
               Class [__] Series [200_-__] [Floating Rate] [___%]
                            Asset Backed Certificates

                  This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the above-captioned Certificates held by you for our account (i) are owned by a person that is a United States person, or
(ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Certificates through the foreign branch of a financial institution and who holds the Certificates through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Certificates for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                  We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Certificates in bearer form with respect to such of said Certificates as then appear in your books as being held for our account.

                  This certificate excepts and does not relate to U.S. $________ principal amount of Certificates held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Certificates in such principal amount cannot be made until we are able to so certify.

                  We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                                     F-3-1

Dated:(5)/




                               By:
                                   ---------------------------------------------
                                   As, or an agent for, the beneficial owner(s)
                                   of the interest in the Certificates to which
                                   this certificate relates.





--------------------
(5) / This Certificate must be dated on the earlier of the date of the first actual payment of interest in respect of the Certificates and the date of the delivery of the Certificates in definitive form.


                                     F-3-2

                                                                     EXHIBIT G-1

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).






                                      G-1-1

                                                                     EXHIBIT G-2


                          [FORM OF UNDERTAKING LETTER]

                                                [Date]


The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286
Attention: Asset Backed Group

American Express Receivables Financing Corporation II
American Express Tower
World Financial Center
200 Vesey Street, Room 138
New York, New York 10285
Attention:  President

American Express Receivables Financing Corporation III LLC
[address]


American Express Receivables Financing Corporation IV LLC
[address]



               Re:  Purchase of $                      (6)/ principal amount of
                                 -------------------------
                    American Express Credit Account Master Trust Class [____]
                    Series [20___-__] [Floating Rate] [___%] Asset Backed
                    Certificates

Ladies and Gentlemen:

                  In connection with our purchase of the above-referenced Asset Backed Certificates (the "Certificates") we confirm that:

                  (i) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act;

                  (ii) any information we desire concerning the Certificates or any other matter relevant to our decision to purchase the certificates is or has been made available to us;


--------------------
(6) / Not less than $250,000 minimum principal amount.


                                     G-2-1

                  (iii) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we (and any account for which we are purchasing under paragraph (iv) below) are able to bear the economic risk of an investment in the Certificates; we (and any account for which we are purchasing under paragraph (iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the 1933 Act); and we are not, and none of such accounts is, a Benefit Plan;

                  (iv) we are acquiring the Certificates for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Certificates, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

                  (v) we agree that the Certificates must be held indefinitely by us unless subsequently registered under the 1933 Act or an exemption from any registration requirements of that Act and any applicable state securities laws available;

                  (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Certificates unless

                           (a) (l) the sale is of at least U.S. $250,000
                  principal amount of Certificates to an Eligible Purchaser (as defined below), (2) a letter to substantially the same effect as paragraphs (i), (ii), (iii), (iv), (v) and (vi) of this letter is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

                           (b) the Certificates are transferred pursuant to Rule
                  144 under the 1933 Act by us after we have held them for more than three years; or

                           (c) the Certificates are sold in any other
                  transaction that does not require registration under the 1933 Act and, if the Transferors, the Servicer, the Trustee or the Transfer Agent and Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

                           (d) the Certificates are transferred pursuant to an
                  exception from the registration requirements of the 1933 Act under Rule 144A under the 1933 Act; and

                  (vii) we understand that the Certificates will bear a legend to substantially the following effect:

                                     G-2-2

         "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN."

         "THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW)."

The first paragraph of this legend may be removed if the Transferors, the Servicer, the Trustee and the Transfer Agent and Registrar have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that such paragraph may be removed.

         "Eligible Purchaser" means either an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. "Eligible Dealer" means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. "Benefit Plan" means any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, each as transferor, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, as trustee.




                                              Very truly yours,



                                              (Name of Purchaser)



                                              By:
                                                     ---------------------------
                                                     (Authorized Officer)


                                     G-2-3

                                                                     EXHIBIT G-3

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).(7)/










--------------------
(7) / The following text should be included in any Certificate in which the above legend appears: The [Certificates] may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.
                                     G-3-1

                                                                       EXHIBIT H


                          FORM OF ANNUAL CERTIFICATION

         Re: The Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (the "Agreement"), among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, as trustee

         I, ________________________________, the _______________________ of THE
BANK OF NEW YORK (the "Company"), certify to the Transferors, and their respective officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), that were delivered by the Company to the Transferors pursuant to the Agreement (collectively, the "Company Information");

                  (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

                  (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to the Transferors; and

                  (4) To the best of my knowledge, except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations in all material respects under the Agreement.



                                               Date:    ________________________



                                               By:      ________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT I

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                        GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                       CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the
                     appropriate custodial bank accounts and related bank                           |X|(1)
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to             |X|
                     an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------

--------------------
(1) Solely with regard to deposits made by the Trustee.

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                       INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of credit card accounts serviced by the Servicer.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or                      |X|
1122(d)(3)(iv)       custodial bank statements.
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on credit card accounts is maintained as                |X|
                     required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
                     Account and related documents are safeguarded as required by the               |X|
1122(d)(4)(ii)       transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs,
                     made in accordance with the related credit card accounts
                     documents are posted to the Servicer's obligor records
                     maintained no more than two business days after receipt, or such other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related asset
                     pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the
                     accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made,
                     reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                     documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a Account is delinquent in accordance
                     with the transaction agreements. Such records are
                     maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     Accounts including, for example, phone calls, letters and
                     payment rescheduling plans in cases where delinquency is
                     deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     Accounts with variable rates are computed based on the
                     related Account documents.
-------------------- --------------------------------------------------------------------- ----------------------

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's Account documents, on at
                     least an annual basis, or such other period specified in
                     the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable Account documents and state laws; and (C) such
                     funds are returned to the obligor within 30 calendar days
                     of full repayment of the related Accounts, or such other
                     number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------



                                                [NAME OF TRUSTEE]



                                                Date: __________________________



                                                By:  ___________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT J


                          FORM OF ANNUAL CERTIFICATION

         Re:        The [                   ] agreement dated as of [      ],
                    200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Transferors, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), that were delivered by the Company to the Transferors pursuant to the Agreement (collectively, the "Company Information");

                  (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

                  (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to the Transferors; and

                  (4) To the best of my knowledge, except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations in all material respects under the Agreement.



                                                 Date:    ______________________



                                                 By:      ______________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT K

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the [Servicer] [Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

--------------------------------------------------------------------------------------- -------------- -----------------
                                  SERVICING CRITERIA                                     APPLICABLE       APPLICABLE
                                                                                          SERVICING       SERVICING
                                                                                        CRITERIA FOR    CRITERIA FOR A
                                                                                          SERVICER       SUBSERVICER
--------------------------------------------------------------------------------------- -------------- -----------------
     REFERENCE                                   CRITERIA
-------------------- ------------------------------------------------------------------ -------------- -----------------
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                     GENERAL SERVICING CONSIDERATIONS
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                    CASH COLLECTION AND ADMINISTRATION
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
                     personnel.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------

--------------------------------------------------------------------------------------- -------------- -----------------
                                  SERVICING CRITERIA                                     APPLICABLE       APPLICABLE
                                                                                          SERVICING       SERVICING
                                                                                        CRITERIA FOR    CRITERIA FOR A
                                                                                          SERVICER       SUBSERVICER
--------------------------------------------------------------------------------------- -------------- -----------------
     REFERENCE                                   CRITERIA
-------------------- ------------------------------------------------------------------ -------------- -----------------
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                    INVESTOR REMITTANCES AND REPORTING
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of credit card accounts serviced by the Servicer.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of days specified in the transaction
                     agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank statements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                         POOL ASSET ADMINISTRATION
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(i)        Collateral or security on credit card accounts is
                     maintained as required by the transaction agreements or
                     related asset pool documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------
                     Account and related documents are safeguarded as required by the
1122(d)(4)(ii)       transaction agreements
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs,
                     made in accordance with the related credit card accounts
                     documents are posted to the Servicer's obligor records
                     maintained no more than two business days after receipt, or such other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related asset
                     pool documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the
                     accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made,
                     reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                     documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a Account is delinquent in accordance
                     with the transaction agreements. Such records are
                     maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     Accounts including, for example, phone calls, letters and
                     payment rescheduling plans in cases where delinquency is
                     deemed temporary (e.g., illness or unemployment).
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     Accounts with variable rates are computed based on the
                     related Account documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------

--------------------------------------------------------------------------------------- -------------- -----------------
                                  SERVICING CRITERIA                                     APPLICABLE       APPLICABLE
                                                                                          SERVICING       SERVICING
                                                                                        CRITERIA FOR    CRITERIA FOR A
                                                                                          SERVICER       SUBSERVICER
--------------------------------------------------------------------------------------- -------------- -----------------
     REFERENCE                                   CRITERIA
-------------------- ------------------------------------------------------------------ -------------- -----------------
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's Account documents, on at
                     least an annual basis, or such other period specified in
                     the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable Account documents and state laws; and (C) such
                     funds are returned to the obligor within 30 calendar days
                     of full repayment of the related Accounts, or such other
                     number of days specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------


                                            [NAME OF [SERVICER] [SUBSERVICER]


                                            Date:_______________________________



                                            By:  _______________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE 1


                                List of Accounts


                             [Delivered to Trustee]